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                                                                 Exhibit 10.57
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                         CONSTRUCTION LOAN FACILITY AGREEMENT


                              Dated as of July 31, 1998


                                     by and among


                         CENTERPOINT DEVELOPMENT CORPORATION


                                     as Borrower


                                         and


                                LASALLE NATIONAL BANK,


                                 as Lender and Agent


                                         and


                           U.S. BANK NATIONAL ASSOCIATION,


                                      as Lender




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                         CONSTRUCTION LOAN FACILITY AGREEMENT


     THIS CONSTRUCTION LOAN FACILITY AGREEMENT (the "Agreement"), dated as of July 31, 1998, by and among CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation (the "Borrower"); LASALLE NATIONAL BANK, a national banking association ("LaSalle"), as a Lender and as agent for the Lenders ("Agent"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender ("USBank" and together with LaSalle in its capacity as a Lender, the "Lenders").


                                      RECITALS.


     A. Borrower has requested that Lenders provide a revolving credit construction loan borrowing facility for Borrower in the maximum principal amount of $50,000,000.00, of which LaSalle and USBank each will make loans in the maximum aggregate amount equal to $25,000,000.00, for the purpose of providing Borrower with construction loans in accordance with the terms and conditions of this Agreement for the acquisition, construction and redevelopment of industrial or warehouse properties.

     B. LaSalle and USBank have entered into the Co-Lender Agreement (as defined in Section 2.20).

     C. Lenders are willing to provide the credit facility requested by Borrower in accordance with the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agrees as follows:


                                      ARTICLE 1


     1.1 The foregoing Preambles and all other recitals set forth herein are made a part of this Agreement.

     1.2 The Exhibits referred to in this Agreement are incorporated herein and expressly made a part hereof.

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                                      ARTICLE 2

                               DEFINITIONS AND EXHIBITS

     The following terms as used in this Agreement shall have the following meanings (such meanings to be equally applicable in both the singular and plural forms of the terms defined):

     2.1 ADDITIONAL COST: Any change after the date hereof in the cost to Agent or any Lender of complying with any law, rule, regulation or other requirement imposed, administered and/or enforced by any federal, state or other governmental or monetary authority (including without limitation reserve requirements) applicable against any assets held by, or deposits or accounts in or with, or credits extended by Agent or any Lender, and which causes Agent or any Lender to incur any cost in, or increases the effective cost to Agent or any Lender of, lending to Borrower on the LIBOR-Based Rate, or decreases the effective yield of 1.35% which would otherwise be earned by Lenders between LIBOR and the LIBOR-Based Rate but for such costs. Any notice of any such additional sum to be paid shall include a statement, in reasonable detail, as to the basis upon which said sum has been computed.

     2.2  ADMINISTRATION FEE:  As defined in Section 3.8(b) hereof.

     2.3 ADVANCE: With respect to each Construction Loan, each disbursement of the principal balance of such Construction Loan.

     2.4 AFFILIATE: With reference to a specified Person, any Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person.

     2.5 AGENT: LaSalle, in its capacity as Agent for the Lenders hereunder, and any successor appointed as provided in the Co-Lender Agreement.

     2.6 AGENT'S CONSTRUCTION CONSULTANT: With respect to each Project, the architect, engineer or other professional consultant retained by Agent to supervise and/or inspect the Real Estate and/or the construction of such Project, the cost of whose services shall be borne by Borrower. Agent's Construction Consultant for each Project shall be one of the consultants listed on Schedule 1 hereto, unless the Borrower otherwise agrees, and shall be identified in the Project Addendum for such Project.

     2.7 AGREEMENT: This Construction Loan Facility Agreement, including all amendments, modifications, restatements and


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supplements hereto and any appendices, exhibits or schedules to any of the foregoing, as the same may be amended from time to time.

     2.8 ARCHITECT: With respect to each Project, the architect executing the Architect's Agreement. The identity of the Architect for each Project shall be identified in the Project Addendum for such Project.

     2.9 ARCHITECT'S AGREEMENT: With respect to each Project, the agreement between Borrower and the Architect for such Project for the preparation by such Architect of the Plans and Specifications of such Project and the supervision of the construction of such Project. The date and document title of the Architect's Agreement for each Project shall be identified in the Project Addendum for such Project.

     2.10 BORROWER: Centerpoint Development Corporation, an Illinois corporation.

     2.11 BORROWER'S LIABILITIES: All Advances under each Construction Loan, all interest from time to time accruing thereon, and all liabilities and indebtedness of any and every kind and nature, now or hereafter owing, arising, due or payable from Borrower to Lenders under this Agreement or under any of the Loan Documents executed or delivered in connection with each of the Construction Loans.

     2.12 BUSINESS DAY: A day of the year on which dealings are carried on in the London interbank market and banks are open for business in London and are not required or authorized to close in Chicago, Illinois.

     2.13 CENTERPOINT PROPERTIES: Centerpoint Properties Trust, a Maryland real estate investment trust.

     2.14 CENTERPOINT PROPERTIES LINE OF CREDIT: As defined in Section 4.1(f) hereof.

     2.15 CENTERPOINT PROPERTIES LINE OF CREDIT DOCUMENTS:  As defined in
Section 4.1(f) hereof.

     2.16 CENTERPOINT REALTY: Centerpoint Realty Services Corporation, an Illinois corporation.

     2.17 CHANGE IN LAW: Any of the following events: (i) the enactment of any legislation by an Official Body, including the enactment, amendment or modification of a treaty; (ii) the lapse, by its terms, of any law of the United States or any treaty to which the United States is a party; or (iii) the promulgation of any temporary or final regulation under the Code or any other statute of any Official Body, or (iv) any change in the interpretation of any statute or regulation of any Official Body.


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     2.18 CHANGE ORDER:  With respect to each Project, any change in the Work which materially affects the quality, intended use or marketability of such Project, or increases the costs of construction of such Project.

     2.19 CODE: The Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.

     2.20 CO-LENDER AGREEMENT. That certain Co-Lender Agreement by and between LaSalle and USBank of even date herewith, including all appendices, exhibits or schedules thereto, as such may be modified from time to time by any amendment, modification, restatement or supplement thereto.

     2.21 COMMITMENT FEE:  As defined in Section 3.8(a) hereof.

     2.22 CONSTRUCTION COMPLETION: With respect to each Project, "Substantial Completion," as defined in the Put Option Agreement executed in connection with such Project.

     2.23 CONSTRUCTION COMPLETION DATE: With respect to each Project, the date established as the Construction Completion Date for such Project in accordance with Section 3.1(c) hereof and stated in the Project Addendum executed by Borrower in connection with the Construction Loan made for such Project.

     2.24 CONSTRUCTION CONTRACT. With respect to each Project, the contract for construction of the Improvements by and between Borrower and Contractor. The date and document title of the Construction Contract for each Project shall be identified in the Project Addendum for such Project.

     2.25 CONSTRUCTION LOAN: Each construction loan made by the Lenders to the Borrower pursuant to the Facility.

     2.26 CONSTRUCTION LOAN BALANCE DEFAULT: As defined in Section 3.3(d) hereof.

     2.27 CONTRACT: Any contract for one month, two months, three months, four months or six months, as elected by Borrower (or any other period expressly agreed to by Agent and Borrower), made by Agent or any Lender in the London interbank market to obtain the deposit with Agent of the sum required to fund a LIBOR Portion for the respective Contract Period. A maximum of four (4) Contracts may be outstanding at any one time in connection with each Construction Loan.

     2.28 CONTRACT PAYMENT DATE: For each Contract, the date on which it matures, except that if the Contract matures on a day which is not a Business Day, the date shall be the next succeeding day which is a Business Day; provided, however, that (i) if a


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Contract would otherwise expire on a day which is not a Business but is a day of the month after which no further Business Day occurs in such month, the Contract Payment Date shall expire on the next preceding Business Day, and (ii) if a Contract Period begins on a day for which there is no numerically corresponding day in the calendar month in which the last day of such Contract Period falls, such Contract Period shall end on the last Business Day of such calendar month.

     2.29 CONTRACT PERIOD. The term of a Contract, which shall be one month, two months, three months, four months or six months (or any other period expressly agreed to by Agent and Borrower) for which Borrower elects to be charged interest on a LIBOR Portion at the LIBOR-Based Rate; provided, however, that with respect to each Construction Loan, no Contract Period shall extend beyond the Maturity Date as stated in the Notes executed and delivered in connection with such Construction Loan.

     2.30 CONTRACTOR. With respect to each Project, the general contractor or construction manager executing the Construction Contract. The identity of the Architect for each Project shall be identified in the Project Addendum for such Project.

     2.31 CONTROL: With respect to any Person, the power directly or indirectly, to either (a) vote 10% or more of the securities having ordinary voting power for the election of directors or other controlling persons of such Person, or (b) direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control".

     2.32 CONVERSION DATE: For interest computation purposes, and as may be appropriate, the effective date on which:

          (i)  a LIBOR Portion is converted to Prime-Based Funds; or

          (ii)  an expiring LIBOR Portion is converted to another LIBOR Portion.

     2.33 COST OF FUNDS. The Agent's cost, as determined by Agent each Business Day, of obtaining a given dollar amount for a given maturity.

     2.34 DEED AGREEMENT:  As defined in Section 4.2(v) hereof.

     2.35 DEFAULT:  A Facility Default or a Project Default.


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     2.36 DEFAULT INTEREST RATE:  The Prime Rate plus three and one-half percent
(3.50%) per annum.

     2.37 ENGINEER: With respect to each Project, the engineer or contractor executing the Engineer's Agreement, if any. The identity of the Engineer for each Project, if any, shall be identified in the Project Addendum for such Project.

     2.38 ENGINEERING PLANS AND SPECIFICATIONS: With respect to each Project, the plans and specifications for the Site Improvements, if any.

     2.39 ENGINEER'S AGREEMENT: With respect to each Project, the agreement, if any, between Borrower and the Engineer, if any, for such Project for the preparation by such Engineer of the Engineering Plans and Specifications for such Project. The date and document title of the Engineer's Agreement for each Project, if any, shall be identified in the Project Addendum for such Project.

     2.40 EVENT OF DEFAULT: A Facility Event of Default or a Project Event of Default.

     2.41 ENVIRONMENTAL LAWS: All applicable federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances, regulations, codes and rules relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials and all applicable decisions, orders and directives of federal, state and local governmental agencies, courts and other authorities with respect thereto.

     2.42 ENVIRONMENTAL REPORT: With respect to each Project, one or more environmental assessment reports, including a Phase I environmental report, each in form and content, and issued by an environmental engineering firm, reasonably acceptable to Lenders, concerning the Real Estate and area surrounding the Real Estate. For each Project, the date and document title of the environmental report or reports, and the name of the environmental engineering firm preparing the environmental report or reports, shall be identified in the Project Addendum for such Project.

     2.43 ESTIMATED TOTAL COST OF COMPLETING THE IMPROVEMENTS: With respect to each Project, as of any given date, the then total cost of completing construction of the Improvements pursuant to the Plans and Specifications and any Change Orders permitted under the terms of this Agreement.

     2.44 FACILITY: The revolving credit facility for the making of Construction Loans by the Lenders to the Borrower as established by, and pursuant to the terms and conditions of, this Agreement.


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     2.45 FACILITY DEFAULT:  A Facility Event of Default or any event which upon the passage of time or giving of notice (or both) would constitute a Facility Event of Default.

     2.46 FACILITY EVENT OF DEFAULT: The occurrence of any one or more of the events described in Section 12.1 hereof.

     2.47 FACILITY MATURITY DATE:  July 31, 2001.

     2.48 FUNDING COSTS. All reasonable losses, expenses and liabilities, to the extent actually incurred (including, without limitation, any loss, expense or liability incurred by any Lender in connection with the liquidation or re-employment of deposits or funds required by it to make or carry its LIBOR Portions), excluding loss of anticipated profits that any Lender sustains: (a) if for any reason (other than a default by any Lender) a borrowing of, or continuation of, a LIBOR Portion does not occur on a date specified therefor in a notice of borrowing or notice of continuation (whether or not rescinded, cancelled or withdrawn or deemed rescinded, cancelled or withdrawn, pursuant hereto), (b) if any prepayment (whether voluntary or mandatory), repayment (including, without limitation, payment after acceleration) or conversion of any of its LIBOR Portions occurs on a date which is not the last day of the Contract Period applicable thereto, (c) if any prepayment of any of its LIBOR Portions is not made on any date specified in a notice of prepayment given by Borrower, or
(d) as a consequence of any default by Borrower in repaying its LIBOR Portions or any other amounts owing hereunder in respect of its LIBOR Portions when required by the terms of this Agreement or the Notes executed and delivered in connection with any Construction Loan. Borrower acknowledges that Lenders may obtain funds for LIBOR Portions hereunder through multiple sources, including one or more larger contracts obtained on the London interbank market. Therefore, the calculation of all amounts payable to any Lender hereunder shall be made on the assumption that such Lender has funded its relevant LIBOR Portion through
(i) the purchase of a LIBOR deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Portion with a maturity equivalent to the Interest Period applicable to such LIBOR Portion, and (ii) the transfer of such LIBOR deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America. Borrower consents to, and acknowledges the reasonableness of, such calculation.

     2.49 GAAP: Generally accepted accounting principles in the United States of America (as in effect from time to time) applied on a consistent basis.

     2.50 GOVERNMENTAL APPROVALS: With respect to each Project, all authorizations, approvals, waivers, exemptions, variances, franchises, permits and licenses or federal, state, municipal or


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other governmental authorizations required for the acquisition, construction, development, ownership and operation of all or any part of such Project.

     2.51 GOVERNMENTAL AUTHORITY or GOVERNMENTAL AUTHORITIES: With respect to each Project, any and all federal, state, municipal or other governmental bodies having jurisdiction over Borrower, the Contractor or all or any part of such Project.

     2.52 HARD COSTS: With respect to each Project, the amounts determined by Lenders to be owing for the costs of labor performed at the Project and materials incorporated or to be incorporated into such Project.

     2.53 HAZARDOUS MATERIALS: Any flammables, explosives, accelerants, asbestos, radioactive materials, radon, urea formaldehyde foam insulation, lead-based paint, polychlorinated biphenyls, petroleum or petroleum based or related substances, hydrocarbons or like substances and their additives or constituents, methane, and all substances now or hereafter defined as "hazardous substances", "hazardous materials", "toxic substances" or "hazardous wastes" in The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET. SEQ.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (P.L. 99-499, 42 U.S.C.), The Toxic Substance Control Act of 1976 as amended, (15 U.S.C. Section 2601 ET. SEQ.), The Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, ET. SEQ.), The Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, ET. SEQ.), The Clean Water Act, as amended (33 U.S.C. Section 1251, ET. SEQ.), The Clean Air Act, as amended (42 U.S.C. Section 7401 ET. SEQ.), The Illinois Environmental Protection Act, as amended (415 ILCS 5/1 ET SEQ.), any so-called "Superfund" or "Superlien" law or any other applicable federal, state or local law, common law, code, rule, regulation, or ordinance, presently in effect or hereafter enacted, promulgated or implemented.

     2.54 IMPROVEMENTS: With respect to each Project, all improvements, including Site Improvements, to be constructed and/or developed in connection with such Project, as described in the Project Addendum executed and delivered by Borrower in connection with the Construction Loan made to fund such Project.

     2.55 INDEBTEDNESS: Any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

     2.56 INTERCREDITOR AGREEMENT: That certain Intercreditor Agreement of even date herewith by and among Borrower, LaSalle, USBank, Centerpoint Properties and Centerpoint Realty.


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     2.57 INTEREST RATE:  With respect to each Construction Loan, the
Prime-Based Rate or the LIBOR-Based Rate, as applicable to any portion of such Construction Loan from time to time.

     2.58 INTEREST RESERVE:  As defined in Section 3.7 hereof.

     2.59 INTEREST RESERVE DEFICIENCY DEFAULT: As defined in Section 3.7 hereof.

     2.60 LASALLE:  LaSalle National Bank, a national banking association.

     2.61 LEASES: With respect to each Project, all leases, subleases, licenses, concessions, grants, tenancies or other possessory interests in all or any part of such Project, now or hereafter existing.

     2.62 LENDERS:  LaSalle and USBank.

     2.63 LIBOR: For each Contract, the interest rate quoted by Agent on such Contract, which shall be the rate of interest per annum (computed on basis of a year containing the number of days required by the Contract in question) at which a deposit in U.S. Dollars in the sum equal to the corresponding LIBOR Portion is or can be obtained by Agent in the London interbank market for the Contract Period.

     2.64 LIBOR-BASED RATE: For any given LIBOR Portion for its corresponding Contract Period, the sum of: (1) the quotient of: (a) LIBOR, divided by (b) one minus the Reserve Requirement (expressed as a decimal), plus (2) one hundred thirty-five (135) basis points per annum, computed on the actual days elapsed and a year computed as required by the Contract in question.

     2.65 LIBOR PORTION: Each portion (if there is more than one Contract in existence) of the principal balance of any Note from time to time outstanding on which Borrower is charged interest at the corresponding LIBOR-Based Rate. No LIBOR Portion shall be less than One Hundred Thousand and 00/100 ($100,000.00) unless otherwise expressly agreed to by Agent and Borrower, and any greater amounts shall be in at least $100,000.00 increments.

     2.66 LIEN: Any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.


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     2.67 LOAN AMOUNT:  With respect to each Construction Loan, the amount of such loan as evidenced by the definition of Loan Amount in the Project Addendum executed and delivered by Borrower in connection with such Construction Loan.

     2.68 LOAN DOCUMENTS: All documents and instruments executed or delivered by or on behalf of Borrower evidencing or securing a Construction Loan, including without limitation those described in Subsections 4.2(a) to and including 4.2(v) hereof.

     2.69 LOAN EXPENSES: With respect to each Construction Loan, any and all of Agent's or any Lender's expenses relating to such Construction Loan, including, without limitation, recording, registration and filing charges and taxes; mortgage taxes; charges of the Title Company; escrow charges; photocopying, printing and photostating expenses; costs of appraisals, surveys, soil reports, and environmental reports; costs of certified copies of instruments and other documents; fees of any construction servicer; all costs, fees and expenses of Agent's Construction Consultant, and all attorney's fees relative to the preparation and delivery of the Loan Documents for such Construction Loan and the disbursement of any Advance for such Construction Loan.

     2.70 MATERIAL ADVERSE EFFECT: Any condition which has a material adverse effect upon (i) the business, operations, properties, or assets, taken as a whole, of Borrower, or (ii) the ability of Agent or the Lenders to enforce any of Borrower's Liabilities.

     2.71 MAXIMUM CONSTRUCTION LOAN FACILITY: As defined in Section 3.1 (a) hereof.

     2.72 MORTGAGE: With respect to each Construction Loan, the Construction Mortgage and Security Agreement with Assignment of Rents in the form of Exhibit C hereto encumbering the Project funded by such Construction Loan to be made by Borrower in favor of Lenders and Agent to secure such Construction Loan.

     2.73 MORTGAGED PREMISES: With respect to each Construction Loan, the Real Estate and all other property conveyed to Lenders and Agent as security for such Construction Loan, as more fully described in the Mortgage delivered in connection with such Construction Loan, together with the Improvements funded by such Construction Loan.

     2.74 MUNICIPALITY: With regard to each Project, the city, village or other municipal entity in which the Project is located.

     2.75 NOTES: With respect to each Construction Loan, the Promissory Notes, in the form of Exhibits B-1 and B-2 hereto, each in the stated principal amount of one-half of the Loan Amount for


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such Construction Loan, executed and delivered by Borrower to evidence such
Construction Loan.

     2.76 OFFICE: When used in connection with the Agent, its office located at 135 South LaSalle Street, Suite 1225, Chicago, Illinois 60603, or such other office or offices of the Agent or branch, subsidiary or affiliate thereof as may be designated in writing from time to time by the Agent to the Borrower and the Lenders.

     2.77 OFFICIAL BODY: Any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     2.78 PERMIT: Any and all permits, authorizations, approvals, registrations, rights of way, orders, waivers, variances or other licenses issued or granted by any Governmental Authority.

     2.79 PERMITTED EXCEPTIONS: With respect to each Construction Loan, the exceptions to title contained in Exhibit "B" to the Project Addendum executed and delivered by Borrower in connection with such Construction Loan.

     2.80 PERSON: An individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity.

     2.81 PLANS AND SPECIFICATIONS: With respect to each Project, the plans and specifications for the Improvements to be constructed in connection with such Project, as approved by Lenders and by Agent's Construction Consultant.

     2.82 PRIME-BASED FUNDS. At any time, the portion of the outstanding principal balance of any Construction Loan on which interest is being charged at the Prime-Based Rate.

     2.83 PRIME-BASED RATE.  The rate per annum equal to the Prime Rate.

     2.84 PRIME RATE. The rate of interest most recently announced at any time and from time to time by LaSalle as its prime rate or equivalent rate of interest per annum at its principal office in Chicago, Illinois (which rate may not necessarily be the lowest rate charged by LaSalle), provided that if LaSalle ceases to use the term "Prime Rate" in setting a base rate, the Prime Rate hereunder shall be determined by reference to the rate used by LaSalle as such a base rate as designated by LaSalle to Borrower. The Prime Rate shall be and become effective as of the date of each change in the Prime Rate. In the event LaSalle shall cease to be the Agent hereunder, Prime Rate shall mean the rate of interest


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most recently announced at any time and from time to time by USBank as its prime rate or equivalent rate of interest per annum at its principal office in Chicago, Illinois (which rate may not necessarily be the lowest rate charged by USBank), provided that if USBank ceases to use the term "Prime Rate" in setting a base rate, the Prime Rate shall be determined by reference to the rate used by UsBank as such a base rate as designated by USBank to Borrower.

     2.85 PROJECT: With respect to each Construction Loan, the Real Estate and Improvements (each as more fully described in the Project Addendum executed and delivered by Borrower in connection with such Construction Loan) to be developed in accordance with the terms of this Agreement.

     2.86 PROJECT ADDENDUM: With respect to each Construction Loan, the addendum in the form of Exhibit A hereto executed and delivered by Borrower in connection with such Construction Loan.

     2.87 PROJECT BUDGET: With respect to each Project, the budget, attached as Exhibit "C" to the Project Addendum executed and delivered by Borrower in connection with the Construction Loan funding such Project, setting forth all expenses and costs of such Project, including but not limited to the cost of acquisition of the Real Estate, which budget must be approved by Lenders in Lenders' sole and absolute discretion and may not be modified without Lenders' prior written approval.

     2.88 PROJECT DEFAULT: A Project Event of Default or any event which upon the passage of time or giving of notice (or both) would constitute a Facility Event of Default.

     2.89 PROJECT EVENT OF DEFAULT: The occurrence of any one or more of the events described in Section 13.1 hereof.

     2.90 PROJECT LOAN: With respect to each Project, a loan made by Centerpoint Properties or Centerpoint Realty, evidenced by a note in the form attached as Exhibit C-1 (in the case of Centerpoint Properties) or Exhibit C-2 (in the case of Centerpoint Realty) to the Intercreditor Agreement, and subordinated to all of Borrower's Liabilities in accordance with the terms and provisions of the Intercreditor Agreement.

     2.91 PRO RATA or PRO RATA INTEREST: As between the Lenders, in proportion to each Lender's portion of the Maximum Construction Loan Facility, or if the Facility shall have been terminated, each Lender's percentage of the Construction Loans then outstanding.

     2.92 PUT LOAN: With respect to any Project, a loan made by Centerpoint Properties to the Borrower, pursuant to the terms of Section 3 and Exhibits C-1 to C-10 of the Put Option Agreement for such Project, the proceeds of which are used, in part, to pay in


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full the principal amount and all accrued interest upon the Construction Loan for such Project.

     2.93 PUT OPTION AGREEMENT: With respect to each Project, the Put Option Agreement in the form of Exhibit U hereto executed by Borrower and Centerpoint Properties in connection with such Project. The date of the Put Option Agreement for each Project shall be identified in the Project Addendum for such Project.

     2.94 REAL ESTATE: With respect to each Project, the real estate legally described on Exhibit "A" to the Project Addendum executed and delivered by Borrower in connection with the Construction Loan funding such Project.

     2.95 REGULATION D: Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect, and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     2.96 RESERVE REQUIREMENT:   With respect to any Contract Period, the daily
average during each such period of the maximum aggregate reserve requirement (including but not limited to all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such period) which is imposed under Regulation D on non-personal time deposits of One Hundred Thousand Dollars ($100,000.00) or more with a maturity equal to the particular Contract Period.

     2.97 SITE IMPROVEMENTS: With respect to each Project, all necessary on and off-site improvements required for completion of such Project, including, without limitation, roads, storm sewers, detention and retention facilities, sanitary sewers, curbs, gutters, water, electric, gas and all other utility systems.

     2.98 SOFT COSTS: With respect to each Project, all expenses, fees and other costs of development and sale of the Project other than Hard Costs.

     2.99 SOLVENT: With respect to any Person on a non-consolidated basis and a particular transaction, upon consummation of the transaction and after giving effect thereto, (a) the entity's financial condition shall be such that the entity's property at a fair valuation will exceed its debts, (b) the present fair saleable value of the entity's assets will be greater than the amount that will be required to pay its probable liability on its debts as such debts become absolute and matured, (c) the entity is paying its debts as they become due, and intends and believes that it will be able to pay its debts as they mature, and
(d) the property remaining in the entity will not be an unreasonably small capital for the business in which the entity is engaged or is about to engage. As used herein, "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

     2.100 TAXES: Any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein), excluding, in the case of either Lender, net income and franchise taxes imposed on such Lender by the jurisdiction under the laws of which such Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which a Lender's office is located or any political subdivision or taxing authority thereof or therein.

     2.101     TITLE COMPANY:  Chicago Title Insurance Company.

     2.102 UNAVOIDABLE DELAYS: Delays due to strikes, acts of God, enemy action, civil commotion, fire, unavoidable casualty, materials shortages or other causes beyond the control of the Borrower.

     2.103 USBANK: U.S. Bank National Association, a national banking association.

     2.104 WORK: With respect to each Project, the labor and materials to be furnished for the construction of the Improvements.

     2.105 YEAR 2000 PROBLEM: The risk that computer applications used by the Borrower and/or Centerpoint Properties may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999.

     The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits hereto, as the same from time to time be amended, modified, restated or supplemented and not to any particular section, subsection or clause contained in this Agreement. The term "including" shall mean including without limitation.


                                      ARTICLE 3

                        AGREEMENT TO MAKE CONSTRUCTION LOANS

     3.1  THE CONSTRUCTION LOAN FACILITY.

     (a) THE FACILITY. Subject to the terms and conditions of this Agreement, including all terms and conditions of Section 4.2 hereof, and relying upon the representations and warranties herein set forth, and provided that there does not then exist any Facility

Default, Facility Event of Default, Construction Loan Balance Default or Interest Reserve Deficiency Default, LaSalle and USBank severally agree to make Construction Loans to the Borrower at any time or from time to time on or after the date hereof in an amount or amounts such that the aggregate stated principal amount of all Notes made by Borrower to evidence such Construction Loans shall not exceed at any time $50,000,000.00 (the "Maximum Construction Loan Facility"). LaSalle's portion of the Maximum Construction Loan Facility shall not exceed $25,000,000.00 and USBank's portion of the Maximum Construction Loan Facility shall not exceed $25,000,000.00. Each Construction Loan and each Advance is at all times subject to the conditions and limitations set forth in this Agreement, compliance with all of the covenants set forth in Article 7 hereof, and, with respect to each Construction Loan individually, compliance with all of the covenants set forth in Article 8 hereof. Neither Lender shall have any obligation to make Advances or Construction Loans on or after the Facility Maturity Date (or such earlier date as may be applicable hereunder). The obligations of the Lenders hereunder are several and not joint and neither Lender shall under any circumstances be obligated to extend credit hereunder in excess of its portion of the Maximum Construction Loan Facility or its Pro Rata share of the credit outstanding hereunder.

     (b)  LIMITATIONS ON THE AMOUNT AND TERM OF EACH CONSTRUCTION LOAN.   Each
Construction Loan shall be in a maximum principal amount of the lesser of (i) $10,000,000.00, (ii) eighty percent (80%) of the total cost of the development of the Project (including land cost) as shown on the Project Budget for such Project approved by Lenders, or (iii) ninety percent (90%) of the value of the Project as determined pursuant to the appraisal required by Section 4.2(ac) hereof. Each Note executed to evidence a Construction Loan shall have a maturity date of the earlier of (i) one year from the date of such Note (unless a longer term is otherwise permitted by Lenders, in the Lender's sole discretion, upon application by Borrower), and (ii) the Facility Maturity Date.

     (c) LIMITATIONS ON CONSTRUCTION COMPLETION DATE. Each Project Addendum executed in connection with a Construction Loan shall provide for a Construction Completion Date of the earlier of (i) thirty (30) days prior to the maturity date of the Notes executed in connection with such Project, (ii) the date by which Borrower must substantially complete the Work (as defined in the Put Option Agreement for such Project) as stated in Section 5e. of the Put Option Agreement for such Project (the "Section 5e Date"), or (iii) the Put Termination Date for such Project, as defined in Section 5i. of the Put Option Agreement for such Project. In the event (A) either the Section 5e Date or the Put Termination Date for such Project is earlier than thirty (30) days prior to the maturity date of the Notes executed in connection with such Project, (B) such earlier date is extended pursuant to the terms and conditions of the Put Option Agreement for such Project, and

(C) such extension does not cause, and will not result in, a default under any Lease of all or any part of such Project, the Construction Completion Date for such Project shall be extended to the earlier of such extended date, the date from subsections (ii) and (iii) above which is not so extended, and that date which is thirty (30) days prior to the maturity date of the Notes executed in connection with such Project. In no event shall the Construction Completion Date be extended to a date later than that date which is thirty (30) days prior to the maturity date of the notes executed in connection with such Project.

     (d) REVOLVING CREDIT. Within the limits of time and amounts set forth in this Section 3.1, and subject to the provisions of this Agreement, Borrower may borrow and repay Construction Loans hereunder, and reborrow additional Construction Loans hereunder, provided that at all times the stated principal amount of all Notes evidencing all Construction Loans for which any indebtedness remains outstanding shall not exceed the Maximum Construction Loan Facility. Notwithstanding the foregoing, or any other provision of this Agreement or any Loan Document, under no circumstances shall the proceeds of any individual Construction Loan revolve or be available upon their repayment for reborrowing with respect to such Construction Loan or the Project which is the subject of such Construction Loan.

     3.2 DISBURSEMENT OF EACH CONSTRUCTION LOAN: Subject to the satisfaction of the terms and conditions herein contained, Advances of each Construction Loan shall be disbursed as follows:

     (a) Borrower hereby authorizes and directs the Agent to disburse for and on the behalf of Borrower and Borrower's account, all Advances made by either Lender to Borrower pursuant to this Agreement as any officer or director of Borrower shall direct, whether in writing or orally.

     (b) The first Advance of each Construction Loan shall not be made until such time as all of the conditions set forth in Section 4.2 hereof have been satisfied by Borrower. Each subsequent Advance of each Construction Loan shall be made only at such time as all applicable conditions set forth in Sections 4.4 and 4.5 hereof have been satisfied by Borrower.

     (c) All Advances (including the first) of each Construction Loan shall be made through a Construction Loan Escrow Trust and Disbursing Agreement in the form of Exhibit S attached hereto (a "Construction Escrow") established with the Title Company and through a Title Company account established with Agent. The execution of this Agreement constitutes an irrevocable direction and authorization by Borrower to each Lender to disburse the proceeds of each Construction Loan in the above manner. Funds will be considered to have been disbursed by each Lender to Borrower, and interest shall accrue thereon, upon the disbursement of funds by Agent to the Title Company account. Unless otherwise approved by the Lenders, until the Project financed by any Construction Loan is fifty percent (50%) complete (as determined by the cash value of the Work completed), cash disbursement of any Construction Loan shall in no event exceed ninety percent (90%) of the value as reasonably determined by Lenders of the labor, work, services and materials rendered to and incorporated in the Improvements and all materials stored at the Real Estate (which materials shall only be those reasonably necessary for the continued progress of construction of the Improvements) for the Project financed by such Construction Loan. Amounts retained shall not be paid until thirty (30) days after substantial completion of all Improvements for such Project, subject to punch list retainage.

     (d) The proceeds of each Construction Loan are to be disbursed by Agent as herein provided solely for the payment of costs and expenses shown on the Project Budget for such Construction Loan actually incurred by Borrower.
Without limitation of any other provision hereof, with respect to any particular item or category shown on the Project Budget for each Construction Loan, in no event shall either Lender be required to disburse any portion of such Construction Loan in excess of the portion of such Construction Loan allocated to such item or category of the Project as shown on the Project Budget. The Borrower may request, subject to the approval of the Lenders in their reasonable discretion, reallocation of line items in the Project Budget for a Construction Loan to allocate cost savings in one or more line items with respect to work completed to other line items on the Project Budget for such Construction Loan.

     3.3 ADVANCE PROCEDURES: The procedures for Advances of each Construction Loan shall be as follows:

     (a) Borrower shall request and Agent and Lenders shall be required to make Advances of each Construction Loan not more frequently than once each calendar month. Agent and Lenders may at any time take such action as they deem appropriate to verify that the conditions precedent to each Advance have been satisfied, including but not limited to, verification of the amounts due under any construction contract relative to the applicable Work. Borrower agrees to cooperate with Agent and Lenders in any such action. If in the course of any such verification, any amount shown on any construction contract, application for payment, sworn statement or waiver of lien is subject to a possible discrepancy, such discrepancy shall be eliminated by Borrower to the satisfaction of Agent and Lenders. Each request for an Advance shall be made by a notice delivered from Borrower to Agent and Lenders not less than ten (10) days prior to the date of the requested Advance specifying in detail the amount of such Advance and accompanied by the items required pursuant to Sections 4.2,
4.4 and 4.5 hereof.

     (b) For purposes of this Agreement (i) the cost of labor and materials furnished for Work shall be deemed to be incurred by Borrower when the labor and materials have been incorporated into the applicable Improvements, (ii) the cost of services (other than labor included in Work) shall be deemed to be incurred by Borrower when the services are actually rendered, and (iii) any other costs shall be deemed to be incurred by Borrower when due and payable, but not before the value to be received in return for such cost has been received by Borrower.

     (c) No Advance of a Construction Loan for materials purchased by Borrower but not yet installed or incorporated into the applicable Project shall be made without Agent's prior approval of the conditions under which such materials are purchased and stored. In no event shall any such Advance be made unless the materials involved have been delivered to the applicable Real Estate or stored with a bonded warehouseman, with satisfactory evidence of security, insurance and suitable storage. Upon Agent's request, Borrower shall provide Agent, in connection with such materials, a copy of a bill of sale or other evidence of title in Borrower, together with a copy of UCC searches against Borrower and the warehouseman, if applicable, indicating no liens or claims which may affect such materials.

     (d) If at any time the Lenders reasonably determine that, with respect to any Construction Loan, the Estimated Total Cost of Completing the Improvements for the applicable Project is more than the Loan Amount for such Construction Loan plus the amount of any funds of Borrower then on deposit with the Agent for such Construction Loan pursuant to this Section 3.3(d), or that the amounts advanced for any cost item shown on the applicable Project Budget exceeds, or would if disbursed exceed, the amount shown therefor on such Project Budget (in either case a "Construction Loan Balance Default"), neither Lender shall have any obligation to make any further Advances hereunder (with respect to the particular Construction Loan involved or with respect to any other Construction
Loan) and Borrower covenants and agrees that within fifteen (15) days of the mailing of written notice of any Construction Loan Balance Default it will deposit funds with the Agent in an amount sufficient to cure such default, all funds so deposited with the Agent to be held by it without interest as collateral security for the Construction Loan for which they were deposited and disbursed for the payment of costs for which Construction Loan proceeds may be requested pursuant to the applicable Project Budget prior to the Advance of any further proceeds of the applicable Construction Loan.

     (e) Borrower hereby authorizes Agent to make Advances of the proceeds of a Construction Loan directly to itself and the Lenders for payment and reimbursement of all interest due with respect to such Construction Loan hereunder or under any Loan Document executed in connection with such Construction Loan, and all other charges, costs and expenses (including Loan Expenses) required to be paid by Borrower hereunder with respect to such Construction Loan to the extent such interest and other charges, costs and expenses are not paid within five days of the date when due (in the case of interest) or within fifteen (15) days following delivery of statements therefor (in the case of other charges, costs and expenses) to Borrower.

     3.4  INTEREST ON AND REPAYMENT OF CONSTRUCTION LOANS:

     (a) Prior to the occurrence of a Project Default with respect to any individual Construction Loan, interest on all Advances of such Construction Loan shall accrue on each LIBOR Portion of such Construction Loan from the date of disbursement of such LIBOR Portion at the LIBOR-Based Rate, for the applicable Contract Period, and interest shall accrue on the Prime-Based Funds of such Construction Loan from the date of disbursement of such Prime-Based Funds at the Prime-Based Rate. Interest on Prime-Based Funds and on each LIBOR Portion shall be calculated on the basis of the actual number of days elapsed during the period for which interest is being charged hereunder, predicated on a year consisting of three hundred and sixty (360) days.

     (b) Interest on the balance of principal from time to time outstanding and unpaid of the Prime-Based Funds of each Construction Loan shall be payable monthly in arrears commencing on the first day of the month following the initial Advance thereof and continuing on the first day of each successive month thereafter, with a final payment of all accrued unpaid interest, together with the entire unpaid remaining principal balance of the indebtedness evidenced by the Notes executed and delivered in connection with each Construction Loan, due and payable on the Maturity Date, as defined in the Notes evidencing each Construction Loan, unless the indebtedness evidenced by such Notes is accelerated as provided herein.

     (c) All payments on each Note shall be made in lawful money of the United States at the Office of the Agent (or to such other place as any holder thereof may from time to time direct by written notice) and shall be received by Agent by 2:00 p.m. Central time. Funds received after that hour shall be deemed to have been received by Agent on the following business day. Prior to a Project Event of Default with respect to the Construction Loan for which Notes have been delivered, all monies paid by Borrower to Agent in connection with such Notes shall be applied in the following order of priority: (a) first, toward payment of all fees, cost and expenses due to Agent or Lenders in connection with the applicable Construction Loan pursuant to this Agreement or any Loan Document executed and delivered in connection with the applicable Construction Loan; (b) next, toward payment of interest which has accrued on the outstanding principal balance of such Notes and which is due and payable; and (c) last, toward payment of the outstanding principal balance of such Notes. While any Project Event of Default exists, Agent and Lenders are expressly authorized to apply payments made under the affected Notes as they may elect against any or all of Borrower's Liabilities then due and payable in connection with the Construction Loan evidenced by such Notes.

     (d) Any portion of any Construction Loan comprised of Prime-Based Funds may be prepaid, either in whole or in part, together with all accrued and unpaid interest thereon, without penalty or premium, at any time and from time to time. Any portion of any Construction Loan comprised of a LIBOR Portion may be prepaid, either in whole or in part, only if such prepayment is accompanied by a simultaneous payment of any Additional Cost, Funding Costs, Taxes and accrued interest on the Contract attributable to such LIBOR Portion which is being prepaid.

     (e) With respect to each Construction Loan, upon the occurrence and during the continuance of a Project Default or Project Event of Default with respect to such Construction Loan, or upon the occurrence and during the continuance of a Facility Default or a Facility Event of Default, interest on the unpaid principal balance of the Notes evidencing the affected Construction Loan or construction Loans (regardless of whether all or any portion of the affected loan or loans is then accruing interest at a LIBOR-Based Rate) at the Default Interest Rate; provided, however, that in the event a Project Default or Facility Default is cured during any applicable cure period, the Default Interest Rate shall not be applied to the period of the pendency of such default. In the event that all or any portion of the affected loan or loans is then accruing interest at a LIBOR-Based Rate, Agent and Lenders shall have the right, but shall have no obligation, to break any or all Contracts made by Agent in connection with such loan or loans, in which event Borrower shall immediately pay to Agent and Lenders all Funding Costs incurred by Agent or any Lender as a result of such breakage. The occurrence and continuance of a Default with respect to any Construction Loan shall terminate Borrower's right to elect to place all or part of such Construction Loan at the LIBOR-Based Rate.

     (f) If any installment of interest or the unpaid principal balance due under any Note or any escrow fund payment for taxes or insurance required under any Mortgage becomes overdue for a period in excess of ten (10) days, Borrower shall pay to Agent a late charge of five cents ($.05) for each dollar so overdue to defray part of the increased cost of collecting the late payments and the opportunity cost incurred by Agent and/or Lenders because of the unavailability of the funds.

     (g) It is the intention of Agent, Lenders and Borrower to comply with the laws of the State of Illinois, and it is agreed that notwithstanding any provision to the contrary in this Agreement or in any Loan Document executed and delivered in connection with any Construction Loan, no such provision shall require the payment or permit the collection of any interest ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by any Note or any other part of Borrower's Liabilities. If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any Note or other Loan Document, then in such event: (a) the provisions of this paragraph shall govern and control; (b) Borrower shall not be obligated to pay any Excess Interest; (c) any Excess Interest that Agent or any Lender may have received hereunder shall, at the option of Agent or such Lender, be (i) applied as a credit against the then outstanding principal balance of one or more of the outstanding Construction Loans, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the applicable interest rate or rates hereunder shall be automatically subject to reduction to the maximum lawful contract rate allowed under the applicable usury laws of the aforesaid State, and this Agreement, each Note and all other Loan Documents executed and delivered in connection with each Construction Loan shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such applicable interest rate or rates; and (e) Borrower shall not have any action against Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.

     3.5  LIBOR OPTION.

     (a) Provided that no Project Default then exists with respect to any individual Construction Loan, Borrower shall have the right to elect (assuming each of the conditions set forth in subsections (i), (ii) and (iii) below have been satisfied), from time to time during the term of such Construction Loan, to have (y) all or any part, but in no event less than One Hundred Thousand and 00/100 Dollars ($100,000.00), of the then outstanding principal indebtedness evidenced by the Notes executed and delivered in connection with such Construction Loan treated as a LIBOR Portion, and/or to convert (z) the whole or not less than One Hundred Thousand and 00/100 Dollars ($100,000.00) of any existing LIBOR Portion converted to a new LIBOR Portion upon the Contract Payment Date for such LIBOR Portion, subject to:

          (i) the receipt by Agent of notice of such election, together with an election of a Contract Period, not less than three (3) Business Days prior to the date requested by Borrower for commencement of the new Contract required to cover the new LIBOR Portion;

          (ii) the availability to Agent and/or Lenders of a Contract to cover such new LIBOR Portion effective on the requested date of commencement for the Contract Period; and

          (iii) Borrower's payment of any Additional Cost, Funding Cost and Taxes incurred by Agent or any Lender from time to time attributable to such new LIBOR Portion.

     (b) Interest on each LIBOR Portion shall be payable, in arrears, on the first day of each month. Interest due on any LIBOR Portion on the date of any termination, breakage or other disposition of its covering Contract shall be paid to Agent and received by Agent in immediately available funds, at the place designated by Agent, by 2:00 p.m. on the date such interest is due to Agent or any Lender by reason of the termination, breakage or other disposition in accordance with the foregoing.

     (c) Any portion of the principal balance of any Construction Loan from time to time outstanding that is not a LIBOR Portion shall be considered Prime-Based Funds accruing interest at the Prime-Based Rate.

     (d) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender with any request or directive, whether or not having the force of law of any such authority, central bank or comparable agency, shall make it unlawful or impossible for Agent or any Lender to make, maintain or fund a LIBOR Portion, Agent shall so notify Borrower. Upon receipt of such notice, Borrower shall repay in full the then outstanding principal amount of each affected LIBOR Portion, together with accrued interest thereon, on either (i) the last day of the then current Contract Period applicable thereto if Agent and Lenders may lawfully continue to maintain and fund such LIBOR Portion to such day or (ii) immediately if Agent or any Lender may not lawfully continue to fund and maintain such LIBOR Portion to such day. Concurrently with repaying each such LIBOR Portion and provided no Default or Event of Default is then in existence with respect to the affected Construction Loan, Borrower may, at its option, reborrow from Lenders an equal principal amount, at the Prime-Based Rate, in accordance with and subject to the terms and conditions hereof and of the Loan Documents executed and delivered in connection with the affected Construction Loan.

     (e) In the event that any Change in Law reduces or shall have the effect of reducing the rate of return on a Lender's capital or the capital of its parent corporation (by an amount such Lender deems material) as a consequence of the Facility or any Construction Loan to a level below that which such Lender or its parent corporation could have achieved but for such Change in Law (taking into account such Lender's policies and the policies of its parent corporation with respect to capital adequacy), and provided all affected Advances are not required to be repaid by Borrower pursuant to Section 3.5(d) above, then Borrower shall, within fifteen (15) days after written notice and demand from such Lender, pay to such Lender additional amounts sufficient to compensate such Lender, or its parent corporation, for such reduction. Any determination by a Lender under this Section 3.5(e) and any certificate as to the amount of such reduction given to Borrower by such Lender shall be final, conclusive and binding for all purposes, absent error.

     (f) If, as a result of any Change in Law any Taxes are required to be withheld or deducted from any amount payable to Agent or any Lender with respect to a LIBOR Portion, the amount payable will be increased to the amount which, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, will yield to Agent and/or Lenders the amount stated to be payable with respect thereto. Borrower will execute and deliver to Agent at its request such further instruments as may be necessary or desirable to give full force and effect to any such increase, including, but not limited to, replacement promissory notes to be issued in exchange for the Notes theretofore issued. Borrower will also hold Agent and each Lender harmless and indemnify each of them for any stamp or other Taxes with respect to the preparation, execution, delivery, performance or enforcement of the Loan Documents for each Construction Loan (all of which shall be included in "Taxes"). Borrower will, upon the request of Agent, provide Agent with evidence satisfactory to it of the payment of any Taxes. If any of the Taxes are paid by Agent or any Lender, Borrower will, upon demand of Agent or such Lender, reimburse Agent or such Lender for such payments, together with any interest, penalties and expenses in connection therewith, plus interest thereon at the Default Interest Rate from the date such payment or payments are made to the date of reimbursement by Borrower.

     (g) Borrower and Agent shall from time to time, upon written request from the other, deliver a written acknowledgment in form reasonably satisfactory to the requesting party indicating, as of the date thereof: (a) the respective portions of each Construction Loan which bear interest at the Prime-Based Rate,
(b) the respective portions of each Construction Loan which bear interest at the LIBOR-Based Rate, and the LIBOR-Based Rate(s) applicable thereto, and (c) the respective Conversion Date(s) applicable to any and all LIBOR Portion(s).

     3.6 NOTES, MORTGAGES AND OTHER LOAN DOCUMENTS: Borrower's obligation to repay Lenders the Loan Amount of each Construction Loan shall be evidenced by the Notes of the Borrower, each in the stated principal amount of one-half of the applicable Loan Amount, and payable, respectively, to LaSalle and USBank. Each

Construction Loan shall be secured by a Mortgage and other security documents delivered by Borrower in accordance with Section 4.2 hereof.

     3.7 INTEREST RESERVE: In the event the Project Budget for a Construction Loan includes an interest reserve in the amount of interest expected to be paid during the term of such Construction Loan (an "Interest Reserve"), during construction of the applicable Project prior to the applicable Construction Completion Date amounts in such Interest Reserve will be advanced by Lenders from time to time as interest payments become due to pay regularly scheduled interest on such Construction Loan so long as (i) no Facility Event of Default has occurred hereunder, and (ii) with respect to the Project financed by such Construction Loan, no Project Event of Default has occurred hereunder. Interest will be payable by Borrower on that portion of any Interest Reserve actually disbursed by Lenders. Any Interest Reserve will not be included in the computation of the undisbursed portion of a Construction Loan for purposes of determining whether, with respect to the applicable Construction Loan, a Construction Loan Balance Default exists. If, for any reason other than payment by Borrower of interest from other than Advances of the applicable Construction Loan, Lenders do not advance funds from the Interest Reserve to pay interest when due (which shall only occur if an Event of Default described in subsection
(i) and (ii) of this Section 3.7 shall have occurred), Agent shall so notify Borrower, in writing, and of the reason therefor, and Borrower shall have a period of five (5) days from such notification to pay the interest due; provided, however, that neither Lender shall have any obligation to make any further Advances hereunder (with respect to the particular Construction Loan involved or with respect to any other Construction Loan) until such time as such interest is paid. In the event any Interest Reserve is reduced to an amount less than the total amount of interest due or reasonably anticipated to become due in connection with the applicable Construction Loan (an "Interest Reserve Deficiency Default"), Agent will notify Borrower of such default and the amount of the deficiency, in writing, and Borrower shall deposit with Agent cash or the cash equivalent thereof within fifteen (15) days following notification from Agent; provided, however, that neither Lender shall have any obligation to make any further Advances hereunder (with respect to the particular Construction Loan involved or with respect to any other Construction Loan) until such time as Borrower has complied with the requirements hereof.

     3.8 LOAN FEES: Borrower shall pay the following loan fees in connection with the Facility:

     (a) a fee for the benefit of the Lenders in the amount of $200,000.00 (the "Commitment Fee") upon the execution of this Agreement; and

     (b) a $10,000 construction administration fee (the "Administration Fee") for the benefit of Agent quarterly in advance, payable on each January 1, April 1, July 1 and October 1 prior to the Facility Maturity Date; provided, however, the first $10,000 installment of the Administration Fee shall be paid upon the execution of this Agreement and no installment of the Administration Fee shall be payable on July 1, 2001. In the event the initial Advance of more than four Construction Loans occurs in any given Loan Year (as hereinafter defined), Borrower shall pay to Agent an additional one-time Administration Fee in the amount of $10,000 on the date of the initial Advance of the fifth and each succeeding Construction Loan made in such Loan Year. As used herein, a "Loan Year" is the period from and including the date of this Agreement (or any anniversary of the date of this Agreement) to and including the day preceding the next anniversary of the date of this Agreement.

     3.9  TAXES.

     (a) All payments made by Borrower under this Agreement or any Loan Document executed in connection with any Construction Loan, including all payments with respect to any LIBOR Portion (including payments of principal and interest), shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes.

     (b) Notwithstanding anything to the contrary herein, if at any time or from time to time Taxes are required to be deducted or withheld from the payments required to be made to Agent or either Lender hereunder solely by reason of a Change in Law after the date hereof (other than as a result of any transfer or assignment of any of the obligations of Borrower hereunder), all payments required to be made by Borrower hereunder or under any Loan Document executed in connection with any Construction Loan (including any additional amounts that may be payable pursuant to this clause (b)) shall be increased to the extent required so that the net amount received by Agent or such Lender after the deduction or withholding of Taxes imposed solely by reason of a Change in Law after the date hereof will be not less than the full amount that would otherwise have been receivable had no such deduction or withholding been imposed by reason of such Change in Law. In the event that this clause (b) shall be operative, Borrower shall promptly provide to Agent evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to Agent any official tax receipts or other documentation with respect to the payment of the Taxes as may be issued by the taxing authority. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and Lenders for any incremental taxes, interest or penalties that may become payable by Agent or either Lender as a result of any such failure.

The agreement in this Section 3.9(b) shall survive the termination of this Agreement and the payment of all or Borrower's Liabilities for two years.

     (c) Any amounts payable pursuant to this Section 3.9 with respect to any Construction Loan shall be secured by each of the Loan Documents executed and delivered by Borrower with respect to such Construction Loan.


                                      ARTICLE 4

             GENERAL CONDITIONS OF FACILITY AND OF EACH CONSTRUCTION LOAN

     4.1 CONDITIONS TO FACILITY: Neither Lender shall have any obligation to make any Construction Loans hereunder until each Lender has received and approved the following documents:

     (a)  ORGANIZATIONAL AND APPROVAL DOCUMENTS:

          (1) a Certificate of the Secretary of Borrower, including and certifying (i) the Articles of Incorporation (certified by the Illinois Secretary of State) and By-Laws of the Borrower, (ii) resolutions of the Board of Directors of Borrower authorizing the execution and delivery of this Agreement, the Intercreditor Agreement, and the Centerpoint Properties Line of Credit Documents, and (iii) the identity of, and the signatures of, the officers of Borrower; and

          (2) a Certificate of Good Standing for Borrower from the Illinois Secretary of State.

          (3) a Certificate of the Secretary of Centerpoint Properties, including and certifying (i) the Declaration of Trust (certified by the Maryland State Department of Assessments and Taxation) and ByLaws of Centerpoint Properties, (ii) resolutions of the Trustees of Borrower authorizing the execution and delivery of the Intercreditor Agreement and the Centerpoint Properties Line of Credit Documents, and
     (iii) the identity of, and the signatures of, the officers of Centerpoint Properties; and

          (4) a Certificate of Good Standing for Centerpoint Properties from the Maryland State Department of Assessments and Taxation.

          (5) a Certificate of the Secretary of Centerpoint Realty, including and certifying (i) the Articles of Incorporation (certified by the Illinois Secretary of State) and By-Laws of the Borrower, (ii) resolutions of the Board of Directors of Centerpoint Realty authorizing the execution and delivery of the Intercreditor Agreement, and (iii) the identity of, and the signatures of, the officers of Centerpoint Properties; and

          (2) a Certificate of Good Standing for Centerpoint Realty from the Illinois Secretary of State.

     (b) INTERCREDITOR AGREEMENT: The Intercreditor Agreement, executed by Borrower, Centerpoint Properties and Centerpoint Realty.

     (c) LEGAL OPINION: An opinion of Borrower's, Centerpoint Properties' and Centerpoint Realty's independent counsel in form and content reasonably satisfactory to Lenders.

     (d) UCC SEARCHES: Uniform Commercial Code, federal and state tax lien and pending litigation and judgment searches for the Borrower, dated not earlier than thirty (30) days prior to the date of this Agreement, disclosing no matters objectionable to Lenders.

     (e) FINANCIAL STATEMENTS: The most recent financial statements of Borrower and Centerpoint Properties, all as of a recent date and all certified as true, accurate and complete by the party concerned, such financial statements to include all contingent liabilities, including, without limitation, indebtedness guaranteed.

     (f) CENTERPOINT PROPERTIES LINE OF CREDIT: Certified copies of the Loan Agreement and Promissory Note, in the form of Exhibits A and B to the Intercreditor Agreement, respectively (the "Centerpoint Properties Line of Credit Documents"), establishing a $1,000,000.00 line of credit from Centerpoint Properties for the benefit of Borrower (the "Centerpoint Properties Line of Credit").

     (g) OTHER DOCUMENTS: Such other documents and instruments as reasonably may be required by Lenders and are not otherwise described in this Agreement.

     4.2 CONDITIONS TO INDIVIDUAL CONSTRUCTION LOANS: Neither Lender shall be obligated to make any requested Construction Loan unless each Lender shall have received and approved, in each Lender's sole and absolute discretion, the following:

     (a)  a Project Addendum, in the form of Exhibit A attached hereto.

     (b) the Notes, in the form of Exhibits B-1 and B-2 attached hereto, each in one-half of the stated principal amount of the Loan Amount as approved by Lenders.

     (c) a Mortgage, in the form of Exhibit C attached hereto, encumbering the Mortgaged Premises.

     (d) an Assignment of Leases and Rents, in the form of Exhibit D attached hereto, encumbering the Real Estate.

     (e)  a Security Agreement, in the form of Exhibit E attached hereto.

     (f) UCC-1 and UCC-2 Financing Statements, in the form of Exhibit F attached hereto.

     (g) an Environmental Indemnity Agreement, in the form of Exhibit G attached hereto.

     (h)  a Waiver of Defenses, in the form of Exhibit H attached hereto.

     (i) an Assignment of Contractor's Agreement with the consent of Contractor, in the form of Exhibit I attached hereto.

     (j) an Assignment of Architect's Agreement with the consent of Architect, in the form of Exhibit J attached hereto; provided, however, if the Architect is retained by the Contractor instead of the Borrower, the foregoing assignment shall be waived.

     (k) an Architect's Certificate in the form of Exhibit K attached hereto; provided, however, if the Architect is retained by the Contractor instead of the Borrower, Borrower shall be required to use its best efforts to obtain the Architect's Certificate.

     (l) an Assignment of Plans and Specifications in the form of Exhibit L attached hereto.

     (m)  a General Assignment in the form of Exhibit M attached hereto.

     (n) in the event the Project involves the services of an Engineer, an Assignment of Engineer's Agreement with the consent of Engineer, in the form of Exhibit N attached hereto; provided, however, if the Engineer is retained by the Contractor instead of the Borrower, the foregoing assignment shall be waived.

     (o) in the event the Project involves the services of an Engineer, an Engineer's Certificate in the form of Exhibit O attached hereto; provided, however, if the Engineer is retained by the Contractor instead of the Borrower, Borrower shall be required to use its best efforts to obtain the Engineer's Certificate.

     (p) an Assignment of Put Option Agreement, together with the consent of Centerpoint Properties to the assignment of

Borrower's rights under the Put Option Agreement, in the form of Exhibit P attached hereto.

     (q)  a FIRPTA Affidavit, in the form of Exhibit Q attached hereto.

     (r) an opinion of Borrower's counsel, in the form of Exhibit R attached hereto.

     (s) an opinion of counsel to Centerpoint Properties, in the form of Exhibit S attached hereto.

     (t) a Construction Loan Escrow Trust and Disbursing Agreement, in the form of Exhibit T attached hereto.

     (u) a Put Option Agreement, executed by Borrower and Centerpoint Properties, in the form of Exhibit U hereto.

     (v) a Deed in Lieu of Foreclosure Agreement, in the form of Exhibit V hereto (a "Deed Agreement"), and all documents contemplated thereby, including a deed to the Real Estate to the lenders or the nominee or nominees of the Lenders.

     (w) PROJECT DESCRIPTION: A complete description of the Project, including all Improvements.

     (x) TITLE REPORT: A commitment from the Title Company, dated as of the recording date of the Mortgage, to issue its standard form of ALTA mortgagee's construction loan title policy to Agent in the Loan Amount with a Pending Disbursement Endorsement, a modified 3.1 Zoning Endorsement with parking coverage (deleting the marketability exception), a modified Comprehensive 1 Endorsement, Variable Rate Endorsement, Access Endorsement, Survey Endorsement, Utility Facility Endorsement, Creditor's Rights Endorsement deleting the Creditor's Rights exclusion, and such other endorsements as the Agent shall specify, such policy showing title to the Real Estate in the Borrower and insuring the Mortgage as a first lien without encroachments or prior right of others on the Real Estate, subject only to the Permitted Exceptions, the disbursement of the Loan, standard objections which cannot be cured until completion of the Improvements (but no exception for matters of survey or mechanic's or materialmens' liens or rights to liens shall appear), and such other exceptions and objections as are satisfactory to Lenders in Lenders' sole discretion.

     (y) SURVEY: A Plat of Survey, in triplicate, of the Real Estate and all perimeter roads serving the Real Estate made by a Surveyor licensed in the State of Illinois showing the legal description of the Real Estate, access to and from the Real Estate to a dedicated roadway, all discrepancies, conflicts, encroachments, improvements, overlapping of improvements, roadways, easements, fences, apparent travel ways, water courses and apparent disposal sites, that are either of record, apparent or may be discovered by visible inspection. Such Plat of Survey shall be certified to Agent, each Lender, Borrower, and the Title Company as having been prepared in accordance with the Minimum Standard Detail Requirements for an Urban survey jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992 and shall further certify that no portion of the Real Estate (other than as may be approved by the Lenders) lies within the 100 year flood plan or any area having special flood hazards as designated by Federal Emergency Management Agency. The Plat of Survey shall be updated upon completion of the foundation of the Improvements to show no violations of set back or front, side or rear yard requirements.

     (z) ASSURANCES: Such documents, opinions, and assurances as the Lenders shall reasonably deem necessary or appropriate to evidence the truthfulness of the representations and warranties contained herein and the observance of the covenants contained herein; including without limitation such evidence as Lenders deem necessary to indicate complete compliance with all requirements of any Governmental Authority with respect to the construction of the Improvements and the use thereof for their intended purposes to the extent that such consents may be obtained prior to completion of construction.

     (aa) SOIL TESTS: Soil tests and engineering studies confirming that the soil type and compactibility, sub-soil conditions and water levels are suitable and sufficient for construction of the Project in accordance with the Plans and Specifications, and that no special preparation of any nature will be required with respect to any of the Real Estate except as contemplated by the Project Budget.

     (ab) INSURANCE: Insurance certificates (Acord Form 27 as to casualty insurance) together with copies of policies, with prepaid premiums, from companies, with coverage, in amounts and containing additional insured or mortgagee's loss payable clauses, as applicable, all as provided in Article 8 hereof.

     (ac) APPRAISAL: An appraisal prepared on behalf of Lenders in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), prepared by an independent third party appraiser holding an MAI designation, who is state licensed or state certified if required under the laws of the state where the Real Estate is located, who meets the requirements of FIRREA and who has at least ten (10) years real estate experience appraising properties of a similar nature and type as the Real Estate and who is otherwise satisfactory to Lenders, and otherwise in form and content satisfactory to Lenders in Lenders' absolute discretion, evidencing that the Loan Amount is not greater than ninety percent (90%) of the value of the Project, assuming construction of the Project in accordance with the Plans and Specifications.

     (ad) PROJECT BUDGET: The Project Budget, together with the closing statement for the purchase of the Real Estate (or, if the closing has not yet occurred, the purchase contract), and any additional supporting data for the Project Budget reasonably requested by Lenders.

     (ae) ENVIRONMENTAL REPORT: One or more environmental reports, including a Phase I environmental report, prepared by an environmental engineering firm acceptable to Lenders in Lenders' reasonable discretion, certified to Agent and each Lender, in form and content satisfactory to Lenders in Lenders' reasonable discretion.

     (af) ZONING:  Satisfactory evidence (which may be in the form of a modified
3.1 Zoning Endorsement with parking coverage issued by the Title Insurer) that the Real Estate is properly zoned to permit the construction and operation of the Project as contemplated by this Agreement.

     (ag) AGREEMENTS: A certified copy of the fully executed Architect's Agreement, Construction Contract, and, if applicable, Engineer's Agreement, each in form and content, and with a Person, satisfactory to Lenders in Lenders' reasonable discretion. In the event no written contract exists with the Architect, or, if applicable, the Engineer, Borrower shall provide in writing to Lenders the name of the Architect, or, if applicable, the Engineer, and the terms of the oral agreement with such professional. Each Construction Contract shall provide for the completion of the Improvements for a guaranteed maximum price.

     (ah) LEASES: Copies of all Leases, if any, of all or any portion of the Project, together with cash flow projections for the Project for a period coinciding with the term of the Lease with the longest term.

     (ai) TENANT FINANCIAL STATEMENTS: If available, financial statements for at least the last two fiscal years, together with any interim financial statements from and after the most recent fiscal year statement, of each tenant under each Lease.

     (aj) TENANT SUBORDINATION AGREEMENTS AND ESTOPPEL CERTIFICATES: At the request of Lenders, tenant subordination agreements and estoppel certificates, in form and content acceptable to Lenders, for all Leases, if any. Lenders agree that Lenders shall not require a tenant subordination agreement with respect to any Lease containing substantially all of the provisions on Schedule 2 attached hereto.

     (ak) LICENSES: Copies of all licenses and building permits necessary for construction and completion of the Improvements and all other permits and licenses required for construction, use and operations of the Improvements (except those permits and licenses which by their nature cannot be obtained until completion of the Work), together with a collateral assignment of all licenses, permits, consents, authorizations and utility installation and service agreements.

     (al) PLANS AND SPECIFICATIONS: Copies of final, detailed Plans and Specifications for the Improvements and, if Engineering Plans and Specifications exist, the Site Improvements, which shall be subject to prior approval by Lenders and Agent's Construction Consultant. Such Plans and Specifications shall have all required approvals noted thereon by the Municipality, and by any other necessary governmental authority or agency, that such Plans and Specifications satisfy the terms of any agreements, ordinances, regulations or requirements applicable to the Project. Borrower will not cause or allow any changes or modifications in the Plans and Specifications (or Engineering Plans and Specifications) or any deviations therefrom which would materially adversely affect the scope or quality of the Project without the prior written consent of Lenders and all necessary Official Bodies.

     (am) FLOOD HAZARD: Evidence satisfactory to Lenders that the Project is not located in an area designated by the Secretary of Housing and Urban Development as having special flood hazards, or if it is so located, evidence that flood insurance is in effect, which insurance shall be satisfactory to Lenders in Lenders' absolute discretion.

     (an) UCC SEARCHES: Uniform Commercial Code, federal and state tax lien, bankruptcy, pending litigation and judgment searches for the Borrower, disclosing no matters objectionable to Lenders; provided, however, that if such searches have been delivered to Lenders within the six month period prior immediately prior to the initial Advance, Borrower may deliver updates of such searches covering the period from and after the date of the searches previously delivered.

     (ao) SWORN STATEMENTS: A sworn statement listing the amount and nature of the various costs to be paid from the proceeds of the Construction Loan, and disclosing the various contracts entered into by the Borrower for the furnishing of labor, materials, work or services for the Improvements, which statement shall set forth as to each contract the name and address of the person with whom said contract was made, the labor, materials, work, services or other items to be furnished pursuant to such contract, the amount of such contract, the amount paid to date, if any, and the balance due or to become due.

     (ap) CONTRACTOR AFFIDAVIT: A sworn contractor's statement, to be submitted to each Lender and Agent's Construction Consultant, executed by the Contractor, reflecting the trade-by-trade, dollar-by-dollar, breakdown of the costs of construction, and setting forth the names of all subcontractors, materialmen and suppliers, and the portions of the work to be done or the material to be furnished by each such person, the amounts of each contract with each such person, the amounts, if any, theretofore paid to each or any of them and the sums due or to become due to each of them, which contractor's statement shall be prepared in form satisfactory to Lender and to the Title Company, and shall fully comply with the mechanic's lien law of the State of Illinois, and if the Borrower has entered into more than one general (or direct) contract, such a sworn contractor's statement for each such contract and contractor shall be furnished, and if any subcontractor or materialman has entered into further subcontracts or material contracts, such a sworn contractor's statement from said subcontractor or materialman shall be furnished.

     (aq) UTILITY AVAILABILITY LETTERS: Letters from appropriate utility companies and municipalities assuring the availability of water, sewer, electric, and gas service to the Project, or a certificate from the Architect that all such utilities are available.

     (ar) REPORT OF AGENT'S CONSTRUCTION CONSULTANT: a report by Agent's Construction Consultant, including (i) an analysis acceptable to Lenders of proposed construction costs, and concluding that the Project Budget provides sufficient funds to complete the Project as proposed, (ii) a review and approval of the Plans and Specifications and, if applicable, the Engineering Plans and Specifications, and (ii) if the Work has commenced, an inspection report certifying the percentages of completion of the components of the Work, setting forth the amount authorized for disbursement, and reviewing such other matters, including compliance with the Plans and Specifications and, if applicable, the Engineering Plans and Specifications, as Lender may require.

     (as) SUBCONTRACTS: At the request of Lenders, copies of subcontracts or fixed-price bids on major portions of the Work on the Project which are not included within the scope of the general construction contract and which exceed $50,000. Each of the aforesaid major subcontracts shall be on Borrower's standard form of subcontract.

     (at) EVIDENCE OF EQUITY CONTRIBUTION. Evidence satisfactory to Lenders that Borrower has invested, or has available for contribution, the amount of equity required by the Project Budget. Such equity may be in the form of (i) the Real Estate and evidenced by the purchase price paid by Borrower for the Real Estate as shown on the closing statement for the purchase of the Real Estate between the Borrower and the seller of the Real Estate, or (ii)

Project Loans or advances under the Centerpoint Properties Line of Credit.

     (au) ORGANIZATIONAL AND APPROVAL DOCUMENTS:

          (1) a Certificate of the Secretary of Borrower, certifying (i) that there has been no change in the articles of incorporation or By-Laws of the Borrower since the last Secretary's certificate provided by Borrower to Lenders, or attaching (certified, in the case of the Articles of Incorporation, by the Illinois Secretary of State) such documents if any modification has occurred, (ii) resolutions of the Board of Directors of Borrower authorizing the execution and delivery of the Loan Documents for the Construction Loan and the entry of Borrower into the Construction Loan, and (iii) the identity of, and the signatures of, the officers of Borrower; and

          (2) a Certificate of Good Standing for Borrower from the Illinois Secretary of State.

     (av) OTHER DOCUMENTS: Such other documents, instruments and opinions of counsel as reasonably may be required by Lenders and are not otherwise described in this Agreement.

     4.3 CONDITIONS TO FIRST ADVANCE OF EACH CONSTRUCTION LOAN: Neither Agent nor any Lender shall be obligated to make the first Advance of any Construction Loan unless Lenders shall have received and shall have approved each of the documents and instruments required under Section 4.2 hereof prior to the requested disbursement date for such first Advance.

     4.4 CONDITIONS TO SUBSEQUENT ADVANCES OF EACH CONSTRUCTION LOAN: The Lenders' obligation to make any Advance after the first Advance of any Construction Loan shall be subject to the continued satisfaction of the conditions set forth in Section 4.2 hereof with respect to such Construction Loan and to the satisfaction of the following conditions:

     (a) The Lenders shall have received the following, in form and content acceptable to the Lenders, at least ten (10) days prior to the requested disbursement date:

          (1) A written request from the Borrower requesting the Advance and approving the affidavits, certificates and contractor's statements tendered in support of such Advance, and either stating that no additional contracts have been entered into by the Borrower for items payable from such Construction Loan since the date of the sworn statement furnished pursuant to Section 4.2(ao) hereof or describing all such additional contracts in the manner required by said Section;

          (2) Current Sworn Contractor's Statements in conformance with the requirements of Section 4.2(ap) hereof;

          (3) Waivers of lien from each contractor, subcontractor and materialman on whose behalf funds are sought for payment, all of which waivers shall comply with the mechanic's lien law of the State of Illinois and shall conform to the requirements of the Title Company; provided, however, that in the event the Title Company shall agree to provide full mechanics' lien coverage for the Work paid for by such Advance, such lien waivers may be delivered up to thirty days after the date of such Advance, but in no event shall any additional Advance be made prior to the delivery of lien waivers for all Work paid for by the preceding Advance;

          (4) Invoices for all costs and expenses for which funds are sought for reimbursement and which are attributable to costs and expenses other than work done or materials supplied by contractors, subcontractors or materialmen;

          (5) Written certification from Agent's Construction Consultant setting forth the following:

               (i) That the amount of all disbursements for labor, services, work and materials (including the disbursement then requested) does not exceed ninety percent (90%) of the value, based upon contract prices and including contractor overhead and profit, of the labor, services, work and materials rendered to and incorporated in the applicable Improvements and materials stored on the applicable Real Estate, and that such on-site materials are reasonably necessary for the progress of construction;

               (ii) That the undisbursed proceeds of such Construction Loan are sufficient to complete the applicable Project in accordance the applicable Plans and Specifications and the applicable Engineering Plans and Specifications, if any;

               (ii) That the workmanship of all work on the applicable Improvements is good and the materials in place are of good quality;

               (iii) That the applicable Improvements are being constructed in accordance with the applicable Plans and Specifications and the applicable Engineering Plans and Specifications, if any; and

               (iv) That the construction, to the date of the issuance of the certificate, complies with all applicable building codes, regulations and ordinances;

          (6) A Date Down Endorsement to the applicable Title Policy to cover such Advance, which endorsement shall show no encumbrances other than Permitted Exceptions for such Construction Loan;

          (7) An Interim Mechanic's Lien Endorsement to the applicable Title Policy to cover such Advance;

          (8) Such additional evidence as may be requested by the Lenders to demonstrate that the reserves established in the applicable Project Budget are adequate for the purposes for which they were established, and that such Construction Loan is in balance in accordance with Section 3.3(d) hereof; and

          (9) Such additional certificates and documents, opinions, and assurances as the Lenders shall reasonably deem necessary or appropriate to evidence the continued accuracy of the representations and warranties contained in Article 5 hereof and, with respect to such Construction Loan,
     Article 6 hereof, and the observance and performance of the covenants contained in Article 7 hereof and, with respect to such Construction Loan,
     Article 8 hereof.

     (b) No Facility Default or Facility Event of Default shall have occurred and be continuing hereunder, and, with respect to such Construction Loan, no Project Default or Project Event of Default shall have occurred and be continuing.

     Each request to the Lenders by Borrower for an Advance shall constitute Borrower's certification that the representations and warranties contained in
Article 5 hereof and, with respect to such Construction Loan, Article 6 hereof, are true and correct as of the date of such request, Borrower's certification that Borrower is in compliance with the terms and conditions of this Agreement, and Borrower's representation and warranty to Lenders, with respect to the applicable Work, materials and other items for which payment is requested that (except as otherwise permitted): (i) such Work and materials have been incorporated into the applicable Project or delivered to the applicable Real Estate, free of liens and encumbrances; (ii) the value thereof is as estimated therein; (ii) such Work and materials substantially conform to the approved applicable Plans and Specifications (and, the applicable Engineering Plans and Specifications, if any), and to the requirements of this Agreement, the applicable Put Option Agreement, each Lease of all or any portion of the applicable Project, and all applicable statutes, laws, ordinances, rules and regulations; and (iv) the requisitioned value of such Work and materials and the amounts of all other items of cost for which payment is requested by Borrower have theretofore been in fact paid for in cash by Borrower or the same are then due and owing by Borrower. Approval by Agent and Lenders of requests for Advances shall not constitute an acceptance by Agent or any Lender of the Work, materials or other items of cost for which payment is requested by the Borrower except to the extent that the facts contained in the Borrower's requests for advances are actually as so represented and warranted.

     4.5 CONDITIONS PRECEDENT TO FINAL ADVANCE OF EACH CONSTRUCTION LOAN: The Lenders shall not be obligated to make the final advance of any Construction Loan until the following conditions have been satisfied:

     (a) All conditions precedent to subsequent advances with respect to such Construction Loan specified in Section 4.4 hereof shall be satisfied with respect to said last Advance;

     (b) Agent's Construction Consultant shall have certified that the applicable Improvements have been completed, with the exception of punch list items, in accordance with the applicable Plans and Specifications and the applicable Engineering Plans and Specifications, if any;

     (c) Agent shall have received a final Title Policy conforming to the requirements of Section 4.2(x) hereof, except that a Zoning 3.1 endorsement shall be substituted for the modified Zoning 3.1 endorsement, a Comprehensive 1 endorsement shall be substituted for the modified Comprehensive 1 endorsement, and any other endorsements previously issued in modified form by reason of the fact that construction of the Improvements was not complete shall be issued in standard unmodified form;

     (d) Borrower shall have delivered to each Lender copies of all deliveries required to be made to Centerpoint Properties to establish "Substantial Completion" pursuant to Section 5f. of the applicable Put Option Agreement; and

     (e) Centerpoint Properties shall have delivered to Borrower, Agent and each Lender written acknowledgment that "Substantial Completion," as defined in
Section 5f. of the applicable Put Option Agreement, has occurred.

     4.6 LOCATION OF PROJECT. In the event Lenders shall, in their sole and absolute discretion, approve a request from Borrower for a Construction Loan in connection with a proposed Project located outside of the State of Illinois, Lenders may condition such approval upon such terms and conditions as Lenders may deem necessary or appropriate, including but not limited to the modification of one or more of the forms of Loan Documents attached hereto to reflect the laws of the state in which such proposed Project is located.


                                      ARTICLE 5

                  FACILITY REPRESENTATIONS, WARRANTIES AND COVENANTS

     5.1 In order to induce Lenders and Agent to execute this Agreement and to induce the Lenders to make available the Facility, Borrower hereby represents, warrants and covenants to the Agent and the Lenders that:

     (a) ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Illinois and has full corporate power to own, operate and lease its properties and to carry on its business as now conducted. Borrower is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required for the conduct of Borrower's business. All of the issued and outstanding shares of stock of Borrower are held by Centerpoint Realty.

     (b) EXECUTIVE OFFICES. The location of Borrower's chief executive office and principal place of business, and other offices and places of business is 1808 Swift Road, Oak Brook, Illinois, provided that such location may be changed by Borrower upon the delivery of a notice of such change in accordance with
Article 9 hereof.

     (c) CORPORATE POWER; AUTHORIZATION. The execution, delivery and performance by Borrower of this Agreement, and the entry of Borrower into Construction Loans in accordance with the terms of this Agreement: (i) are within Borrower's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Articles of Incorporation or By-Laws of Borrower; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, affecting or binding upon Borrower; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of Borrower; and
(vii) do not require the consent or approval of any Person.

     (d) CENTERPOINT PROPERTIES. Centerpoint Properties is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and has full trust power to own, operate and lease its properties and to carry on its business as now conducted. Centerpoint Properties is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required for the conduct of Centerpoint Properties' business. Centerpoint Properties is not required, under Illinois law, to qualify to do business in the State of Illinois. The entry by Centerpoint Properties into the Intercreditor Agreement, the Centerpoint Properties Line of Credit Documents, and Put Option Agreements in connection with each Project as contemplated by this Agreement is within Centerpoint Properties' trust power, has been duly authorized by all necessary or proper trust action, and does not require the consent or approval of any Person. The execution, delivery and performance by Borrower of this Agreement, the entry of Borrower into Construction Loans in accordance with the terms of this Agreement, and the entry by Centerpoint Properties into the Intercreditor Agreement, the Centerpoint Properties Line of Credit Documents and Put Option Agreements in connection with each Project as contemplated by this Agreement: (i) are not in contravention of any provision of the Declaration of Trust or By-Laws of Centerpoint Properties;
(ii) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, affecting or binding upon Centerpoint Properties; (iii) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Centerpoint Properties is a party or by which Centerpoint Properties or any of its property is bound; and (iv) will not result in the creation or imposition of any Lien upon any of the property of Centerpoint Properties.

     (e) CENTERPOINT REALTY. Centerpoint Realty is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Illinois and has full corporate power to own, operate and lease its properties and to carry on its business as now conducted. Centerpoint Realty is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required for the conduct of Centerpoint Realty's business. The entry by Centerpoint Realty into the Intercreditor Agreement is within Centerpoint Realty's corporate power, has been duly authorized by all necessary or proper corporate action, and does not require the consent or approval of any Person. The execution, delivery and performance by Borrower of this Agreement, the entry of Borrower into Construction Loans in accordance with the terms of this Agreement, and the entry by Centerpoint Realty into the Intercreditor Agreement: (i) are not in contravention of any provision of the Articles of Incorporation or By-Laws of Centerpoint Realty; (ii) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, affecting or binding upon Centerpoint Realty; (iii) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Centerpoint Realty is a party or by which Centerpoint Realty or any of its property is bound; and (iv) will not result in the creation or imposition of any Lien upon any of the property of Centerpoint Realty.

     (f) EXECUTION AND BINDING EFFECT. This Agreement has been duly and validly executed and delivered by Borrower, constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether considered in a proceeding in equity or at law). Each Note and other Loan Document entered into in connection with each Construction Loan will, as of the date any such document is delivered to Agent, have been duly and validly executed and delivered by Borrower and will constitute the legal, valid and binding obligation of Borrower enforceable in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (g) AUTHORIZATIONS AND FILINGS. With the exception of (i) the recording of Mortgages and Assignments of Leases and Rents, and (ii) the filing of UCC Financing Statements, in each case in connection with individual Construction Loans, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than obtaining permits required for the construction of each Project) is or will be necessary in connection with execution, performance and delivery of this Agreement, any Note or other Loan Document entered into in connection with any Construction Loan, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof, or to ensure the legality, validity, and enforceability hereof or thereof.

     (h) FINANCIAL STATEMENTS; FINANCIAL CONDITION, ETC. The financial statements delivered pursuant to Section 4.1(e) or otherwise were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of Borrower on the dates and for the periods covered thereby, except as disclosed in the notes thereto and, with respect to interim financial statements, subject to normally recurring year-end adjustments. Borrower has no material liability (contingent or otherwise) not reflected in such financial statements or in the notes thereto. Since the date of such financial statements, there has been no adverse change in any condition, fact, circumstance or event that could reasonably be expected to have a Material Adverse Effect.

     (i) NO DEFAULT. Borrower is not in default under or with respect to any contract, agreement, lease or other instrument, including any contract, agreement, lease or other instrument relating to indebtedness for borrowed money to which Borrower is a party, except for any default which (either individually or collectively with other defaults arising out of the same event or events) could not reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing hereunder.

     (j) BROKERS. Borrower represents and warrants that no brokers or finders were used in connection with procuring the financing contemplated hereby. Borrower hereby agrees to indemnify and save Agent and each Lender harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Agent, LaSalle or USBank as a result of any claim or assertion by any party claiming by, through or under Borrower, that it is entitled to compensation in connection with the financing contemplated hereby.

     (k) JUDGMENTS. There are no judgments, decrees, or orders of any kind against Borrower unpaid of record which would materially or adversely affect the ability of Borrower to comply with its obligations under this Agreement or any Construction Loan in a timely manner or would otherwise reasonably be expected to result in a Material Adverse Effect. There are no federal tax claims or liens asserted or filed against Borrower or any related entity, or any principal thereof, and there are no material judgments against Borrower unsatisfied of record or docketed in any court of located in the United States and no petition in bankruptcy or similar insolvency proceeding has ever been filed by or against Borrower, and Borrower has never made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

     (l) FINANCIAL ACCOUNTING PRACTICES. Borrower makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (m) REGULATION U. Borrower's execution and delivery of this Agreement, or any Loan Document executed in connection with any Construction Loan, does not and will not directly or indirectly violate or result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended to date, or any regulations issued pursuant thereto, including, without limitation, regulations G, U, T and X of the Board of Governors of the Federal Reserve System, and Borrower does not own any "margin stock," within the meaning of said regulations, nor is Borrower engaged in the business of extending credit to others for such purpose, and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

     (n) PERMITS. Other than Permits required for the construction of the Projects, Borrower owns or possesses, and is current and in good standing with respect to, all permits, licenses or registrations as are necessary to be obtained in connection with the operation of Borrower's business as heretofore and now conducted and to own or lease and operate the properties now owned or leased by it.

     (o) LITIGATION. As of the date hereof, there is no action, suit, proceeding, government investigation or arbitration (collectively "Proceedings"), whether or not purportedly on behalf of Borrower, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or threatened in writing against or affecting Borrower or any property of Borrower.

     (p) SOLVENCY. Borrower is Solvent as of the date hereof, and will be Solvent at all times thereafter prior to the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities.

     (q) INDEBTEDNESS. As of the date hereof, except for trade payables arising in the ordinary course of business and the Asset Transfer Indebtedness (as defined in the Intercreditor Agreement) to Centerpoint Properties, Borrower has no Indebtedness, including without limitation, any letters of credit. Borrower is not in default in the payment when due of any Indebtedness, and, since the date of the most recent audited financial statements delivered to the Lender, Borrower's accounts payable have been paid in a manner acceptable to its suppliers and creditors and in a manner which does not threaten to disrupt the business relationship between Borrower and its material suppliers and creditors.

     (r) INVESTMENT BORROWER. The Borrower is not an "investment company" of a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (s) FULL DISCLOSURE. No representation or warranty made by Borrower under this Agreement and no statement made by Borrower in any financial statement, certificate, report, exhibit or document furnished by Borrower to the Agent and/or any Lender pursuant to or in connection with this Agreement is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading). There is no fact which has not been disclosed to the Agent in writing by Borrower which has a Material Adverse Effect or, to the best of the Borrower's knowledge, will have a Material Adverse Effect on the assets, business, profits or conditions (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations hereunder and under the Loan Documents executed in connection with each Construction Loan.

     (t) CENTERPOINT PROPERTIES LINE OF CREDIT DOCUMENTS. The copies of the Centerpoint Properties Line of Credit Documents delivered by Borrower to Agent are true, complete and correct copies of the Centerpoint Properties Line of Credit Documents.

     (u) YEAR 2000. Borrower and Centerpoint Properties have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem, as hereinafter defined, and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Borrower believes that the Year 2000 Problem will not have a Material Adverse Effect on Borrower or Centerpoint Properties. From time to time, at the request of Agent, Borrower shall provide to Agent such updated information or documentation as is requested regarding the status of its and Centerpoint Properties' efforts to address the Year 2000 Problem.

     5.2 SURVIVAL OF FACILITY REPRESENTATIONS, WARRANTIES AND COVENANTS. It shall be a condition to Borrower's right to obtain any Construction Loan, or to receive any Advance under any Construction Loan, that all of the foregoing representations, warranties and covenants shall be true and correct on the date of the making of such Construction Loan or such Advance. All representations, warranties, acknowledgments, covenants and agreements made in this Agreement or in any certificate or other document delivered to the Agent and/or Lenders by Borrower pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Agent and Lenders, notwithstanding any investigation heretofore or hereafter made by Agent or Lenders or on their behalf (and Borrower hereby acknowledges such reliance by Lenders in making each Construction Loan and all Advances) and shall survive the making of any or all of the Advances contemplated hereby and shall continue in full force and effect until the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities.

                                      ARTICLE 6

                  PROJECT REPRESENTATIONS, WARRANTIES AND COVENANTS

     6.1 In order to induce Lenders and Agent to execute this Agreement and to induce the Lenders to make available individual Construction Loans, Borrower shall be deemed to represent and warrant to the Lenders, as of the date of the first Advance of each Construction Loan and as of the date of each additional Advance of such Construction Loan, as follows with respect to each Construction Loan and each Project:

     (a) TITLE: Borrower owns good and insurable fee simple title to the Real Estate. The Real Estate is free and clear of all liens, claims and encumbrances except the Permitted Exceptions. Subject to the terms and conditions contained in this Agreement, Borrower shall construct the Improvements on the Real Estate.

     (b) CONDITIONS: There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending or, to the Borrower's knowledge, threatened, affecting Borrower, the Project or the use or operation thereof, or which would prevent Borrower from complying with or performing its obligations under this Agreement, the Notes or any of the other Loan Documents within the time limits set forth therein for such compliance or performance, and no basis for any such matter exists.

     (c)  UTILITIES:   All utilities necessary for use, operation and occupancy
of the Project are available at the boundary of the Real Estate. All building, zoning, safety, health, fire, water district, sewerage and environmental protection agency permits and other licenses and permits which are required by any Governmental Authority for construction of any Site Improvements and the Improvements and the use, occupancy and operation of the Improvements in accordance with the Plans and Specifications (and, if applicable, the Engineering Plans and Specifications) therefor have been or will be obtained by or furnished to Borrower prior to commencement of or completion of construction, as applicable, and will be obtained and maintained in full force and effect by Borrower as required by any Governmental Authority.

     (d) COMPLIANCE WITH LAWS: Upon completion of construction of the Improvements in accordance with the Plans and Specifications (and, if applicable, the Engineering Plans and Specifications), the Improvements and use, occupancy and operation of the Improvements will be in compliance in all material respects with all applicable laws, statutes, ordinances, rules, orders or regulations of any kind whatsoever (including without limitation, those relating to environmental protection, water use, zoning, building, fire, health or safety), any contractual arrangements with third parties (including but not limited to the lessee under any Lease), and any covenants, conditions, easements, rights of way or restrictions of record. Neither Borrower nor any agent of Borrower has received any notice, written or otherwise, alleging any such violation. Upon completion of construction of the Improvements in accordance with the Plans and Specifications (and, if applicable, the Engineering Plans and Specifications), the Improvements will be in full compliance with current zoning requirements, including without limitation, those relating to setbacks, height, floor area ratio and percentage of land coverage and will not be a non-conforming or special use. Borrower shall obtain, prior to completion of the Improvements, all rights to off-site facilities, if any, necessary to insure compliance by the Improvements with all environmental protection, public highway, water use, zoning, building, fire, health, safety or similar statutes, laws, ordinances, codes, rules, regulations, orders and decrees;

     (e) ARCHITECT: The Borrower or the Contractor has entered into the Architect's Agreement with Architect pursuant to which Architect will perform architectural services in connection with the design and construction of the Improvements. Borrower has delivered to Lenders a true, complete and correct copy of the Architect's Agreement. The Architect's Agreement is in full force and effect, unamended, and no default exists thereunder by any party thereto.

     (f) ENGINEER: If the Project will involve the services of an Engineer, the Borrower or the Contractor has entered enter into the Engineer's Agreement with Engineer pursuant to which Engineer perform engineering services in connection with the design and construction of the Improvements. Borrower has delivered to Lenders a true, complete and correct copy of the Engineer's Agreement. The Engineer's Agreement is in full force and effect, unamended, and no default exists thereunder by any party thereto.

     (g)  CONSTRUCTION CONTRACT:   The Borrower has entered into the
Construction Contract with Contractor pursuant to which Contractor has agreed to perform general contracting services in connection with the construction of the Project. The Construction Contract is in full force and effect, unamended, and no default exists thereunder by any party thereto.

     (h) SUBCONTRACTS: The Contractor or the Borrower has prior to the date hereof and will hereafter enter into subcontracts (all of said subcontracts being hereinafter collectively referred to as the "Subcontracts") for the performance of portions of the Work. Upon request, Borrower will deliver to Lenders true, complete and correct copies of all Subcontracts over $50,000.00 together with all amendments thereto and, upon request, assignments thereof to Lenders. The Subcontracts that have been entered into prior to the date hereof are in full force and effect and, to Borrower's knowledge, no default exists thereunder by any party thereto.

     (i) DEBT: Borrower has disclosed to Lenders all indebtedness outstanding in connection with the Project.

     (j) CONTRACTS: The Owner's Sworn Statement and the Contractor's Affidavit, each as provided pursuant to Sections 4.2(ao) and 4.2(ap) and updated as provided in Section 4.4(a)(1) and 4.4(a)(2), disclose all contracts of any kind, either verbal or in writing, now in existence covering labor or materials heretofore furnished or to be furnished in connection with the Project that are incomplete or for which any sum is due or is to become due.

     (k) BUDGET: Attached as Exhibit "C" to the Project Addendum is the Project Budget, as approved by Lenders, which is a true, complete and correct budget and forecast of all costs of the development of the Project, including the cost of acquisition of the Real Estate, all Soft Costs and all Hard Costs. Borrower will not make any changes in the Project Budget without the prior written consent of Lenders.

     (l) GOVERNMENTAL REQUIREMENTS: All permits, consents, approvals or authorizations by, or registrations, declarations, or filings with, any Governmental Authority necessary in connection with the valid execution, delivery and performance of this Agreement, the Notes, the Mortgage, the other Loan Documents, or presently necessary for the construction of the Improvements, have been obtained, are valid, adequate and in full force and effect.

     (m) ROADS AND EASEMENTS: All roads, easements and other necessary modes of ingress or egress to the Real Estate necessary for the full utilization of the Improvements for their intended purpose or for the construction thereof have been or will be completed or obtained.

     (n) ENVIRONMENTAL LAWS: To the best of Borrower's knowledge, the Project and the use and operation thereof are in compliance in all material respects with all applicable Environmental Laws, health and safety laws, rules and regulations. To the best of the Borrower's knowledge (which for this purpose shall mean all information known to Borrower based upon its review of the Environmental Report, inspections of the Real Estate, and review of any other reports and any other facts and information known to it) except as disclosed in the Environmental Report or on Exhibit E to the Project Addendum: (i) the Real Estate has never been used for a sanitary land fill, dump or for the disposal, generation or storage of Hazardous Materials; (ii) no Hazardous Materials have been deposited or are located in, under or upon the Real Estate or property adjacent thereto and no part of the Real Estate is presently contaminated by any Hazardous Materials; and (iii) no underground storage tanks are or have been located on the Real Estate. Except as disclosed on Exhibit E to the Project Addendum, no written notice has been received by Borrower or its agents of any Hazardous Substance in, under or upon the Real Estate or any parcels adjacent thereto or of any violation of any Environmental Law with respect to the Real Estate or any parcels adjacent thereto and, to the best of Borrower's knowledge (as defined above), no facts exist which would provide a basis for any such violation with respect to the Real Estate or any parcels adjacent thereto.

     (o) RIVERS: Except as disclosed in the Environmental Report, no part of the Real Estate contains "waters of the United States," as defined in 33 CFR 328, that would be impacted by the Project or for which appropriate Permits have not been obtained, and the Project will not include the discharging of dredged or fill material into waters of the United States as such activity is described and regulated by Section 404 of the Clean Water Act 33 U.S.C. Section 1344.

     (p) TAXES: Except for the current, nondelinquent taxes, there are no taxes, assessments or liens pending or threatened against the Real Estate for any present or past due taxes or for paving, sidewalk, curbing, sewer or any other street improvements of any kind, other than such taxes, assessments or liens, if any, that are being contested in good faith and in accordance with
Section 11.2 hereof.

     (q) HOMESTEAD: No portion of the Real Estate is or will be used as the residential homestead of Borrower. The Real Estate does not constitute residential or agricultural real estate within the meaning of the Illinois Mortgage Foreclosure Law, 735 ILCS 5/15-1101 et seq.

     (r) CONTRACTS: Exhibit "D" to the Project Addendum contains a true, correct and complete list of all contracts, instruments and other agreements to which Borrower or any Affiliate is a party, which relate to any portion of the Project and which can reasonably be expected to have a value to any party thereto in excess of $50,000,00. All such agreements are valid, enforceable and in full force and effect and, to the best of Borrower's knowledge, there are no existing defaults under or breaches of any of such agreements, nor any event or condition which, with the giving of notice or lapse of time, or both, would constitute a default under or breach of any of such agreements. No such agreements contain any option to purchase the Property or any portion thereof.

     (s) LEASES: Borrower has delivered to Lenders true, complete and correct copies of each Lease. Each Lease is unmodified and in full force and effect; no default exists under any Lease and no Lease shall not be modified in any material respect without Lenders' prior, written approval, which approval shall not be unreasonably withheld or delayed; provided, however, that following notice to Lender, a Lease may be modified to provide for an increase in rent to compensate Borrower for any increase in the costs of construction of the improvements requested by the tenant.

     (t) PUT OPTION AGREEMENT: Borrower has delivered to Lenders a true, complete and correct copy of the Put Option Agreement. The Put Option Agreement is unmodified and in full force and effect, and no default exists under the Put Option Agreement. The Put Option Agreement shall not be modified in any respect without Lenders' prior, written approval.

     6.2 SURVIVAL OF PROJECT REPRESENTATIONS, WARRANTIES AND COVENANTS: The foregoing representations, warranties and covenants will be true and correct on the date of the initial Advance of each Construction Loan and at the dates of all subsequent Advances of each Construction Loan. It shall be a condition to Borrower's right to receive an Advance of a Construction Loan that all of the foregoing representations, warranties and covenants be true and correct with respect to such Construction Loan on the date of such Advance and with the same force and effect as of the date of the first Advance of such Construction Loan. All representations, warranties, acknowledgments, covenants and agreements made in this Agreement or in any certificate or other document delivered to the Agent by Borrower pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Agent and each Lender, notwithstanding any investigation heretofore or hereafter made by Agent or any Lender or on behalf of any of them (and Borrower hereby acknowledges such reliance by Agent and each Lender in making each Construction Loan and all Advances thereof) and shall survive the making of any or all of the Advances of each Construction Loan contemplated hereby and shall continue in full force and effect as long as there remains unperformed any obligations to Agent or any Lender hereunder or, with respect to each Construction Loan, under the Notes, the Mortgage or any of the other Loan Documents executed and delivered in connection with such Construction Loan.


                                      ARTICLE 7

                          FACILITY COVENANTS AND AGREEMENTS


     7.1 Borrower hereby covenants and agrees that, up to and including the later of (i) the Facility Maturity Date, and (ii) the repayment in full of all of Borrower's Liabilities:

     (a) FINANCIAL STATEMENTS OF BORROWER: Borrower shall furnish to Agent and each Lender each of the following financial statements:

          (i) Within ninety (90) days after the end of each calendar year, (A) a financial statement of Borrower audited by an independent public accounting firm approved by Lenders which shall consist of a balance sheet, a detailed cash flow statement, an operating statement and surplus reconciliation, covering the period from the end of Borrower's immediately preceding fiscal year to the end of such fiscal year, and (B) a financial projection for the succeeding fiscal year certified by the chief financial officer of Borrower.

          (ii) Within forty-five (45) days after the end of each calendar quarter, current operating statements for the Borrower for such period which shall be certified to be correct by the chief financial officer of Borrower.

     (b) FINANCIAL STATEMENTS OF CENTERPOINT PROPERTIES: Borrower shall furnish to Agent and each Lender copies of the following financial statements:

          (i) Within ninety (90) days after the end of each calendar year, a financial statement of Centerpoint Properties audited by an independent public accounting firm which shall consist of a balance sheet, a detailed cash flow statement, an operating statement and surplus reconciliation, covering the period from the end of Centerpoint Properties' immediately preceding fiscal year to the end of such fiscal year.

          (ii) Within forty-five (45) days after the end of each calendar quarter, current operating statements for Centerpoint Properties for such period.

     (c) NET WORTH: Borrower shall maintain at all times a net worth, determined in accordance with GAAP, of not less than Three Million Dollars ($3,000,000.00).

     (d) REVIEW OF BORROWER'S BOOKS AND RECORDS. Agent, each Lender and their respective officers, employees and representatives shall have the right at any time to examine, copy and make extracts of the books and records of Borrower. Such books and records shall be made available to Agent, each Lender, their officers, employees, agents and representatives at all reasonable times at the Borrower's corporate offices or at such other location as Agent or a Lender shall approve.

     (e) REPRESENTATIONS: All representations and warranties of Borrower contained in Article 5 hereof shall remain true at all times.

     (f)  CORPORATE FRANCHISES; CONDUCT OF BUSINESS.

          (i) Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its (A) corporate existence and its good standing in the States in which it is incorporated; and (B) its respective franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals, except where the failure to so preserve any of the foregoing (other than existence and good standing) could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (ii) Borrower will carry on and conduct its business in substantially the same manner and substantially the same fields of enterprise as it is presently conducted.

     (g) USE OF PROCEEDS. Borrower will apply the proceeds of any Construction Loan only for the uses permitted pursuant to the Loan Documents executed in connection with such Construction Loan, all of which are and will continue to be legal and proper corporate uses and have been (or will be) duly authorized by
its Board of Directors.   The proceeds of each Construction Loan will be used
for purposes specified in 815 ILCS 205/4(1)(c), and that each Construction Loan shall constitute a "business loan" within the meaning of said statute.

     (h)  PROHIBITION ON SALES:   Neither Borrower nor any shareholder of
Borrower shall, without Lenders' prior written consent, suffer, permit or enter into any agreement for any sale, lease, transfer, or in any way encumber or dispose of or grant or suffer any security or other assignment (collateral or otherwise) of or in, any shares or other interest in the Borrower. Any consent by Lenders, or any waiver of a default under this Section 7.1(h), shall not constitute a consent to, or waiver of any right, remedy or power of Lenders under any subsequent default hereunder.

     (i) PUT OPTION AGREEMENTS. Borrower shall (i) timely complete all requirements of Borrower under each Put Option Agreement, including but not limited to timely achievement of Substantial Completion (as defined in each Put Option Agreement), and (ii) exercise all of its rights under each Put Option Agreement, including but not limited to the exercise of the Put Option (as defined in each Put Option Agreement) as soon as possible after such exercise is permitted.

     (j) BANKING RELATIONSHIP. Borrower shall maintain all of its deposit, investment and disbursement accounts only with LaSalle so long as LaSalle is able to provide money management services substantially similar to those provided on the Closing Date.

     (k) DISTRIBUTIONS: Borrower shall not make any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of any shares of the stock of Borrower or on account of the purchase, redemption, retirement or acquisition of any shares of the stock of Borrower or any warrants, options or rights therefor, not permitted under the terms and provisions of the Intercreditor Agreement.

     (l)   ADDITIONAL DEBT:   Borrower shall not incur any additional
Indebtedness, other than (i) trade payables arising in the ordinary course of Borrower's business, (ii) Indebtedness under the Centerpoint Properties Line of Credit, (iii) Project Loans, and (iv) Put Loans. Borrower's trade payables will be paid in a manner acceptable to, and which will not disrupt its business relationships with, its suppliers and creditors.

     (m) MODIFICATION OF CENTERPOINT PROPERTIES LINE OF CREDIT DOCUMENTS. Borrower shall not modify or amend any of the Centerpoint Properties Line of Credit Documents without the prior written consent of Lenders.

     (n) INFORMATION CONCERNING BORROWER: Borrower will: promptly supply Agent and the Lenders with such information concerning its affairs and property as Agent or either Lender may reasonably request from time to time hereafter; promptly notify Agent and the Lenders of any condition or event which constitutes a breach, Default or Event of Default of any term, condition, warranty, representation or provision of this Agreement or any Loan Document executed in connection with any Construction Loan and of any Material Adverse Change; and maintain a standard and modern system of accounting in accordance with GAAP.

     (o) LITIGATION: Borrower shall furnish Agent and each Lender a written notice of any litigation in which Borrower is named as defendant or affecting or relating to any Project which could materially adversely affect any Project or the parties' ability to perform their respective obligations hereunder or under the Loan Documents executed in connection with any Construction Loan.


                                      ARTICLE 8

                           PROJECT COVENANTS AND AGREEMENTS


     8.1 Borrower hereby covenants and agrees that, with respect to each Construction Loan and each Project, up to and including the repayment in full of all of Borrower's Liabilities incurred in connection with such Construction Loan and such Project:

     (a) CONSTRUCTION: Borrower shall cause the construction of the Improvements to be commenced on or before 15 days from the date of the execution of the Project Addendum and diligently and expeditiously carried out, in a good and workmanlike manner, in accordance with the Plans and Specifications (and, if applicable, the Engineering Plans and Specifications), all requirements of each Lease, the Put Option Agreement and all applicable laws, ordinances and regulations. Without limiting the generality of the foregoing, Borrower shall cause construction of the Project to continue without interruption (subject to Unavoidable Delays) until completion, and shall cause Construction Completion to occur on or before the Construction Completion Date.

     (b) CHANGES: Borrower shall not, without the prior written approval of Lenders, make or permit any "material change" in the Plans and Specifications (or, if applicable, the Engineering Plans and Specifications). Borrower shall furnish to Lenders with each request for approval of a "material change" in the Plans and Specifications (or, if applicable, the Engineering Plans and Specifications) a certificate of the Borrower to the effect that such change is in compliance with all applicable laws and ordinances. For purposes hereof, "material change" shall mean any single change having an estimated cost of more than $10,000 or any group or series of changes having an aggregate cost of more than $25,000.

     (c) CODE COMPLIANCE: Borrower shall comply or cause compliance with all applicable building codes, zoning ordinances, environmental protection, health and safety laws and regulations, and other laws, ordinances and regulations governing construction, use and operation of the Project.

     (d) INSURANCE PREMIUMS: Borrower shall pay all premiums on all insurance policies required under Section 4.2(ab), Article 10 and the Mortgage from time to time during the progress of construction. Thirty (30) days before any such policies of insurance expire, Borrower shall furnish to Lenders, with premiums prepaid, additional and renewal insurance policies in form, and with companies, coverage, deductibles and amounts satisfactory to Lenders. Borrower shall pay prior to the due date thereof all real estate tax bills covering all or any portion of the Project. In the event of failure by Borrower to provide such insurance or pay such taxes, Agent or the Lenders may place insurance and pay such taxes and treat the amounts expended therefor as disbursements of proceeds of the Construction Loan and such amounts from the date so expended until paid shall bear interest at the Default Interest Rate.

     (e) PROGRESS REPORTS: Borrower shall deliver to Lenders each month a detailed report showing the progress of construction of the Improvements. In addition, Borrower will from time to time furnish Lenders such other information and reports, financial and otherwise, concerning Borrower and the construction of the Work as Lenders reasonably require.

     (f) REPRESENTATIONS: Borrower agrees that all representations and warranties of Borrower contained in Article 5 hereof, and, with respect to the Construction Loan, Article 6 hereof, shall remain true at all times until the Construction Loan is repaid in full.

     (g) LIENS: Except for (i) the Mortgage and other security for the Construction Loan, (ii) the lien of general real estate taxes, payments of which are not yet due, (iii) mechanic's liens which are bonded against to the satisfaction of Lenders, and (iv) the Permitted Exceptions, Borrower shall keep its fee simple title to the Project free of all liens, claims and encumbrances, whether senior or junior to the Mortgage.

     (h) CONTEST OF PROCEEDINGS: If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the construction, occupancy, maintenance or operation of the Improvements or any portion thereof, Borrower will cause such proceedings to be vigorously contested in good faith, and in the event of any adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings. All such proceedings, including without limitation, all of Agent's or any Lender's costs, and reasonable fees and disbursements of Agent's or any Lender's counsel in connection with any such proceedings, whether or not Agent or any Lender is a party thereto, shall be at Borrower's expense, such expenses, including reasonable attorneys' fees and fees and charges for court costs, bonds and the like to be deemed to be Loan Expenses hereunder, shall be payable to Agent or the affected Lender on demand and shall bear interest from the date so demanded until paid at the Default Interest Rate.

     (i)   PROHIBITION ON SALES:   Except for the Put Option Agreement,
Borrower shall not, without Lenders' prior written consent, suffer, permit or enter into any agreement for any sale, lease, transfer, or in any way encumber or dispose of or grant or suffer any security or other assignment (collateral or otherwise) of or in, all or any portion of the Project. Any consent by Lenders, or any waiver of a default under this Section 8.1(i) shall not constitute a consent to, or waiver of any right, remedy or power of Lenders under any subsequent default hereunder.

     (j) CHANGES IN CONSTRUCTION CONTRACT: Borrower shall not, without the prior written approval of Lenders, make any material changes or consent to any material changes in the Construction Contract.

     (k) LOAN DOCUMENT COMPLIANCE: Borrower shall promptly and fully perform and comply in all respects with the obligations, covenants, agreements, terms, provisions and requirements of the Loan Documents.

     (l) FAILURE TO APPLY FOR DISBURSEMENTS: If Borrower does not apply for a disbursement of the Construction Loan within thirty (30) days after the date of the most recent disbursement of the

Construction Loan, Borrower shall, at the request of Lenders, cause all of the conditions precedent to disbursement set forth in Article 4 (other than delivery of a date down endorsement to the title policy) to be satisfied as of the expiration of said thirty (30) day period, and every thirty (30) days thereafter, until another disbursement is applied for.

     (m) ADDITIONAL ASSURANCES: Borrower shall execute and deliver or cause to be executed and delivered to Lenders now, and at any time or times hereafter, all documents, instruments, letters of direction, notices, authorizations, reports, acceptances, receipts, consents, waivers, affidavits and certificates as Lenders may reasonably request, in form satisfactory to Lenders, to perfect and maintain perfected the liens granted by Borrower to Agent or Lenders upon the Project or other collateral securing the Construction Loan or in order to consummate fully all of the transactions contemplated hereunder; and in connection therewith, Borrower hereby irrevocably makes, constitutes and appoints Agent and any of its officers, employees or agents, as its true and lawful attorney with power to sign the name of Borrower to any such document, instrument, letter of direction, notice, report, acceptance, receipt, consent, waiver, affidavit or certificate if Borrower has not complied with Lenders' request to execute such document within seven (7) days from date of written request.

     (n) USE OF PROCEEDS: No portion of the proceeds of the Construction Loan shall be used for any purpose other than that specified in this Agreement, the Project Addendum or as consented to in writing by Lenders.

     (o) INDEMNITY: To the fullest extent permitted by law, Borrower shall indemnify, save and keep Agent and each Lender harmless from and against: (a) any claims for brokerage fees or commissions relating to the Project; and (b) all claims, actions, suits, proceedings, costs, expenses, losses, damages and liabilities of any kind, including in tort, and all penalties and interest thereon, which Agent or any Lender may incur in any manner other than its own negligence or willful misconduct, by reason of any matter relating, directly or indirectly, to the Construction Loan or the ownership, condition, development, construction, sale, rental or financing of the Project or any part thereof.
This indemnity shall continue in effect even if the Construction Loan is not advanced in full or in part, and shall survive the payment of all obligations to Agent and each Lender under this Agreement or otherwise. Borrower hereby acknowledges that neither Agent nor any Lender shall be deemed to have assumed any responsibility or liability in respect to the design of the Project, or the adequacy of the Plans and Specifications (or, if applicable, the Engineering Plans and Specifications), on account of Agent's or any Lender's receipt or review of the Plans and Specifications (or, if applicable, the Engineering Plans and Specifications) delivered pursuant to this Agreement.

     (p) SUITS AGAINST AGENT OR LENDERS: If Agent or any Lender, by virtue of its undertaking of the Construction Loan and for no specific act or failure to act on its own part, is made a party to any suit or suits involving the Borrower or any other party relating to the Construction Loan or to the Project, other than suits between the parties hereto, Borrower herewith agrees that it will employ competent, experienced attorneys satisfactory to the Lenders to defend Agent and each Lender in such action at Borrower's own cost and, failing to do so, Agent and each Lender may make use of attorneys employed by them and any amount so expended by Agent or any Lender shall be additional liability owing by Borrower to Agent and such Lender, with interest thereon at the Default Interest Rate, payable on demand and secured by the Loan Documents executed in connection with the Construction Loan.

     (q) SURVIVAL OF AGREEMENTS: All representations and warranties of Borrower and all terms, provisions, conditions and agreements to be performed by Borrower contained herein or in any of the Loan Documents executed heretofore and concurrently herewith by Borrower and delivered to Agent, or in any documents, instruments, certificates or agreements executed by Borrower shall be true and satisfied at the time of their execution of this Agreement, and as between Agent and each Lender, on the one hand, and Borrower, on the other hand, shall survive the execution and delivery of the Project Addendum and each of the other Loan Documents and the Advance of the proceeds of the Construction Loan.

     (r) REMEDY OF DEFECTS: Borrower shall remedy, in a manner reasonably satisfactory to all Official Bodies and the Agent, such portions or aspects of the construction contemplated herein as may be determined to be not substantially in compliance with the approved Plans and Specifications (or, if applicable, Engineering Plans and Specifications) or any governmental laws, ordinances, rules and regulations affecting the Project.

     (s) INSPECTIONS: Borrower shall cooperate with Agent in arranging for inspections from time to time of the Project by Agent's Construction Consultant and any other representatives of Agent or the Lenders. Borrower acknowledges and agrees that (i) all of such inspections and reports shall be made for the sole benefit of Agent and the Lenders and not for the benefit of Borrower or any third party, and neither Agent, any Lender nor Agent's Construction Consultant or any other of Agent's other representatives, agents or contractors assume any responsibility or liability except to Agent and the Lenders by reason of such inspections or reports, (ii) Borrower will not rely upon any of such inspections or reports for any purpose whatsoever, and (iii) such inspections and reports will not constitute a waiver of any of the provisions of this Agreement or any of the obligations of Borrower hereunder. Borrower further acknowledges and agrees that neither Agent, any Lender nor Agent's Construction Consultant or any other of Agent's representatives, agents or contractors shall be deemed in any way responsible for any matters related to design or construction of the Improvements or any errors, inconsistencies or other defects in the Plans and Specifications (or, if applicable, the Engineering Plans and Specifications.

     (t) EQUITY: At all times until the Construction Loan has been repaid in full, Borrower shall maintain equity in the Project in the minimum amount of the equity shown on the Project Budget, and shall furnish Lenders with evidence of such equity upon request. Such equity may be provided through one or more Project Loans or an advance under the Centerpoint Properties Line of Credit.


                                      ARTICLE 9

                    LOAN EXPENSES AND ADVANCES BY AGENT OR LENDERS

     9.1 LOAN EXPENSES: Borrower shall pay, according to invoices provided by Agent, all of Agent's and each Lender's Loan Expenses with respect to each Construction Loan.

     9.2 INDEBTEDNESS SECURED BY LOAN DOCUMENTS: With respect to each Construction Loan, any and all Advances and all Loan Expenses advanced or incurred by Agent or any Lender in connection with such Construction Loan, shall be and become secured by the Loan Documents executed and delivered in connection with such Construction Loan to the same extent as if all terms and provisions of this Agreement were set forth in such Loan Documents, whether or not the aggregate amount of such Advances and Loan Expenses exceed the face amount of the Notes evidencing such Construction Loan; provided, however, that the total indebtedness secured by such Loan Documents shall not in any event exceed 200 percent of the Loan Amount of the applicable Construction Loan.

     9.3 RIGHT OF AGENT AND LENDERS TO MAKE ADVANCES TO CURE DEFAULTS: In the event that Borrower shall fail to perform any of Borrower's covenants and agreements herein, or shall fail to make any payments required by this Agreement, Agent or any Lender may (but shall not be obligated to), upon written notice to Borrower, perform any one or all of such covenants and agreements, make any such payments (including those due Agent or any Lender), or advance funds in excess of the face amount of the Notes executed with respect to one or more Construction Loans, and any amounts expended by Agent or any Lender in so doing, plus interest thereon at the Default Interest Rate, shall be (i) due and payable by Borrower to Agent or the affected Lender on demand, and (ii) secured by all Loan Documents executed in connection with every Construction Loan; provided, however, that in the event any amounts are expended by Agent or any Lender as a result of Borrower's failure to perform any covenant or agreement contained in Articles 6 or 8 hereof, such amounts shall be secured only by the Loan Documents executed and delivered to evidence and secure the Construction Loan or Construction Loans in connection with which Borrower failed to perform such covenant or agreement.


                                      ARTICLE 10

                                      INSURANCE
                                  FIRE AND CASUALTY


     10.1 INSURANCE: With respect to each Construction Loan and each Project, the Borrower will, at its expense, maintain the following insurance in amounts and with good and responsible insurance companies satisfactory to Lenders:

     (a) comprehensive all risk insurance on the Improvements and all personal property in the Project, including contingent liability from operation of building laws, demolition costs and increased cost of construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the aggregate outstanding principal balance of the Notes;
(ii) containing an agreed amount endorsement with respect to the Improvements and personal property waiving all co-insurance provisions, (iii) providing for no deductible in excess of $50,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Real Estate shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Agent by an appraiser or contractor designated and paid by Borrower and approved by Agent, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Agent to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection. In addition, Borrower shall obtain (y) flood hazard insurance if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area," or as otherwise reasonably required by Agent and (z) earthquake insurance in amounts and in form and substance satisfactory to Agent in the event a Parcel is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this Section
10.1 except that the deductible on such insurance shall not be in excess five percent (5%) of the appraised value of the Project;

     (b) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Project, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000; (ii) to continue at not less than the aforesaid limit until required to be changed by Agent in writing by reason of changed economic conditions making such protection inadequate; and
(iii) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in
Section 8.1(o) hereof to the extent the same is available;

     (c) business income and rent loss insurance (i) with loss payable to Agent and Lenders; (ii) covering all risks required to be covered by the insurance provided for in Subsection 10.1(a); (iii) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and personal property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (iv) in an amount equal to 100% of the projected gross income from the Project for a period of twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Project. All insurance proceeds payable to Agent or the Lenders pursuant to this Subsection shall be held by Agent and shall be applied to the Borrower's Liabilities secured hereunder from time to time due and payable hereunder and under the Notes; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the Borrower's Liabilities secured hereunder on the respective dates of payment provided for in the Notes except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

     (d) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements for the Project (i) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability Insurance policy; and (ii) the insurance provided for in Subsection 10.1(a) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 10.1(a), (3) including permission to occupy the Real Estate, and (4) with an agreed amount endorsement waiving co-insurance provisions;

     (e) workers' compensation, subject to the statutory limits of the State of Illinois and employer's liability insurance (i) with a limit per accident and per disease per employee, and (ii) in an amount for disease aggregate in respect of any work or operations on or about the Project, or in connection with the Project or its operation (if applicable), in each case reasonably required by Agent;

     (f) comprehensive boiler and machinery Insurance, if applicable, in amounts as shall be reasonably required by Agent on terms consistent with the commercial general liability insurance policy required under Subsection 10.1(b);

     (g) umbrella liability insurance in an amount not less than $5,000,000,000 per occurrence on terms consistent with the commercial general liability insurance policy required under Subsection 10.1(b);

     (h) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $3,000,000 including any umbrella liability coverage; and

     (i) such other insurance and in such amounts as Agent or Agent's insurance consultant from time to time may reasonably request against such other insurable hazards which at the tine are commonly insured against for property similar to the Project located in or around the region in which the Project is located.

     10.2 POLICY RATINGS: All insurance provided for in Subsection 10.1 hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Agent as to insurance companies, amounts, forms, deductibles, loss payees and insurers. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the applicable Property is located and approved by Agent. Each insurance company must have a rating of "A" or better for claims rating ability assigned by Standard & Poor's Ratings Group (the "Rating Agency") or, if the Rating Agency does not assign a rating for such insurance company, such insurance company must have a general policy rating of A or better and a financial class of XV or better by A.M. Best Company, Inc. (each such insurer shall be referred to below as a "Qualified Insurer"). The Policies described in Subsections 10.1(a), (b), (c), (d) and (f) shall designate Agent and each Lender as loss payee. Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Agent pursuant to Subsection 10.1, certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Agent of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Agent; provided, however, that in the case of renewal Policies, Borrower may furnish Agent with binders therefor to be followed by the original Policies when issued.

     10.3 BLANKET COVERAGE: Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, Agent's and each Lender's interest is included therein as provided in this Agreement and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection
10.1 to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Agent of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 10.1. Any blanket insurance Policy shall (a) specifically allocate to each applicable Project, on an individual basis, the amount of coverage from time to time required hereunder or (b) be written on an occurrence basis for the coverages required hereunder with a limit per occurrence in an amount equal to the amount of coverage required hereunder and shall otherwise provide the same protection as would a separate Policy insuring each applicable Project, on an individual basis, in compliance with the provisions of Subsection 10.1.

     10.4 NAMED INSUREDS: All Policies of insurance provided for or contemplated by Subsection 10.1, except for the Policy referenced in Subsection 10.1(e), shall name Agent, each Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Agent and Lenders providing that the loss thereunder shall be payable to Agent and Lenders.

     10.5  ENDORSEMENTS:  All Policies of insurance provided for in Section
10.1 shall contain clauses or endorsements to the effect that:

     (a) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Agent and the Lenders are concerned;

     (b) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Agent and any other party named therein as an insured;

     (c) each Policy shall provide that the issuers thereof shall give written notice to Agent if the Policy has not been renewed thirty (30) days prior to its expiration; and

     (d) Neither Agent nor any Lender shall be liable for any insurance premiums thereon or subject to any assessments thereunder.

     10.6 CERTIFICATIONS: Borrower shall furnish to Agent, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Agent, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Agent.

     10.7 RIGHTS OF AGENT: If at any time Agent is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Agent shall have the right to take such action as it deems necessary to protect its and the Lenders' interest in each Project, without limitation, the obtaining of such insurance coverage as Agent in its sole discretion deems appropriate, and all expenses incurred by Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Agent upon demand and until paid shall be secured by this Agreement and the Loan Documents executed and delivered in connection with the Project or Projects for which such insurance was obtained and shall bear interest at the Default Interest Rate. Agent shall deliver notice to Borrower that it has taken or will take such action.

     10.8 LENDERS' INSURANCE CONSULTANT. All policies of insurance required under this Article 10 shall be reviewed and approved by an insurance consultant retained by Lenders, the reasonable fees of which shall be paid by Borrower.

     10.9  APPLICATION OF INSURANCE AND CONDEMNATION PROCEEDS ON INDEBTEDNESS:
In case of loss or damage by fire or other casualty to a Project, or condemnation of all or any part of a Project, insurance or condemnation proceeds, as the case may be, shall be applied as provided in the Mortgage executed and delivered in connection with such Project. Unless otherwise directed in writing by Agent, in the event of damage or destruction of a Project, or condemnation of all or any portion of a Project, Borrower shall rebuild, repair, replace or restore such Project to the extent such insurance or condemnation proceeds are made available to Borrower to do so pursuant to the Mortgage executed and delivered in connection with such Project.

                                      ARTICLE 11

                                   TAXES AND LIENS


     11.1 TAXES: With respect to each Construction Loan and each Project, Borrower shall promptly pay when due and payable (subject to contest in good faith and in accordance with Section 11.2 hereof) all sales, use, excise, real and personal property, income, corporate, franchise and other taxes, assessments and governmental charges of every kind and nature, which are now or shall hereafter be levied or assessed against Borrower or Borrower's interest in the Project or which may otherwise be or become a Lien upon the Project. In the event Borrower shall fail to pay any such tax, assessment, claim, levy or charge or to discharge any such Lien for any reason other the contest of such item in good faith and in accordance with Section 11.2 below, the Agent or either Lender, without waiving or releasing any obligation or Default of Borrower hereunder, may at any time or times hereafter, but shall be under no obligation to do so, make such payment, settlement, compromise, or release or cause to be released any such Lien and take any other action with respect thereto which Agent or Lenders deem advisable, and all sums paid by Agent or either Lender in satisfaction of, or on account of any such claims, taxes, levies, or assessments or governmental charges, or to discharge or release any of such Liens, and any expenses, including reasonable attorneys' fees, court costs and other charges relating thereto, shall be an additional liability of Borrower owing to Agent or the affected Lender with interest at the Default Interest Rate, payable on demand and secured by the Loan Documents executed and delivered in connection with the Project or Projects affected thereby.

     11.2 LIENS: With respect to each Construction Loan and each Project until such Construction Loan has been repaid in full, Borrower agrees not to suffer or permit any Liens or claims for Liens to be filed or otherwise asserted against the Project or any funds due contractor(s), or any subcontractors or sub-subcontractors, including, without limitation, any tax, mechanics' or materialmen's Liens, and promptly to discharge such Liens in case of the filing of any claims for Lien or proceedings for the enforcement thereof, except for the Liens granted by the Loan Documents to secure the Construction Loan; provided, however, that Borrower shall have the right to contest in good faith and with reasonable diligence the validity of any such Lien or claimed Lien upon either (i) deposit with the Title Company or the Agent of a sum or other security in an amount determined by Lenders in their reasonable discretion to be adequate to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Project by reason of non-payment thereof or (ii) cause such Title Company to insure the liens granted to Agent to be superior to any such Lien or claim for Lien as to all Advances of the Construction Loan theretofore or thereafter made by Agent or the Lenders. Upon the conclusion of any such contest and in the event of an adverse result, the Borrower immediately will satisfy any judgment rendered or decree entered and will at its expense cause such Lien or Liens to be released. In case Borrower shall fail promptly either to discharge or to contest claims asserted and give security in the manner above provided, or having commenced to contest the same, and having given such security, shall fail to prosecute such contest with diligence, or to maintain such deposit for its full amount, or upon adverse conclusion of any such contest to cause any judgment or decree thereon to be satisfied and such Lien to be released, then and in any such event the Agent or either Lender may, at its discretion, procure the release and discharge of any such Lien claim and any judgment or decree thereunder and, further may in its sole discretion effect any settlement or compromise of the same, and any amounts so expended by Agent or such Lender shall be an additional liability owing by Borrower to Agent or such Lender with interest at the Default Interest Rate, payable on demand, and secured by the Loan Documents executed and delivered in connection with the Project or Projects affected thereby. In settling, compromising or discharging any Liens or claims for Lien, Agent and each Lender is hereby authorized to use any sums or security deposited with Agent, either Lender or the Title Company pursuant to the terms of this Section to settle, compromise or discharge any such Liens or claims for Lien, and neither Agent or either Lender shall be required to inquire into the validity or amount of any such Liens or claims for Lien.


                                      ARTICLE 12

                            FACILITY DEFAULTS BY BORROWER
                          AND AGENT'S AND LENDERS' REMEDIES


     12.1 FACILITY DEFAULT BY BORROWER: The occurrence of any one or more of the following shall constitute a "Facility Event of Default", as such term is used herein:

     (a) PAYMENTS. Borrower shall fail to pay (i) any interest due under any Note within five (5) days from the date when due or principal due under any Note when due (whether resulting from maturity, declaration or otherwise), (ii) any other of Borrower's Liabilities payable on demand within five days of the date demanded, and/or (iii) any other of Borrower's Liabilities within five days of the date when due; provided, however, that any interest payable with respect to any delinquent payment shall be calculated at the Default Interest Rate from the date such payment was actually due as if there were no grace period, provided, further, in the event Borrower cures the payment Default during the cure period, the Default Interest Rate shall not be applied to the period of the pendency of such Default; or

     (b) NON-MONETARY DEFAULTS. The failure of Borrower to observe or perform any condition, provision or obligation under this Agreement not otherwise described in this Section 12.1, other than any condition, provision or obligation contained in Articles 6 or 8 hereof, and to fail to cure the same within thirty (30) days after giving of written notice thereof; provided, however, that if such event cannot be cured within such thirty (30) day period and Borrower promptly commences and thereafter diligently proceeds to cure such event, the time period for curing such event shall be extended for a period not to exceed thirty (30) additional days; or

     (c) TRANSFERS. The sale, assignment, pledge, transfer, grant of a security interest in, or other hypothecation (except as consented to in advance by Lenders) of any stock or other interest in the Borrower; or

     (d) INDEBTEDNESS. Borrower shall incur any Indebtedness not permitted hereunder.

     (e) INTERCREDITOR AGREEMENT. Any of Borrower, Centerpoint Properties or Centerpoint Realty shall breach any agreement or obligation of such party under the terms and provisions of the Intercreditor Agreement which is not cured within the grace period, if any, provided therein.

     (f) ATTACHMENT. A writ or warrant of attachment, garnishment, execution, distraint or similar process shall have been issued against any of the assets of Borrower which shall have remained undischarged and unstayed for a period of sixty (60) consecutive days; or

     (g)   BANKRUPTCY.  A proceeding shall have been instituted in respect of
Borrower:

           (i) seeking to have an order for relief entered in respect of Borrower, or seeking a declaration or entailing a finding that Borrower is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to Borrower, its assets or its debts under any law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar law now or hereafter in effect, or

           (ii) seeking appointment of a receiver, trustee, custodian, liquidator, assignee, sequestrator or other similar official for Borrower or for all or any substantial part of its property,

and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or

     (h) INSOLVENCY. Borrower shall become insolvent or admit in writing its inability to pay its debts as they mature, or otherwise become generally unable to pay its debts as they become due, or voluntarily suspend transaction of business or cease to conduct its business as now conducted (whether voluntarily or involuntarily), or make a general assignment for the benefit of creditors, or institute a proceeding described in Section 12.1(g)(i) hereof or consent to any such order for relief, declaration, finding or relief described therein, or institute a proceeding described in Section 12.1(g)(ii) hereof or consent to any such appointment or to the taking of possession by any such official of all or any substantial part of its property whether or not any such proceeding is instituted, or dissolve, windup or liquidate itself or any substantial part of its property, or take any action in furtherance of any of the foregoing; or

     (i) TAX LIENS. A notice of lien or assessment is filed or recorded with respect to all or any portion of Borrower's assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any times hereafter to any one of these becomes a lien or encumbrance upon any of Borrower's assets and the same is not released within thirty (30) days after the same becomes a lien or encumbrance; provided that Borrower shall have the right to contest by appropriate proceedings any such lien, levy or assessment if Borrower provides the Agent and the Lenders with a bond or indemnity satisfactory to the Lenders assuring the payment of such lien, levy or assessment; or

     (j) REPRESENTATION. Any representation or warranty made by Borrower under this Agreement or any statement made by Borrower in any financial statement, certificate, report, exhibit or document furnished to Agent or the Lenders in connection with the execution of this Agreement (other than any representation or warranty contained in Article 6 hereof) shall prove to have been false or misleading in any material respect as of the time when made (or when deemed remade in accordance with the terms of this Agreement); or

     (k) JUDGMENTS. Any final judgment for the payment of money in excess of $100,000 shall have been entered against Borrower, or final judgments for the payment of money in an aggregate amount of $250,000 shall have been entered against Borrower, exclusive of those judgments for which Borrower's insurer has acknowledged coverage, and such judgment or judgments shall have remained undischarged and unstayed for a period of sixty (60) consecutive days; or

     (l) DEFAULT UNDER PUT OPTION AGREEMENT. The termination of any Put Option Agreement, or a default by Centerpoint Properties or Borrower under any Put Option Agreement in connection with any Project which is not cured within any grace period provided therein; or

     (m) CENTERPOINT PROPERTIES LINE OF CREDIT. The termination of the Centerpoint Properties Line of Credit, or the refusal of Centerpoint Properties to make an advance requested by the Borrower, in Borrower's sole discretion, permitted under the Centerpoint Properties Line of Credit Documents.

     (n)   DEFAULT UNDER CENTERPOINT PROPERTIES REVOLVING CREDIT AGREEMENT.
The occurrence and continuance of a Default (as defined therein) by Centerpoint Properties under that certain Amended and Restated Unsecured Revolving Credit Agreement dated as of November 13, 1997 by and between Centerpoint Properties, the Lenders (as defined therein), Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc., and The First National Bank of Chicago, as heretofore and hereafter amended.

     12.2 AGENT'S AND LENDERS' OBLIGATIONS AFTER A FACILITY DEFAULT. Upon the occurrence and continuance of a Facility Default, neither Agent nor any Lender shall have any further obligation thereafter to advance money or extend credit to or for the benefit of Borrower under this Agreement, any Construction Loan or any Loan Document executed in connection with any Construction Loan.

     12.3  AGENT'S AND LENDERS' REMEDIES UPON A FACILITY EVENT OF DEFAULT:
Upon the occurrence and continuance of a Facility Event of Default, Agent and Lenders may avail themselves of any of the following remedies:

     (a) ACCELERATION: Upon the occurrence of a Facility Event of Default described in Section 12.1(f), (g) or (h), all of Borrower's Liabilities shall be and become immediately due and payable without presentment, demand or further notice of any kind. Upon the occurrence and continuance of any other Facility Event of Default, Agent and/or the Lenders may declare the principal of and interest on one or more, or all, or the Notes executed in connection with any outstanding Construction Loans, and any or all other Borrower's Liabilities, to be forthwith due and payable and thereupon such Notes, including both principal and interest thereon, and such other Borrower's Liabilities, shall be and become immediately due and payable without presentment, demand or further notice of any kind.

     (b)   DEED IN LIEU OF FORECLOSURE:  Upon providing Borrower and
Centerpoint Properties with five (5) business days' written notice of the Lenders' intent to exercise their remedies under one or more, or all, of the Deed Agreements, Agent and/or Lenders may accept and record one or more, or all, of the deeds delivered to Lenders (or the nominee or nominees of the Lenders), and may accept one or more, or all, of the assignments or other transfer documents delivered to the Lenders (or the nominee or nominees of the Lenders), pursuant to one or more, or all, of the Deed Agreements executed and delivered to Agent and the Lenders in connection with each Construction Loan. In the event Agent and/or Lenders choose to accept one or more deeds, assignments or other transfer documents, Borrower hereby agrees to execute any and all other documents or instruments reasonably requested by Agent and/or Lenders to consummate the transactions contemplated by the applicable Deed Agreement or Deed Agreements. Borrower further agrees that, in the event of Borrower refuses to execute any such document or instrument within five (5) days of the date of the written request of Agent and/or Lender, (i) Borrower hereby irrevocably makes, constitutes and appoints Agent, Rob-Wal Investment Co., an Illinois corporation ("Rob-Wal") and/or each Lender, and any of their respective officers, employees or agents, as its true and lawful attorney with power to sign the name of Borrower to any such document or instrument, and (ii) Agent and each Lender shall be entitled to injunctive relief, including specific performance, to obtain the execution of such document or instrument, and to such other and further relief, including damages, as may be available to Agent or any Lender. Damages shall include, without limitation, all attorneys' fees and other costs incurred by Agent or any Lender in connection with the enforcement of Agent's and/or Lenders' rights under this
Section 12.3(b), and shall be secured by all Loan Documents executed in connection with all Construction Loans.

     (c) OTHER: Agent or Lenders (i) may take possession of one or more, or all, Projects in accordance with the provisions of Section 13.3(c) hereof, (ii) may obtain a receiver for one or more, or all, Projects in accordance with the provisions of Section 13.3(d) hereof, (iii) exercise any right or remedy provided in any Mortgage or any other Loan Document executed in connection with any Construction Loan, or (iv) exercise any right or remedy available at law or in equity.


                                      ARTICLE 13

                             PROJECT DEFAULTS BY BORROWER
                          AND AGENT'S AND LENDERS' REMEDIES

     13.1 PROJECT DEFAULT BY BORROWER: With respect to each Construction Loan, the occurrence of any one or more of the following shall constitute a "Project Event of Default", as such term is used herein:

     (a)   FACILITY DEFAULTS:  The occurrence of any Facility Event of Default;
or

     (b) INSURANCE: The failure of Borrower to obtain or maintain insurance coverage for the applicable Project in accordance with Article 10 hereof; or

     (c) CONSTRUCTION LOAN BALANCE DEFAULT. The failure of Borrower to cure a Construction Loan Balance Default with respect to the applicable Project within fifteen (15) days after Agent or a Lender gives Borrower written notice thereof; or

     (d) INTEREST RESERVE DEFICIENCY DEFAULT. The failure of Borrower to cure an Interest Reserve Deficiency Default with respect to the applicable Project within fifteen (15) days after Agent or a Lender gives Borrower written notice thereof; or

     (e) LOAN DOCUMENT DEFAULTS: The occurrence of any Event of Default under any of the Loan Documents executed and delivered in connection with such Construction Loan; or

     (f) TRANSFERS: Except for the transactions described in the Put Option Agreement executed in connection with the applicable Project, the sale, assignment, pledge, transfer, grant of a security interest in, or other hypothecation (except as otherwise herein provided, or as consented to in advance by Lenders) of any interest in the applicable Project, for security purposes or otherwise; or

     (g) DELAYS: Construction of the applicable Improvements is so delayed for any reason whatsoever (whether within or outside the control of Borrower or any other person), including, without limitation, on account of damage or destruction by fire or other casualty (whether or not covered by insurance), so that in the reasonable judgment of Lenders, such Improvements will not be substantially completed on or before the applicable Construction Completion Date; or

     (h) REPRESENTATION. Any representation or warranty made by Borrower pursuant to Article 6 of this Agreement, any Loan Document executed and delivered in connection with the applicable Construction Loan, or any statement made by Borrower in any financial statement, certificate, report, exhibit or document furnished to Agent or the Lenders in connection with the such Construction Loan shall prove to have been false or misleading in any material respect as of the time when made (or when deemed remade in accordance with the terms of this Agreement); or

     (i) FAILURE TO COMPLY: The disapproval by Lenders at any time of any Work in connection with the applicable Project for failure to comply with this Agreement and failure to cause the same to be corrected to the satisfaction of Lenders within thirty (30) days after the date of such disapproval, subject to any Unavoidable Delay; or

     (j) FAILURE TO OBTAIN DISMISSAL OF PROCEEDINGS: Failure of Borrower for a period of thirty (30) days after Lender's demand to procure the dismissal or disposition to Lenders' satisfaction of any proceedings seeking to enjoin or otherwise prevent or declare invalid or unlawful the construction, occupancy, maintenance or operation of the applicable Project, or any portion thereof, in accordance with the terms of this Agreement and the applicable Loan Documents, or of any proceedings which could or might affect the validity or priority of the lien of the applicable Mortgage or other security for such Construction Loan or which could materially affect Borrower's ability to perform its obligations under this Agreement with respect to such Construction Loan and the applicable Project; or

     (k) FAILURE TO MEET DISBURSEMENT TERMS: The failure or inability of Borrower, whether or not Borrower requests a disbursement, to fulfill all of the conditions required for disbursement of such Construction Loan on a monthly basis upon the request to do so by Agent or Lenders; or

     (l) BANKRUPTCY OF CONTRACTOR: The bankruptcy or insolvency of the Contractor or the withdrawal of the Contractor from proceeding with the Work in connection with the applicable Project, and failure of Borrower to procure a contract with a new general contractor satisfactory to Lenders in Lenders' reasonable discretion within thirty (30) days from the occurrence of such bankruptcy, insolvency or withdrawal; or

     (m) NON-MONETARY DEFAULTS: The failure of Borrower to observe or perform any condition, provision or obligation under Articles 6 or 8 of this Agreement not otherwise described in this Section 13.1 with respect to such Construction Loan and the applicable Project, and to fail to cure the same within thirty (30) days after giving of written notice thereof; provided, however, that if such event cannot be cured within such thirty (30) day period and Borrower promptly commences and thereafter diligently proceeds to cure such event, the time period for curing such event shall be extended for a period not to exceed thirty (30) additional days.

     13.2 AGENT'S AND LENDERS' OBLIGATIONS AFTER A PROJECT DEFAULT. Upon the occurrence of a Project Default, neither Agent nor any Lender shall have any further obligation thereafter to advance money or extend credit to or for the benefit of Borrower in connection with the affected Construction Loan under this Agreement or any Loan Document executed and delivered in connection with the affected Construction Loan.

     13.3 AGENT'S AND LENDERS' REMEDIES UPON A PROJECT EVENT OF DEFAULT: Upon the occurrence and continuance of a Project Event of Default, Agent or the Lenders may avail themselves of any of the following remedies with respect to the affected Construction Loan:

     (a) ACCELERATION: Upon the occurrence of an Event of Default described in Section 21(c) of the Mortgage, the principal of and interest on the Notes executed and delivered in connection with the affected Construction Loan and all other Borrower's Liabilities incurred in connection with the affected Construction Loan shall be and become immediately due and payable without presentment, demand or further notice of any kind. Upon the occurrence and continuance of any other Project Event of Default, Agent and/or the Lenders may declare the principal of and interest on the Notes executed and delivered in connection with the affected Construction Loan and any or all other Borrower's Liabilities incurred in connection with the affected Construction Loan to be forthwith due and payable and thereupon such Notes, including both principal and interest thereon, and such other Borrower's Liabilities, shall be and become immediately due and payable without presentment, demand or further notice of any kind.

     (b)   DEED IN LIEU OF FORECLOSURE:  Upon providing Borrower and
Centerpoint Properties with five (5) business days' written notice of the Lenders' intent to exercise their remedies under the Deed Agreement executed and delivered to Agent and the Lenders in connection with the affected Construction Loan, Agent and/or Lenders may accept and record the deed delivered to Lenders (or the nominee or nominees of the Lenders), and may accept the assignments or other transfer documents delivered to the Lenders (or the nominee or nominees of the Lenders), pursuant to the applicable Deed Agreement. In the event Agent and/or Lenders choose to accept such deed, assignments or other transfer documents, Borrower hereby agrees to execute any and all other documents or instruments reasonably requested by Agent and/or Lenders to consummate the transactions contemplated by the applicable Deed Agreement. Borrower further agrees that, in the event of Borrower refuses to execute any such document or instrument within five (5) days of the date of the written request of Agent and/or Lender, (i) Borrower hereby irrevocably makes, constitutes and appoints Agent, Rob-Wal and/or each Lender, and any of their respective officers, employees or agents, as its true and lawful attorney with power to sign the name of Borrower to any such document or instrument, and (ii) Agent and each Lender shall be entitled to injunctive relief, including specific performance, to obtain the execution of such document or instrument, and to such other and further relief, including damages, as may be available to Agent or any Lender. Damages shall include, without limitation, all attorneys' fees and other costs incurred by Agent or any Lender in connection with the enforcement of Agent's and/or Lenders' rights under this Section 13.3(b), and shall be secured by all Loan Documents executed in connection with the affected Construction Loan.

     (c) POSSESSION OF PROJECT: To the extent permitted by law, Agent and/or Lenders shall have the right, but not the obligation, to take possession of the affected Project together with all materials, equipment and improvements thereon, whether affixed or not, and perform any and all work and labor necessary to complete the applicable Improvements substantially in accordance with the applicable Plans and Specifications (and, if applicable, Engineering Plans and Specifications) therefore or with such changes therein as the Agent and the Lenders deem appropriate to complete the applicable Work or protect and preserve such Improvements; and for that purpose, the Agent and Lenders shall have the right to expend sums in addition to the Loan Amount and all such additional sums shall constitute indebtedness of the Borrower to the Agent and the Lenders and shall be entitled to the benefit of the security afforded by the applicable Mortgage and Loan Documents. Borrower, to implement the rights of Agent and the Lenders hereunder, irrevocably constitutes and appoints the Agent its true and lawful attorney in fact with full power of substitution for it and in its name, place and stead to take any and all actions the Agent deems necessary or appropriate to complete construction of the applicable Improvements and to protect and preserve same and, without limiting the generality of the foregoing, irrevocably authorize the Agent as follows: to use the funds of Borrower at any time coming into Agent's or any Lender's hands, including any balance which may be held in escrow, any funds which may remain unadvanced hereunder and any funds then on deposit with the Agent pursuant to Section 3.3(d) hereof, for the purpose of completing such Improvements in the manner contemplated hereby or in such manner as Agent and the Lenders deem appropriate to enhance the value of the affected Project; to employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or appropriate for said purposes; to enter into, alter, amend or modify any and all contracts, agreements or documents in connection with the construction of such Improvements or the furnishing of labor and materials in connection therewith; to pay, settle, compromise or collect all existing accounts or claims arising in connection with the construction of such Improvements, including all claims which are or may become liens against the affected Project; to take all actions it may deem necessary or appropriate in connection with title to the applicable Real Estate; to execute all applications, certificates or instruments which may be requested or required under any contract or by any Governmental Authority; to prosecute and defend all actions or proceedings in connection with the construction of such Improvements; and to do any and every act with respect to construction of such Improvements and the operation, use and maintenance thereof which Borrower may do in its own behalf; and

     (d) RECEIVER: Agent and/or Lenders may appoint or seek appointment of a receiver, without notice and without regard to the solvency of Borrower or the adequacy of any collateral, for the purpose of preserving the affected Project, preventing waste, and to protect all rights accruing to Agent or any Lender by virtue of this Agreement, the applicable Mortgage or any of the Loan Documents, and expressly to make any and all further improvements, whether on-site or off-site, as Agent and/or Lenders may determine to be necessary to complete the development and construction of the affected Project. Borrower hereby irrevocably consents to the appointment of a receiver upon the request for such appointment by Agent and/or Lenders. All expenses incurred in connection with the appointment of such receiver, or in protecting, preserving or improving and operating the affected Project, shall be charged against Borrower and shall be secured by the applicable Mortgage and the other Loan Documents executed and delivered in connection with the affected Construction Loan and enforced as a lien against the affected Project; and

     (e) OTHER: Agent and/or Lenders may exercise any right or remedy (i) set forth in the applicable Mortgage or any other Loan Document executed and delivered in connection with the affected Construction Loan, or (ii) available at law or in equity.

                                      ARTICLE 14

                               THE ADMINISTRATIVE AGENT

     14.1 APPOINTMENT. For the convenience of the parties hereto, LaSalle National Bank is appointed, hereunder and under each of the Loan Documents executed in connection with each Construction Loan, Agent for the Lenders with such powers as are specifically delegated to the Agent by the terms of this Agreement, the Loan Documents executed in connection with each Construction Loan and any agreements entered into between Agent and the Lenders, including, without limitation, the Co-Lender Agreement, together with such other powers as are reasonably incidental thereto. By its execution hereof LaSalle National Bank accepts such agency, solely for the purposes set forth herein and in the Co-Lender Agreement.


                                      ARTICLE 15

                                       NOTICES

     15.1 GENERAL: All notices or other communications required or permitted hereunder shall be (a) in writing and shall be deemed to be given when either
(i) delivered in person, (ii) received after deposit in a regularly maintained receptacle of the United States mail as registered or certified mail, postage prepaid, (iii) when received if sent by private courier service, or (iv) on the day on which the party to whom such notice is addressed refuses delivery by mail or by private courier service and (b) addressed as follows:

     To Agent:      LaSalle National Bank
                    135 South LaSalle Street
                    Suite 1225
                    Chicago, Illinois  60603
                    Attn:  John C. Hein
                    First Vice President


     With copy to:  Miller, Shakman, Hamilton, Kurtzon &
                       Schlifke
                    208 South LaSalle Street
                    Suite 1100
                    Chicago, Illinois  60604
                    Attn:  Michael S. Kurtzon


     To USBank:     U.S. Bank National Association
                    111 East Wacker Drive
                    Suite 3000
                    Chicago, Illinois 60601
                    Attention: Elliott Quigley


                    with a copy to:

                    Charles R. Haynor
                    Briggs and Morgan
                    2400 IDS Center
                    80 South 8th Street
                    Minneapolis, MN 55402


     To Borrower:   CenterPoint Development Corporation
                    1808 Swift Road
                    Oak Brook, Illinois  60523
                    Attention:  Paul S. Fisher


     With copy to:  Ungaretti & Harris
                    3500 Three First National Plaza
                    Chicago, Illinois  60602
                    Attn:  Richard A. Ungaretti


or to each such party at such other addresses as such party may designate in a written notice to the other parties.

     Copies of all notices delivered by Borrower to Agent also shall be sent by Borrower to USBank coincidentally with their delivery to Agent. Any notice to Centerpoint Properties may be sent to the address designated for Borrower. Any notice provided by the Agent or any Lender to Borrower shall be deemed to be effective notice to Borrower. Any notice provided by the Agent or any Lender to Centerpoint Properties shall be deemed to be effective notice to Centerpoint Properties.


                                      ARTICLE 16

                                       GENERAL

     16.1 HOLIDAYS. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under any Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     16.2 PRIORITY OF AGREEMENT: This Agreement supersedes all prior understandings, discussions, communications and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein. In the event of any inconsistency between the provisions of this Agreement and any Loan Document executed in connection with any Construction Loan (other than an Environmental Indemnity Agreement), the provisions of this Agreement shall prevail.

     16.3 WAIVERS AND CONSENTS: Except for the written notices specifically provided herein or in any Loan Document executed in connection with any Construction Loan, if any, Borrower waives to the fullest extent permitted by law: (i) any and all notice or demand which Borrower might be entitled to receive with respect to this Agreement or the Notes or other Loan Documents executed in connection with any Construction Loan by virtue of any applicable statute or law; (ii) any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by any of the Notes or any other Loan Document or by any extension or renewal thereof; (ii) presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest with respect to the indebtedness evidenced by any of the Notes; (iii) any notice with respect to performance, default, release, compromise, settlement, extension or renewal of any Note or other Loan Document in connection with any Construction Loan at any time held by Agent or any Lender on which Borrower may in any way be liable;
(iv) any lack of diligence and delays in the enforcement of the payment of any Note or any of the other Borrower's Liabilities; and (v) notice of any action taken by Agent or any Lender unless expressly required by this Agreement or by any Loan Document executed in connection with any Construction Loan. Borrower hereby consents to (y) any and all extensions of time, renewals, waivers or modifications that may be granted by Agent or Lenders with respect to the payment of any Note or any of the other Borrower's Liabilities, and to the release of any security at any time given for the payment thereof, or any part thereof, with or without substitution, and to the release of any other Person at any time liable for the payment of any part thereof; and (z) the addition of any and all other makers, indorsers, guarantors and other obligors for the payment of any note or any of the other Borrower's Liabilities, and to the acceptance of any and all other security for the payment thereof, and agree that the addition of any such obligors or security shall not affect the liability of Borrower for the payment thereof.

     16.4 WAIVER OF BORROWER'S PERFORMANCE BY AGENT OR LENDERS: Agent and the Lenders reserve the right to waive, or extend time for, performance of any provisions, warranties, terms and conditions hereof or of any Note or other Loan Document, and the failure at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement, any Note or in any Loan Document executed in connection with any Construction Loan shall not waive, affect or diminish any right of Agent or Lenders thereafter to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement, or any Loan Document executed in connection with any Construction Loan, shall be deemed to have been waived by any act or knowledge of Agent or any Lender, their respective agents, officers or employees, except by an instrument in writing signed by all Lenders and directed to Borrower specifying such waiver.

     16.5 CUMULATIVE RELIEF. The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or equity.

     16.6 NO FIRST RESORT OBLIGATION. In order to realize hereon and to exercise the rights granted Agent and the Lenders hereunder and under applicable law, there shall be no obligation on the part of Agent and/or the Lenders at any time to first resort for payment to any security property, liens or any other rights or remedies whatsoever, and the Agent and/or Lenders shall have the right to enforce this Agreement irrespective of whether other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     16.7 RECORDS. The unpaid principal amount of each Note, the unpaid interest accrued thereon, the Interest Rate or rates applicable to such unpaid principal amount, the duration of such applicability, and each Lender's portion of the aggregate Construction Loan Facility, shall at all times be ascertained from the records of the Agent, which shall be conclusive absent manifest error.

     16.8 MODIFICATION AND AMENDMENT: Neither this Agreement, any Loan Document executed in connection with any Construction Loan, nor any provision hereof or thereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought .

     16.9 NO IMPLIED WAIVER; REMEDIES. No course of dealing and no delay or failure of the Agent or any Lender in exercising any right, power or privilege under this Agreement, or any Note, Mortgage, any other Loan Document or any other documents or instruments executed pursuant to or in connection therewith, shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. In addition, to the extent that the Agent or any of the Lenders may have acquiesced in any noncompliance by making any Construction Loan or Advance, such acquiescence shall not be deemed to constitute a waiver by Agent or any Lender of any continuing or future obligation of Borrower with respect to future Construction Loans or Advances. The rights and remedies of the Agent and the Lenders under this Agreement, or any Note, Mortgage, any other Loan Document or any other documents or instruments executed pursuant to or in connection therewith, are cumulative and not exclusive of any rights or remedies which the Agent and the Lenders would otherwise have.

     16.10 EXPENSES; TAXES; ATTORNEYS' FEES. The Borrower agrees to pay or cause to be paid and to save the Agent and Lenders (and their successors and assigns) harmless against liability for the payment of all reasonable out-of-pocket expenses, including but not limited to reasonable fees and expenses of counsel for the Agent and each of the Lenders, travel expenses, fees and costs of accountants, and environmental and appraisal costs and expense, all incurred from time to time (i) arising in connection with the negotiation, preparation, execution, delivery, interpretation and performance of this Agreement, any Note, Mortgage, any other Loan Document and any documents, instruments or transactions pursuant to or in connection therewith, and the Co-Lender Agreement, (ii) relating to any requested amendments waivers or consents to, or to any restructurings, work-outs or refinancings of the credit under this Agreement, any Note, Mortgage, any other Loan Document or any such other documents or instruments, and (iii) relating to any reorganization, bankruptcy or any other proceedings to which Borrower or its properties become subject. The Borrower further agrees to pay or cause to be paid and to save the Agent and each Lender harmless against liability for the payment of all reasonable expenses, including but not limited to reasonable fees and expenses of counsel for Agent and/or each Lender, incurred by the Agent or such Lenders from time to time in connection with the enforcement by the Agent and/or Lenders of this Agreement, any Note, Mortgage, or any other Loan Document. The Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent and/or Lenders to be payable in connection with this Agreement, any Note, Mortgage, any other Loan Document or any other documents, instruments or transactions pursuant to or in connection therewith, and the Borrower agrees to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. In the event of determination adversely to Borrower of any action at law or suit in equity in relation to this Agreement, any Note, Mortgage, or any other Loan Document, the Borrower will pay, in addition to all other sums which Borrower may be required to pay, a reasonable sum for attorney's fees incurred by the Agent and/or any Lender or the holder of such Notes in connection with such action or suit. All of the foregoing fees, costs and expenses shall be part of Borrower's Liabilities and payable on demand. Any such fees, costs and expenses shall be secured by the Loan Documents executed and delivered by Borrower in connection with the Construction Loan or Construction Loans with respect to which such fees, costs and expenses were incurred.

     16.11 SEVERABILITY. The provisions of this Agreement and the Loan Documents are intended to be severable. If any provision of this Agreement or any Loan Document shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction, unless the ineffectiveness of such provision materially and adversely alters the benefits to any party hereunder.

     16.12 GOVERNING LAW. This Agreement and each Note, Mortgage, and other Loan Document shall be deemed to be contracts and obligations under the laws of the State of Illinois and for all purposes shall be governed by, construed and enforced in accordance with the internal laws (as opposed to conflicts of law provisions) of said State, and any applicable laws of the United States; except, however, that any Mortgage, UCC financing statement and assignment of leases and rents applicable to any Project located outside of the State of Illinois shall be governed by, construed and enforced in accordance with the laws of the state in which such Project is located.

     16.13 COUNTERPARTS. This Agreement and any Loan Document may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     16.14 SUCCESSORS AND ASSIGNS; LENDERS.

     (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes, and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or any interest herein without the prior written consent of the Lenders. The successors and assigns of the parties shall include, without limitation, a receiver, trustee and/or debtor-in-possession of or for Borrower. Borrower acknowledges and agrees that any Lender may, subject to the terms of
Section 8 of the Co-Lender Agreement, assign, or assign a participation in, any or all of its interest in the Facility and each Construction Loan to another Person; provided, however, that in the event such assignment would (i) result in the assignment of all of LaSalle's interest in the Facility or in the replacement of LaSalle as Agent, or (ii) result in the number of Lenders increasing to a number greater than two, such Person shall not have the right to exercise any of the rights of the Lenders hereunder without the prior written consent of Borrower to such assignment.

     (b) PROVISION OF INFORMATION TO LENDERS. Borrower authorizes Agent to disclose to any Lender and any prospective Lender, subject to any prospective Lender's acknowledgement of the confidentiality provisions of Section 16.15 hereof, any and all financial and other information in Agent's possession concerning the Borrower and its affiliates which has been delivered to Agent by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to Agent by or on behalf of the Borrower in connection with Agent's credit evaluation of the Borrower and its affiliates prior to becoming a party to this Agreement.

     (c) NO RIGHTS IN BORROWER; NO THIRD PARTY BENEFICIARY RIGHTS. Borrower acknowledges and agrees that none of the obligations of the Agent to Lenders shall create or confer any rights whatsoever (including, without limitation, third party beneficiary rights) on or in the Borrower. In addition, the parties agree that the Agent and Lenders may amend any provision of this Agreement which relates solely to the rights and obligations between them, without any consent or approval required by the Borrower. Without limiting the foregoing, Borrower acknowledges and agrees that nothing in this Agreement or any Loan Document creates or shall be deemed to create any third party beneficiary rights whatsoever.

     16.15 CONFIDENTIALITY. With respect to the financial information delivered to the Lenders by Borrower hereunder and any other information obtained by the Agent or the Lenders from Borrower from time to time, each Lender agrees that, to the extent such information therein contained has not theretofore otherwise been disclosed in such a manner as to render such information no longer confidential, each Lender agrees to employ reasonable procedures designed to maintain the confidential nature of the information contained therein; provided that, notwithstanding the foregoing, each Lender may disclose such information to (a) its employees, agents, attorneys and accountants who would ordinarily have access to such information; (b) such third parties as each Lender may, in its discretion, deem reasonably necessary in connection with or in response to compliance with any law, ordinance or governmental order, regulation, rule, policy, subpoena, notice of discovery or similar ruling or pleading issued, filed, served or purported on its face to be issued, filed or served by or under authority of any court, tribunal, arbitration board of any governmental authority or in connection with any proceeding, case or matter pending or on its face pending before any court, tribunal, or arbitration board of any governmental authority; and (c) any prospective lender or participant; and, provided further, that no Lender shall be liable to the Borrower or any other Person for damages for failure to comply with this Section 16.15, except in any case involving such Lender's gross negligence or willful misconduct.

     16.16 TIME OF ESSENCE. Time is of the essence of this Agreement, each Project Addendum, Note, Mortgage, and other Loan Document.

     16.17 ENTIRE AGREEMENT. The parties hereto agree that this Agreement, including the Exhibits attached hereto, and any Loan Documents executed in connection with individual Construction Loans, represent the entire agreement and understanding of the parties hereto with reference to the transactions contemplated herein; and no party shall claim that any party hereto has any right or obligation regarding the Facility other than as stated in such documents, as such documents may be amended in accordance with their respective terms. Without limiting the foregoing, nothing contained in any disclosure document prepared by Borrower or in any other document (except the Loan Documents) shall constitute any consent, waiver or agreement of the Agent or the Lenders nor may it be used in any manner whatsoever to interpret, modify or otherwise affect this Agreement or any Loan Document.

     16.18 SECTION TITLES. The section titles and table of contents contained in this Agreement are for convenience only and shall be without substantive meaning or content of any kind whatsoever.

     16.19 REFERENCES. All references contained herein to any laws, statutes, rules, regulations, or similar provisions shall include all amendments thereto and any successor provisions.

     16.20 REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of Borrower's Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of Borrower's Liabilities, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, Borrower's Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     16.21 CONSENT TO JURISDICTION. As a further inducement to Lenders to enter into this Agreement, Borrower covenants and agrees that the state and federal courts within Cook County, Illinois shall have jurisdiction of any action or proceeding relating to, or arising under or in connection with this Agreement and Borrower consents to personal jurisdiction of such courts and waives any objection to such courts' jurisdiction. Borrower hereby irrevocably appoints Paul S. Fisher, c/o CenterPoint Development Corporation, 401 North Michigan Avenue, 30th Floor, Chicago, Illinois 60611 as its attorney in fact to accept such service. Service so made shall be deemed completed upon actual receipt or refusal to accept receipt. Nothing in this Section 16.21 shall affect the right of Lenders to serve legal process in any other manner permitted by law or affect the right of Lenders to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction or effectuate any judgment entered by a court of competent jurisdiction.

     16.22 WAIVER OF JURY TRIAL. ALL OF THE PARTIES TO THIS AGREEMENT WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION OR CIVIL PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE DOCUMENTS OR INSTRUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, OR OTHERWISE RELATING TO THIS AGREEMENT OR SUCH OTHER DOCUMENTS AND INSTRUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWER WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO (A) INTERPOSE ANY COUNTERCLAIM THEREIN UNLESS BORROWER WOULD BE BARRED FROM ASSERTING SUCH COUNTERCLAIM IN A SEPARATE ACTION BY APPLICABLE LAW OR RULES OF COURT, AND (B) HAVE

THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING UNLESS CONSOLIDATION IS REQUIRED UNDER APPLICABLE LAW OR RULES OF COURT.




                               [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this presents to be executed on the date and year first set forth above.


                                        BORROWER:

                                        CENTERPOINT DEVELOPMENT CORPORATION, an
                                        Illinois corporation


                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------


                                        LENDER AND AGENT:

                                        LASALLE NATIONAL BANK, a national
                                        banking association


                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------


                                        LENDER:

                                        US BANK NATIONAL ASSOCIATION, a national banking association


                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------

                         CONSTRUCTION LOAN FACILITY AGREEMENT

                                SCHEDULES AND EXHIBITS

                                      SCHEDULE 1

                                 LIST OF CONSULTANTS

                                      SCHEDULE 2


                              SUBORDINATION TO MORTGAGES

     Section __ SUBORDINATION. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage (both sometimes hereinafter referred to as "Mortgage") against the Premises or any portion thereof. This Lease and the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage now or hereafter encumbering any portion of the Improvements, and to all advances made or hereafter to be made upon the security thereof; provided, however, the holder of said Mortgage agrees in writing not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder. Notwithstanding the foregoing, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease.

     Section __ MORTGAGE PROTECTION. Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure).
Such period of time shall be extended by any period within which such mortgagee is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default.

                               INTERCREDITOR AGREEMENT


     THIS INTERCREDITOR AGREEMENT ("Agreement") is dated as of the 31st day of July, 1998, by and among CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation (the "Borrower"); LASALLE NATIONAL BANK, a national banking association ("LaSalle"), as a Lender and as agent for the Lenders ("Agent"); U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender ("USBank" and together with LaSalle in its capacity as a Lender, the "Lenders"); CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Centerpoint Properties"), and CENTERPOINT REALTY SERVICES CORPORATION, an Illinois corporation ("Centerpoint Realty," and together with Centerpoint Properties, the "Subordinated Lenders").

                                      RECITALS:

     A. Borrower and Lenders have agreed to enter into a certain Construction Loan Facility Agreement dated of even date herewith (as hereafter amended, the "Facility Agreement"), pursuant to which the Lenders have agreed to provide a construction loan borrowing facility for Borrower. Pursuant to the terms and provisions of the Facility Agreement, the Lenders shall hereafter make Construction Loans (as defined in the Facility Agreement) to Borrower, each such Construction Loan to be evidenced by two promissory notes, one payable to LaSalle and one payable to USBank, and each in the amount of one-half of the Loan Amount (as defined in the Facility Agreement) for such Construction Loan (each a "Note," and collectively, the "Notes"). Each Construction Loan shall be secured by a mortgage and other security instruments as described in the Facility Agreement.

     B. As of the date hereof, Borrower is indebted to Centerpoint Properties as evidenced by an Assignment and Assumption Agreement dated as of July 30, 1998 by and between Borrower and Centerpoint Realty, as acknowledged and consented to by Centerpoint Properties, attached hereto as Exhibit "A" (the "Asset Transfer Assumption Agreement"). The indebtedness evidenced by the Asset Transfer Assumption Agreement (the "Asset Transfer Indebtedness") is unsecured.

     C. Centerpoint Properties has agreed to provide to Borrower a $1,000,000 line of credit (the "Line of Credit Loan") pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Centerpoint Properties attached hereto as Exhibit "B" (the "Line of Credit Agreement"). Loans under the Line of Credit Agreement will be evidenced by that certain Promissory Note of even date herewith in the stated principal amount of $1,000,000 made by Borrower to the order of Centerpoint Properties attached hereto as Exhibit "C" (the "Line of Credit Note," and together with the Line of Credit Agreement, the "Line of Credit Loan Documents").

     D. With respect to any individual Project (as defined in the Facility Agreement), one or both of Centerpoint Properties and Centerpoint Realty may make a loan or loans to Borrower from time to time to provide funds needed by Borrower to complete such Project. Any such loan shall be evidenced by a promissory note (each a "Project Loan Note") in the form of Exhibit "D-1" (in the case of Centerpoint Properties) or Exhibit "D-2" (in the case of Centerpoint Realty). Any such loan is hereinafter referred to as a "Project Loan," and all such loans are hereinafter referred to as "Project Loans."

     E. With respect to each individual Project, Borrower and Centerpoint Properties shall be executing a Put Option Agreement in the form of Exhibit U to the Facility Agreement. Pursuant to the terms of the Put Option Agreement, upon an exercise of the Put Option (as defined in the Put Option Agreement) by the Borrower, Centerpoint Properties may elect, instead of purchasing the Project, to make a loan to the Borrower in accordance with Section 3 of the Put Option Agreement. Any such loan is hereinafter referred to as a "Put Loan," and all such loans are hereinafter referred to as "Put Loans." The proceeds of a Put Loan shall be used, in part, to repay in full the Construction Loan made with respect to the applicable Project. Each Put Loan shall be evidenced and secured by documents in the form of Exhibits C-1 to and including C-10 of the Put Option Agreement executed in connection with the applicable Project. Any such documents are hereinafter referred to as "Put Loan Documents."

     F. It is a condition precedent to the Lenders entering into the Facility Agreement that (i) except as expressly provided herein, all Construction Loans and all other amounts due under or evidenced or secured by the Facility Agreement or any Loan Document remain at all times prior and superior to the Asset Transfer Indebtedness, the Line of Credit Loan, all Project Loans and all Put Loans, and (ii) the Asset Transfer Indebtedness, the Line of Credit Loan and all Project Loans remain at all times unsecured.

     NOW, THEREFORE, in order to induce Lenders to enter into the Facility Agreement, and in consideration of the mutual agreements and acknowledgements contained herein, the parties hereto agree as follows:

     1. The recitals to this Agreement are incorporated herein and made a part hereof by this reference thereto. All initially capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Facility Agreement.

     2. Centerpoint Properties hereby acknowledges and agrees that until the later of the Facility Maturity Date or the repayment in full of all of Borrower's Liabilities, (a) all of the terms, covenants and conditions of the Asset Transfer Indebtedness are and shall at all times be wholly subordinate to any and all present or future liens, security interests, terms, covenants and conditions of each and every Construction Loan and all other Borrower's Liabilities, including but not limited to "Protective Advances" (as hereinafter defined) advanced or incurred in connection with any Construction Loan, and (b) all amounts due to Centerpoint Properties pursuant to the Asset Transfer Assumption Agreement (including but not limited to interest and/or principal payments) are and shall at all times continue to be expressly subject and subordinate in right of payment to the indebtedness of the Borrower evidenced by any Loan Document delivered in connection with any Construction Loan and all other Borrower's Liabilities, including but not limited to Protective Advances advanced or incurred in connection with any Construction Loan. The term "Protective Advances" means any advances permitted under the terms of any Mortgage granted in connection with any Construction Loan to protect the security of the Agent or the Lenders in the Project applicable to such Construction Loan. The provisions of this Section 2 shall not be deemed to preclude Centerpoint Properties from receiving payments of the Asset Transfer Indebtedness to the extent permitted under Section 10 hereof.

     3. Centerpoint Properties hereby acknowledges and agrees that until the later of the Facility Maturity Date or the repayment in full of all of Borrower's Liabilities, (a) all of the terms, covenants and conditions of the Line of Credit Loan and any Put Loan are and shall at all times be wholly subordinate to any and all present or future liens, security interests, terms, covenants and conditions of each and every Construction Loan and all other Borrower's Liabilities, including but not limited to Protective Advances advanced or incurred in connection with any Construction Loan, and (b) all amounts due to Centerpoint Properties under the Line of Credit Loan Documents or under any Put Loan Documents (including but not limited to interest and/or principal payments) are and shall at all times continue to be expressly subject and subordinate in right of payment to the indebtedness of the Borrower evidenced by any Loan Document delivered in connection with any Construction Loan and all other Borrower's Liabilities, including but not limited to Protective Advances advanced or incurred in connection with any Construction Loan. The provisions of this Section 3 shall not be deemed to preclude Centerpoint Properties from receiving payments in connection with the any Put Loan to the extent permitted under Section 13 hereof.

     4. Each of Centerpoint Properties and Centerpoint Realty hereby acknowledges and agrees that until the later of the Facility Maturity Date or the repayment in full of all of Borrower's Liabilities, (a) all of the terms, covenants and conditions of each and every Project Loan are and shall at all times be wholly subordinate to any and all present or future liens, security interests, terms, covenants and conditions of each and every Construction Loan and all other Borrower's Liabilities, including but not limited to Protective Advances advanced or incurred in connection with any Construction Loan, and (b) all amounts due to either Centerpoint Properties or Centerpoint Realty under any Project Loan Note (including but not limited to interest and/or principal payments) are and shall at all times continue to be expressly subject and subordinate in right of payment to the indebtedness of the Borrower evidenced by any Loan Document delivered in connection with any Construction Loan and all other Borrower's Liabilities, including but not limited to Protective Advances advanced or incurred in connection with any Construction Loan. The provisions of this
Section 4 shall not be deemed to preclude either Centerpoint Properties or Centerpoint Realty, as applicable, from receiving payments in connection with any particular Project Loan to the extent permitted under Section 12 hereof.

     5. Centerpoint Properties may not make, and Borrower may not accept, any Put Loan unless the proceeds of such Put Loan, or such part of the proceeds thereof as may be necessary, shall be used to repay and satisfy in full the Construction Loan made in connection with the Project that is the subject of such Put Loan.

     6. Neither Centerpoint Properties nor Centerpoint Realty, in connection with the Asset Transfer Indebtedness, the Line of Credit Loan or any Project Loan, shall acquire by subrogation, contract or otherwise any security interest in any property of the Borrower, whether real or personal, tangible or intangible, including, without limitation, any lien upon any estate, right or interest in any Project. Any Put Loan may be secured only in accordance with
Section 3 of, and by documents in conformance with Exhibits C-1 to and including C-10 of, the Put Option Agreement executed in connection with the applicable Project.

     7. Lenders may, without affecting the subordination of the Asset Transfer Indebtedness, the Line of Credit Loan, each Project Loan and each Put Loan, in their sole and absolute discretion and without the approval of either Subordinated Lender, and without regard to any effect upon the Asset Transfer Indebtedness, the Line of Credit Loan, any Project Loan or any Put Loan: (1) release or compromise any obligation under, in or pursuant to the Facility Agreement, any Note or Notes, or any other Loan Document delivered in connection with any Construction Loan, (2) release their liens in, or surrender, release or permit any substitution or exchange of all or any part of, any properties securing repayment of any Construction Loan, (3) retain or obtain a lien in any property to further secure payment of any Construction Loan, (4) increase the amount of any Construction Loan, (5) modify or extend the Facility Maturity Date or the maturity date of the Notes delivered by

Borrower in connection with any Construction Loan, or (6) modify in any other way the Facility Agreement or any Loan Document delivered in connection with any Construction Loan.

     8. Each of Centerpoint Properties and Centerpoint Realty shall give the Lenders notice of any default by Borrower under any Asset Transfer Indebtedness Document, any Line of Credit Loan Document, any Project Loan Note or any Put Loan Document at the time such notice is given to the Borrower and copies of all further notices to Borrower relating to such default.

     9. The commencement of any remedial action under any Asset Transfer Indebtedness Document, the Line of Credit Loan or under any Project Loan, without the prior, written consent of the Lenders, shall constitute a Facility Event of Default under the Facility Agreement as of the date such enforcement or remedial action is initiated. Centerpoint Properties may commence remedial action in connection with any Put Loan as permitted under Section 13 hereof.

     10. The payment of all amounts due under the Asset Transfer Assumption Agreement is subordinated to the prior payment of all of Borrower's Liabilities. Prior to (i) the occurrence of a violation of the covenant contained in Section 7.1(c) of the Facility Agreement, or (ii) the occurrence of a Facility Event of Default (each a "Payment Cessation Event"), the Asset Transfer Indebtedness may be repaid in full or in part in accordance with the terms of the Asset Transfer Assumption Agreement; provided, however, Borrower shall make no such payment if the making of such payment will result in a Payment Cessation Event. Upon the occurrence and during the continuance of a Payment Cessation Event, no payment shall be made to Centerpoint Properties by or on behalf of Borrower for or on account of the Asset Transfer Indebtedness prior to the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities. In the event payment of any portion of the Asset Transfer Indebtedness is made in violation of this Section 10, whether in cash, rent, profits, property or securities, Centerpoint Properties shall promptly pay to Lenders an amount equal to such payment.

     11. The payment of any amounts due under the Line of Credit Loan Documents is subordinated to the prior payment of all of Borrower's Liabilities, and no payment shall be made to Centerpoint Properties by or on behalf of Borrower for or on account of the amount due under the Line of Credit Loan Documents prior to the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities. In the event payment of amounts payable under the Line of Credit Loan Documents is made in violation of this Section 11, whether in cash, rent, profits, property or securities, Centerpoint Properties shall promptly pay to Lenders an amount equal to such payment.

     12. The payment of all amounts due under each Project Loan is subordinated to the prior payment of all of Borrower's Liabilities. With respect to each Project, following the repayment and satisfaction in full of the Construction Loan made in connection with such Project and provided a Payment Cessation Event shall not have occurred and be continuing, any Project Loan made in connection with such Project may be repaid in full or in part in accordance with the terms of the Project Loan Note executed in connection with such Project Loan; provided, however, Borrower shall make no such payment if the making of such payment will result in a Payment Cessation Event. Upon the occurrence and during the continuance of a Payment Cessation Event, no payment shall be made to either Subordinated Lender by or on behalf of Borrower for or on account of the amount due under any Project Loan Note prior to the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities.

     13. The payment of all amounts due under each Put Loan is subordinated to the prior payment of all of Borrower's Liabilities. Prior to the occurrence of a Payment Cessation Event, any Put Loan may be repaid in full or in part in accordance with the terms of the applicable Put Loan Documents; provided, however, Borrower shall make no such payment if the making of such payment will result in a Payment Cessation Event. Upon the occurrence and during the continuance of a Payment Cessation Event, no payment shall be made to Centerpoint Properties by or on behalf of Borrower for or on account of the amount due under any Put Loan prior to the later of the Facility Maturity Date
and the repayment in full of all of Borrower's Liabilities.   Notwithstanding
the foregoing sentence, upon the occurrence and during the continuance of a Payment Cessation Event, (a) Centerpoint Properties may foreclose or otherwise exercise any remedies it may have upon any collateral securing a Put Loan, including but not limited to exercising the Call Option Agreement provided in connection with a Put Loan, and (b) Borrower may sell any collateral securing a Put Loan, and the proceeds of such sale may be used to pay all amounts owing under the Put Loan secured by such Put Loan; provided, however, if the sale or other disposition of the collateral securing any Put Loan is insufficient to pay in full all amounts owing under the Put Loan so secured, any deficiency may not be paid to Centerpoint Properties by or on behalf of Borrower prior to the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities. In the event payment of any amount payable under any Put Loan is made in violation of this Section 13, whether in cash, rent, profits, property or securities, Centerpoint Properties shall promptly pay to Lenders an amount equal to such payment.

     14. Borrower hereby covenants and agrees that, upon the occurrence and during the continuance of an Event of Default, Borrower shall not make any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of any shares of the stock of Borrower or on account of the purchase, redemption, retirement or acquisition of any shares of the stock of Borrower or any warrants, options or rights therefor (each a "Distribution").

     15. Each of Centerpoint Properties and Centerpoint Realty, as the case may be, hereby represents and warrants to and covenants and agrees with the Lenders as follows:

          (a) Each of Centerpoint Properties and Centerpoint Realty have received and have reviewed a copy of the Facility Agreement and each of the exhibits and schedules attached thereto.

          (b) Without the Lenders' prior, written consent, which may be denied in the Lenders' sole and absolute discretion, the form of the Project Loan Notes will not be amended, and, in connection with each Project, the terms of payment and maturity date of any Project Loan Note delivered in connection therewith thereof shall not provide for any payment prior to the repayment in full of the Construction Loan provided in connection with such Project. Each Project Loan shall be evidenced solely by a Project Loan
     Note in the form of Exhibit C-1 (in the case of Centerpoint Properties) or Exhibit C-2 (in the case of Centerpoint Realty).

          (c) Without the Lenders' prior, written consent, which may be denied in the Lenders' sole and absolute discretion, neither Centerpoint Properties nor Centerpoint Realty shall assign all or any part of its interest in any Project Loan.

          (d) Without the prior written consent of the Lenders, neither Centerpoint Properties nor Centerpoint Realty, in connection with any Project Loan, will assert, collect (other than as permitted in Section 12 hereof) or enforce all or any portion of the obligations under the any Project Loan Note, or enforce its rights and remedies under any Project Loan Note.

          (e) If either Centerpoint Properties or Centerpoint Realty, in violation of the provisions set forth herein, shall commence, prosecute or participate in any suit, action or proceeding against Borrower in connection with any Project Loan, the Lenders and/or Agent may intervene and interpose such defense or plea in their or its own name or in the name of the Borrower, and may, in any event, have standing to restrain the enforcement of the provisions of the Project Loan Note in their or its own name or in the name of Borrower in the same suit, action or proceeding or in an independent suit, action or proceeding.

          (f) Other than payments expressly permitted by Section 12 hereof, neither Centerpoint Properties nor Centerpoint

     Realty, as the holder of any Project Loan, shall at any time demand or retain any voluntary or optional payment or prepayment of any portion of any Project Loan from the Borrower, which optional or voluntary payments or prepayments are expressly prohibited hereby.

          (g) The Subordinated Lenders have delivered to Lenders a true and complete fully executed copy of the Asset Transfer Assumption Agreement, and such agreement has not been amended, modified or supplemented in any way.

          (h) Without the Lenders' prior, written consent, which may be denied in the Lenders' sole and absolute discretion, the Asset Transfer Assumption Agreement will not be (i) supplemented, or (ii) amended to modify the terms of payment, maturity date or any other business terms thereof.

          (i) Upon the occurrence of any Bankruptcy Proceeding (as defined in Section 18 hereof) with respect to the Borrower, each of Centerpoint Properties and Centerpoint Realty agrees to fully cooperate with the Lenders in connection with such Bankruptcy Proceeding and to refrain from taking any actions which are inconsistent with the agreements contained in this Agreement; provided, however, Centerpoint Properties or Centerpoint Realty, as the case may be, shall be permitted to accelerate any obligations of the Borrower then outstanding under the Asset Transfer Indebtedness, any Project Loans, the Line of Credit or any Put Loans pursuant to the terms of the Asset Transfer Assumption Agreement, Project Loan Notes, the Line of Credit Loan Documents or any Put Loan Documents, respectively. Neither Centerpoint Properties nor Centerpoint Realty shall be precluded from filing a proof of claim in any Bankruptcy Proceeding that is not inconsistent with the agreements contained in this Agreement.

          (j) If either Centerpoint Properties or Centerpoint Realty obtains any assets of the Borrower as a result of any proceeding or other action not permitted hereunder, the Subordinated Lender receiving such assets will hold such assets in trust for, and immediately pay, deliver and assign such assets to, the Lenders for application to the Borrower's Liabilities.

          (k) Each of Centerpoint Properties and Centerpoint Realty agrees to refrain from challenging the Facility Agreement or any Loan Document delivered in connection with any Construction Loan and not to oppose any plan of reorganization or rehabilitation proposed or approved by the Lenders in any Bankruptcy Proceeding on the basis that Centerpoint Properties or Centerpoint Realty is entitled to any payments until all of Borrower's Liabilities have been paid in full.

          (l) Neither Centerpoint Properties nor Centerpoint Realty shall commence any Bankruptcy Proceeding against the Borrower, or exercise any right to take any action which could terminate or in any way adversely affect the Facility Agreement or any Construction Loan Documents or the availability of any of the collateral for any Construction Loan to pay and satisfy each Construction Loan in full.

          (m) The foregoing provisions are solely for the purpose of defining the relative rights of the Lenders, Centerpoint Properties and Centerpoint Realty, and nothing herein shall impair, as between the Borrower and the Lenders, the obligation of the Borrower, which is unconditional and absolute, to pay each Construction Loan and all other Borrower's Liabilities in accordance with their terms, nor shall anything herein prevent the Lenders and/or Agent from exercising all remedies otherwise permitted by applicable law or under the Facility Agreement or any Loan Document executed in connection with any Construction Loan.

     16. Centerpoint Realty hereby further represents and warrants to and covenants and agrees with the Lenders as follows:

          (a) Centerpoint Realty is the holder of one hundred percent of the issued and outstanding shares of the stock of Borrower, and, at all times prior to the later of the Facility Maturity Date and the repayment in full of all of Borrower's Liabilities, Centerpoint Realty shall hold one hundred percent of the issued and outstanding shares of the stock of the Borrower.

          (b)  In the event Centerpoint Realty shall receive any Distribution
     (i) after the occurrence and during the continuance of an Event of Default, or (ii) after the occurrence and during the continuance of any Default which is not cured during any applicable cure period, Centerpoint Realty will hold such Distribution in trust for, and upon demand pay, deliver and assign such Distribution to, the Lenders for application to Borrower's Liabilities.

          (c) The foregoing provisions are solely for the purpose of defining the relative rights of the Lenders and Centerpoint Realty, and nothing herein shall impair, as between the Borrower and the Lenders, the obligation of the Borrower, which is unconditional and absolute, to pay each Construction Loan and all other Borrower's Liabilities in accordance with their terms, nor shall anything herein prevent the Lenders and/or Agent from exercising all remedies otherwise permitted by applicable law or under the Facility Agreement or any Loan Document executed in connection with any Construction Loan.

     17. Centerpoint Properties hereby further represents and warrants to and covenants and agrees with the Lenders as follows:

          (a) Centerpoint Properties has delivered to Lenders true and complete fully executed copies of the Line of Credit Loan Documents, and such documents have not been amended, modified or supplemented in any way.

          (b) Without the Lenders' prior, written consent, which may be denied in the Lenders' sole and absolute discretion, the Line of Credit Loan Documents will not be (i) supplemented, or (ii) amended to modify the terms of payment, maturity date or any other business terms thereof, provided, however, the stated principal amount of the Line of Credit Loan may be increased without the prior consent of the Lenders. In the event of any such increase, Centerpoint Properties hereby expressly agrees that all provisions of this Agreement shall apply in full to the Line of Credit Loan as so increased.

          (c) Without the Lenders' prior, written consent, which may be denied in the Lenders' sole and absolute discretion, Centerpoint Properties shall not assign all or any part of its interest in the Line of Credit Loan or in any Put Loan.

          (d) Centerpoint Properties shall not at any time demand or retain any voluntary or optional payment or prepayment of any portion of the Line of Credit Loan from the Borrower, which optional or voluntary payments or prepayments are expressly prohibited hereby.

          (e) Without the prior written consent of the Lenders, Centerpoint Properties will not assert, collect or enforce all or any portion of the obligations under the Line of Credit Documents, or enforce its rights and remedies under the Line of Credit Loan Documents.

          (f) Other than payments expressly permitted by Section 13 hereof, Centerpoint Properties shall not at any time demand or retain any voluntary or optional payment or prepayment of any portion of any Put Loan from the Borrower, which optional or voluntary payments or prepayments are expressly prohibited hereby.

          (g) Without the prior written consent of the Lenders, Centerpoint Properties will not assert, collect or enforce (other than as permitted in Section 13 hereof) all or any portion of the obligations under any Put Loan.

          (h) Without the Lenders' prior, written consent, which may be denied in the Lenders' sole and absolute discretion,

     Centerpoint Properties shall not assign all or any part of its interest in the Asset Transfer Indebtedness.

          (i) Other than payments expressly permitted by Section 10 hereof, Centerpoint Properties shall not at any time demand or retain any voluntary or optional payment or prepayment of any portion of the Asset Transfer Indebtedness from the Borrower, which optional or voluntary payments or prepayments are expressly prohibited hereby.

          (j) Without the prior written consent of the Lenders, Centerpoint Properties will not assert, collect (other than as permitted in Section 10 hereof) or enforce all or any portion of the obligations assumed by Borrower under the Asset Transfer Assumption Agreement.

          (k) If Centerpoint Properties, in violation of the provisions set forth herein, shall commence, prosecute or participate in any suit, action or proceeding against Borrower in connection with the Asset Transfer Indebtedness, the Line of Credit Loan Documents or any Put Loan, as the case may be, the Lenders and/or Agent may intervene and interpose such defense or plea in their or its own name or in the name of the Borrower, and may, in any event, have standing to restrain the enforcement of the provisions of the Asset Transfer Assumption Agreement, the Line of Credit Loan Documents or the applicable Put Loan Documents, as the case may be, in their or its own name or in the name of Borrower in the same suit, action or proceeding or in an independent suit, action or proceeding.

          (l) The foregoing provisions are solely for the purpose of defining the relative rights of the Lenders and Centerpoint Properties, and nothing herein shall impair, as between the Borrower and the Lenders, the obligation of the Borrower, which is unconditional and absolute, to pay each Construction Loan and all other Borrower's Liabilities in accordance with their terms, nor shall anything herein prevent the Lenders and/or Agent from exercising all remedies otherwise permitted by applicable law or under the Facility Agreement or any Loan Document executed in connection with any Construction Loan.

     18. In the event of any proceedings to liquidate, dissolve or wind up the Borrower, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceedings relative to the Borrower or its property (a "Bankruptcy Proceeding"), all of Borrower's Liabilities shall be preferred in payment over the Asset Transfer Indebtedness, the Line of Credit Loan, each and every Project Loan and, to the extent unsecured or undersecured, each and every Put Loan, and all of Borrower's Liabilities shall first be paid in full before any payment is made upon the Asset Transfer Indebtedness, the Line of Credit Loan, any Project Loan or any unsecured or undersecured portion of any Put Loan; and in the event any payment or distribution of any kind or character, whether in cash, property or securities, shall be made upon or in respect of the Asset Transfer Indebtedness, the Line of Credit Loan, any Project Loan or any unsecured or undersecured portion of any Put Loan as a result of any Bankruptcy Proceeding, such payment or distribution shall be paid over to the Lenders for application in payment of the Borrower's Liabilities until all of the Borrower's Liabilities shall have been paid or satisfied in full.

     19. Each of Centerpoint Properties and Centerpoint Realty undertakes and agrees for the benefit of the Lenders to execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments which the Lenders or Agent may at any time reasonably require in connection with any Bankruptcy Proceeding in order to effectuate the agreements contained herein.

     20. No right of the Lenders to enforce the subordination of the Asset Transfer Indebtedness, the Line of Credit Loan, each Project Loan and each Put Loan as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Borrower, or by any noncompliance by the Borrower with any of the terms, provisions and covenants of the Asset Transfer Indebtedness, the Line of Credit Loan, any Project Loan or any Put Loan, regardless of any knowledge thereof that the Lenders or Agent may have or be otherwise charged with.

     21. Each of Centerpoint Properties and Centerpoint Realty hereby represents and warrants to Lenders that it has full power and authority to enter into and perform its obligations hereunder, that this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of such party enforceable in accordance with its terms.

     22. All notices or other communications required or permitted hereunder shall be (a) in writing and shall be deemed to be given when either (i) delivered in person, (ii) received after deposit in a regularly maintained receptacle of the United States mail as registered or certified mail, postage prepaid, (iii) when received if sent by private courier service, or (iv) on the day on which the party to whom such notice is addressed refuses delivery by mail or by private courier service and (b) addressed as follows:


     To LaSalle:         LaSalle National Bank
                         135 South LaSalle Street
                         Suite 1225
                         Chicago, Illinois  60603
                         Attn:  John C. Hein
                                First Vice President
     with a copy to:     Miller, Shakman, Hamilton, Kurtzon
                              & Schlifke
                         208 South LaSalle Street
                         Suite 1100
                         Chicago, Illinois  60604
                         Attn:  Michael S. Kurtzon


     To USBank:          US Bank National Association
                         111 East Wacker Drive
                         Suite 3000
                         Chicago, Illinois 60601
                         Attention: Elliott Quigley


                              with a copy to:

                         Charles R. Haynor
                         Briggs and Morgan
                         2400 IDS Center
                         80 South 8th Street
                         Minneapolis, MN 55402


     To Borrower:        Centerpoint Development Corporation
                         1808 Swift Road
                         Oak Brook, Illinois  60523
                         Attention:  Paul S. Fisher


                              with a copy to:

                         Ungaretti & Harris
                         3500 Three First National Plaza
                         Chicago, Illinois  60602
                         Attn:  Richard A. Ungaretti


     To Centerpoint      Centerpoint Properties Trust
     Properties:         1808 Swift Road
                         Oak Brook, Illinois  60523
                         Attention:  Paul S. Fisher


                              with a copy to:

                         Ungaretti & Harris
                         3500 Three First National Plaza
                         Chicago, Illinois  60602
                         Attn:  Richard A. Ungaretti

     To Centerpoint      Centerpoint Realty Services Corporation
     Realty:             1808 Swift Road
                         Oak Brook, Illinois  60523
                         Attention:  Paul S. Fisher

                              with a copy to:

                         Ungaretti & Harris
                         3500 Three First National Plaza
                         Chicago, Illinois  60602
                         Attn:  Richard A. Ungaretti


or to each such party at such other addresses as such party may designate in a written notice to the other parties.

     23. As a further inducement to Lenders to enter into the Facility Agreement, each of Borrower, Centerpoint Properties and Centerpoint Realty each covenants and agrees that the state and federal courts within Cook County, Illinois shall have jurisdiction of any action or proceeding relating to, or arising under or in connection with this Agreement and each of Borrower, Centerpoint Properties and Centerpoint Realty consents to personal jurisdiction of such courts and waives any objection to such courts' jurisdiction. Each of Borrower, Centerpoint Properties and Centerpoint Realty hereby irrevocably appoints Paul S. Fisher, c/o CenterPoint Properties Trust, 1808 Swift Road, Oak Brook, Illinois 60523 as its attorney in fact to accept such service. Service so made shall be deemed completed upon actual receipt or refusal to accept receipt. Nothing in this Section 23 shall affect the right of Lenders to serve legal process in any other manner permitted by law or affect the right of Lenders to bring any action or proceeding against any of Borrower, Centerpoint Properties or Centerpoint Realty in the courts of any other jurisdiction or to effectuate in any other jurisdiction any judgment entered by a court of competent jurisdiction.

     24. ALL OF THE PARTIES TO THIS AGREEMENT WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION OR CIVIL PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE DOCUMENTS OR INSTRUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, OR OTHERWISE RELATING TO THIS AGREEMENT OR SUCH OTHER DOCUMENTS AND INSTRUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF BORROWER, CENTERPOINT PROPERTIES, AND CENTERPOINT REALTY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO (A) INTERPOSE ANY COUNTERCLAIM THEREIN UNLESS SUCH PARTY WOULD BE BARRED FROM ASSERTING SUCH COUNTERCLAIM IN A SEPARATE ACTION BY APPLICABLE LAW OR RULES OF COURT, AND (B) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING

UNLESS CONSOLIDATION IS REQUIRED UNDER APPLICABLE LAW OR RULES OF COURT.

     25. This Agreement and any and all claims arising from or relating to this Agreement shall be construed and interpreted in accordance with the internal laws (and not the conflict of laws principles) of the State of Illinois.

     26. The covenants and agreements of Centerpoint Properties and Centerpoint Realty contained in this Agreement and any restrictions on Centerpoint Properties and Centerpoint Realty shall cease upon the later of the Facility Maturity Date or the repayment in full of all of Borrower's Liabilities.

     27. This Agreement may be signed in multiple counterparts with the same effect as if all signatories had executed the same instrument.

     28. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable under any applicable law. If any term of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the other terms of this Agreement shall in no way be affected thereby.

     29. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Agreement contained by or on behalf of any party shall bind and inure to the benefit of the respective successors and assigns of such party, whether so expressed or not.

     30. This Agreement and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


                               [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first set forth above.


                                             BORROWER:

                                             CENTERPOINT DEVELOPMENT
                                             CORPORATION, an Illinois
                                             corporation
ATTEST:


By:                                          By:
   ----------------------                       ---------------------------
Its:                                         Its:
    ---------------------                        --------------------------

                                             LENDERS:

ATTEST:                                      LASALLE NATIONAL BANK

By:                                          By:
   ----------------------                       ---------------------------
Its:                                         Its:
    ---------------------                        --------------------------


ATTEST:                                      U.S. BANK NATIONAL ASSOCIATION

By:                                          By:
   ----------------------                       ---------------------------
Its:                                         Its:
    ---------------------                        --------------------------


                                             SUBORDINATED LENDERS:

                                             CENTERPOINT PROPERTIES TRUST, a
                                             Maryland real estate investment
                                             trust
ATTEST:


By:                                          By:
   ----------------------                       ---------------------------
Its:                                         Its:
    ---------------------                        --------------------------


                                             CENTERPOINT REALTY SERVICES
                                             CORPORATION, an Illinois
                                             corporation
ATTEST:


By:                                          By:
   ----------------------                       ---------------------------
Its:                                         Its:
    ---------------------                        --------------------------

                                    EXHIBIT "B-1"


                                   PROMISSORY NOTE

                                                         Dated: _________, _____

     FOR VALUE RECEIVED, the undersigned CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of LASALLE NATIONAL BANK, a national banking association ("Lender"), on the dates designated herein, the principal amount of __________________ and NO/100 DOLLARS ($_________.00) or so much thereof as may now or hereafter be disbursed by Lender to or for the benefit of Borrower pursuant to the terms and provisions of that certain Construction Loan Facility Agreement dated as of July 31, 1998 by and among Borrower, Lender, USBank and Agent (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Facility Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Facility Agreement.

     The Borrower further promises to pay interest on the balance of principal from time to time outstanding and unpaid hereon from the date advanced until such principal amount is paid in full at such interest rates (which shall not exceed the maximum rate permitted by applicable law) as are specified in the Facility Agreement. Interest shall be payable monthly in arrears commencing on the first day of ____, ____ and the first day of each successive month thereafter through and including the first day of ________, _____, with a final payment of all accrued unpaid interest, together with the entire unpaid remaining principal balance of the indebtedness evidenced hereby, due and payable on _________ __, _____ (the "Maturity Date"), unless the indebtedness evidenced hereby is accelerated as provided herein.

     All payments of principal and interest in respect of this Note shall be made to the Agent in lawful money of the United States of America in same day funds in accordance with the terms of the Facility Agreement.

     This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Facility Agreement, to which Facility Agreement reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the indebtedness evidenced hereby accelerated or extended. The terms and conditions of the Facility Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default, as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Facility Agreement.

     This Note is secured by certain liens and security interests granted pursuant to the Loan Documents executed and delivered in connection with the Construction Loan evidenced by this Note and the promissory note of even date herewith and equal stated principal amount hereto by Borrower to the order of USBank (the "USBank Note"). Reference is made to such Loan Documents (the "Collateral Documents") for the terms and conditions governing the collateral security for the indebtedness of the Borrower evidenced hereby.

     This Note is executed by Borrower simultaneously with the USBank Note, and this Note and the USBank Note are equally secured by the Collateral Documents without priority or preference one over the other.

     Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrower.

     This Note shall be deemed to be an obligation under the laws of the State of Illinois and for all purposes shall be governed by, construed and enforced in accordance with the internal laws (as opposed to conflicts of law provisions) of said State, and any applicable laws of the United States.

     BORROWER WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION OR CIVIL PROCEEDING TO ENFORCE THIS NOTE, OR OTHERWISE RELATING TO THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER ALSO WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO (A) INTERPOSE ANY COUNTERCLAIM THEREIN UNLESS BORROWER WOULD BE BARRED FROM ASSERTING SUCH COUNTERCLAIM IN A SEPARATE ACTION BY APPLICABLE LAW OR RULES OF COURT, AND (B) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING UNLESS CONSOLIDATION IS REQUIRED UNDER APPLICABLE LAW OR RULES OF COURT.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                             CENTERPOINT DEVELOPMENT
                                             CORPORATION, an Illinois
                                             corporation


                                             By:
                                                ---------------------------
                                             Its:
                                                 --------------------------

                                    EXHIBIT "B-2"


                                   PROMISSORY NOTE

                                                        Dated: _________, ______

     FOR VALUE RECEIVED, the undersigned CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Lender"), on the dates designated herein, the principal amount of __________________ and NO/100 DOLLARS ($_________.00) or so much thereof as may now or hereafter be disbursed by Lender to or for the benefit of Borrower pursuant to the terms and provisions of that certain Construction Loan Facility Agreement dated as of July 31, 1998 by and among Borrower, Lender, LaSalle and Agent (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Facility Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Facility Agreement.

     The Borrower further promises to pay interest on the balance of principal from time to time outstanding and unpaid hereon from the date advanced until such principal amount is paid in full at such interest rates (which shall not exceed the maximum rate permitted by applicable law) as are specified in the Facility Agreement. Interest shall be payable monthly in arrears commencing on the first day of ____, ____ and the first day of each successive month thereafter through and including the first day of ________, _____, with a final payment of all accrued unpaid interest, together with the entire unpaid remaining principal balance of the indebtedness evidenced hereby, due and payable on _________ __, _____ (the "Maturity Date"), unless the indebtedness evidenced hereby is accelerated as provided herein.

     All payments of principal and interest in respect of this Note shall be made to the Agent in lawful money of the United States of America in same day funds in accordance with the terms of the Facility Agreement.

     This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Facility Agreement, to which Facility Agreement reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the indebtedness evidenced hereby accelerated or extended. The terms and conditions of the Facility Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default, as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Facility Agreement.

     This Note is secured by certain liens and security interests granted pursuant to the Loan Documents executed and delivered in connection with the Construction Loan evidenced by this Note and the promissory note of even date herewith and equal stated principal amount hereto by Borrower to the order of LaSalle (the "LaSalle Note"). Reference is made to such Loan Documents (the "Collateral Documents") for the terms and conditions governing the collateral security for the indebtedness of the Borrower evidenced hereby.

     This Note is executed by Borrower simultaneously with the LaSalle Note, and this Note and the LaSalle Note are equally secured by the Collateral Documents without priority or preference one over the other.

     Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrower.

     This Note shall be deemed to be an obligation under the laws of the State of Illinois and for all purposes shall be governed by, construed and enforced in accordance with the internal laws (as opposed to conflicts of law provisions) of said State, and any applicable laws of the United States.

     BORROWER WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION OR CIVIL PROCEEDING TO ENFORCE THIS NOTE, OR OTHERWISE RELATING TO THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER ALSO WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO (A) INTERPOSE ANY COUNTERCLAIM THEREIN UNLESS BORROWER WOULD BE BARRED FROM ASSERTING SUCH COUNTERCLAIM IN A SEPARATE ACTION BY APPLICABLE LAW OR RULES OF COURT, AND (B) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING UNLESS CONSOLIDATION IS REQUIRED UNDER APPLICABLE LAW OR RULES OF COURT.


     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                             CENTERPOINT DEVELOPMENT
                                             CORPORATION, an Illinois
                                             corporation


                                             By:
                                                ---------------------------
                                             Its:
                                                 --------------------------

                                 PUT OPTION AGREEMENT

     THIS PUT OPTION AGREEMENT is entered into as of this _____ day of ____________, _____ ("Agreement") by and between CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation ("Developer"), and CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("CNT").


                                   R E C I T A L S:

     A. Developer is or will be the fee title holder of the real estate legally described on EXHIBIT "A" attached hereto and made a part hereof ("Land").

     B. Developer plans to construct a building containing approximately ______________ square feet of space and other related improvements (collectively, the "Building") on the Land and with the intention of selling the Land and Building (collectively, the "Project").

     C. Developer has entered into a construction contract dated ____________________ with ______________________ (the "General Contractor") for the construction of the Building and either Developer or General Contractor has entered into an agreement dated ________________ with ____________________ (the
"Architect") for architectural services.

[[   D.   Developer has entered into a lease agreement dated ______________ with
_____________________ to lease all or a substantial portion of the Building. As used herein "Lease" shall mean the foregoing lease, and shall not include (i) any modifications or amendments of the foregoing lease not identified in the preceding sentence, or (ii) any other lease, whether executed prior to or after the date of this Agreement, of all or any portion of the Project.

                                         OR

     D.   No lease of all or any part of the Building exists as of the date
hereof.   ]]

     E. In order for Developer to obtain construction financing to build the Building, Developer's construction lender ("Construction Lender") will require Developer to cause CNT to enter into this Agreement.

     F. CNT is willing to enter into this Agreement and acquire the Project upon Substantial Completion (as defined in Section 5.f below) of the Project, subject to the terms and conditions hereinafter set forth.


     NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter set forth, Developer and CNT hereby agree as follows:

     1. GRANT OF PUT OPTION. CNT hereby grants to Developer and Developer hereby accepts from CNT the right and option ("Put Option") to require CNT to purchase the Project for an amount equal to _____________________________ AND _____/100 ($______________) DOLLARS ("Put Price") upon the terms and conditions herein, and in the Purchase and Sale Agreement attached hereto as EXHIBIT "B" and by this reference made a part hereof ("Purchase Agreement") set forth, provided that Substantial Completion of the Project has occurred. [THE PUT PRICE INCLUDES A CONTINGENCY AMOUNT OF _______________________________ AND _____/100 ($______________) DOLLARS ("CONTINGENCY") TO BE USED TO PAY THE COSTS INCURRED RELATING TO THE ITEMS IDENTIFIED ON EXHIBIT "F" ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF. IN THE EVENT THAT THE ACTUAL COST OF THOSE ITEMS IS LESS THAN THE CONTINGENCY, THE PUT PRICE SHALL DECREASE BY ONE HALF OF THE DIFFERENCE BETWEEN THE AMOUNT OF THE CONTINGENCY AND THE ACTUAL COSTS INCURRED IN CONNECTION WITH THE ITEMS SET FORTH ON EXHIBIT "F". DEVELOPER SHALL PROVIDE SUCH DOCUMENTATION REASONABLY REQUIRED BY CNT TO EVIDENCE THE ACTUAL COSTS INCURRED BY DEVELOPER.]

     2. EXERCISE OF PUT OPTION. Developer may exercise the Put Option at anytime after Substantial Completion of the Project and prior to the date ("Outside Date") which is sixty (60) days subsequent to the date on which Substantial Completion of the Project has occurred. Developer shall exercise the Put Option by the delivery to CNT of four (4) copies of the Purchase Agreement executed by Developer. CNT shall, within five (5) business days after receipt of four (4) copies of the Purchase Agreement signed by Developer, either
(i) execute the Purchase Agreement and deliver two (2) signed copies to Developer or (ii) if CNT, in its sole discretion, determines that the Project does not meet its then current investment criteria, elect to make the Loan (as defined in Section 3 below). In the event that CNT fails to respond within said five (5) business day period, CNT shall be deemed to have elected to make the Loan. In the event the Put Option is not exercised by Developer on or prior to the Outside Date, this Agreement and the Put Option shall terminate as of 5:00 p.m. Chicago time on the Outside Date.

     3. LOAN. In the event Developer exercises the Put Option and CNT elects to make the Loan, CNT shall loan ("Loan") Developer an amount ("Loan Amount") equal to the Put Price plus all costs and expenses incurred by Developer in connection with the Loan. The Loan shall be made on the following terms and conditions:

Lender:             CNT.

Borrower:           Developer.

Indemnitors:        ______________________________.

Purpose: The proceeds of the Loan shall be applied as follows: (i) first to the outstanding balance due from Developer to satisfy its construction loan with respect to the Project from Construction Lender, (ii) next to the outstanding balance due from Developer to CenterPoint Realty Services Corporation or CNT in connection with any loan relating to the Project, and (iii) lastly to Developer.

Recourse:           Developer and Indemnitors shall be personally liable to CNT for and shall indemnify CNT against all liability, claims, costs and damages incurred by or asserted against CNT arising out of any or all of the following: (i) waste committed or permitted by the Developer or Indemnitors or anyone acting by, through or under Developer or Indemnitors, or from a failure to maintain any Project in the manner required by the Loan Documents; (ii) fraud or willful, deliberate and intentional material misrepresentation by Developer or Indemnitors; (iii) failure to pay insurance premiums, taxes (all amounts required to fund escrow and any amounts required to pay taxes in excess of amounts held in escrow), assessments, ground rent or any other lienable impositions as required under the Loan Documents; (iv) misapplication of and failure to pay to Lender after a default under any of the Loan Documents of tenant security deposits, insurance proceeds or condemnation proceeds; (v) failure after a default under any of the Loan Documents to pay to CNT all rents, income and profits, net of reasonable and customary operating expenses; (vi) failure to perform under the environmental covenants or indemnifications described in the Environmental Indemnity Agreement of even date herewith; (vii) destruction or removal of fixtures or personal property securing the Loan from the Project, unless replaced by items of equal value (except that Borrower shall be allowed to remove obsolete personal property); (viii) terminating, amending or entering into a lease of any portion of the Project in violation of the Loan Documents;
                    (ix) failure to pay to CNT any rent, income or profits which have been prepaid more than 30 days in advance; and (x) willful or grossly negligent violation of applicable law by Indemnitors or Developer.

Loan Fee:           An amount designated by CNT on or before the Closing Date.
                    The Loan Fee shall not exceed two (2%) percent of the Put
                    Price. The Loan Fee shall be unconditionally earned by CNT upon the funding of the Loan, but shall not be payable by Developer to CNT until the earlier of the time of repayment of the Loan or the Maturity Date.

Maturity Date:      ___________________________.

Annual Interest
  Rate:             ____________________________.

Payments:           Interest only, payable monthly on the first day of each
                    calendar month.

Prepayment:         Prepayment shall be permitted.

Collateral:         Mortgage encumbering the Project, Assignment of Leases and
                    Rents, and security interest in associated personal property, fixtures and equipment.

Title Insurance:    ALTA Lender's Policy with exceptions and endorsements
                    reasonably satisfactory to Lender.

Expenses:           Title premium, and other expenses relating to the Loan shall be payable by Developer on the Closing Date.

Loan Documents:     In the form of EXHIBITS "C1"-"C10" attached hereto and by
                    this reference made a part hereof.

Closing Date:       The date designated by CNT no later than fifteen (15)
                    business days after its election to make the Loan.

Call Option:        Developer shall, upon funding of the Loan, grant a Call
                    Option to CNT for a one (1) year term with the Call Option price equal to the Loan Amount in the form of the Call
                    Option Agreement attached hereto as EXHIBIT "D" and by this reference made a part hereof.

Manager: Developer agrees to retain CNT as a property manager pursuant to the terms of the Management Agreement attached hereto as EXHIBIT "C-10".

Other Provisions:   The following documents shall also be provided:

                    1. Certified corporate, partnership or limited liability company organizational documents, as applicable, evidencing good standing, authority to accept the Loan and other matters reasonably required by CNT;

                    2. Closing through an escrow with Chicago Title and Trust Company;

                    3. Opinion of Developer's counsel in form and substance reasonably satisfactory to Lender;

                    4.   Such other matters as CNT customarily requires.

     4. COMPENSATION. As a material inducement for CNT agreeing to enter into this Put Agreement, Developer is hereby obligated to pay to CNT an amount equal to ____________________ ________________________________ ($___________) DOLLARS
("Put Fee"). [CHOOSE ALTERNATE A, B OR C BELOW] ALTERNATE A: The Put Fee is unconditionally earned by CNT upon CNT's execution of this Agreement, but shall not be paid to CNT until the date of the earlier of the (i) sale of the Project to CNT as a result of the Developer's exercise of the Put Option, (ii) sale of the Project to a third party or (iii) the making of the Loan. ALTERNATE B: The Put Fee shall be unconditionally earned by CNT on a monthly basis commencing on the date of execution of this Agreement and ending on the date the Put Fee is paid to CNT. The Put Fee shall be paid to CNT on the date of the earlier of the
(i) sale of the Project to CNT as a result of the Developer's exercise of the Put Option, (ii) sale of the Project to a third party or (iii) the making of the Loan. ALTERNATE C: The Put Fee shall be unconditionally earned by CNT on the earlier of the exercise of the Put Option or the Outside Date, but shall not be paid to CNT until the date of the earlier of the (i) sale of the Project to CNT as a result of the Developer's exercise of the Put Option, (ii) sale of the Project to a third party or (iii) the making of the Loan.

     5.   AGREEMENT TO BUILD.

          a. PLANS AND SPECIFICATIONS. Developer and CNT hereby acknowledge and agree that they have reviewed and approved the plans and specifications described on EXHIBIT "E" attached hereto and by this reference made a part hereof ("Plans").

          b. WORK. For purposes of this Agreement, the "Work" means all construction and services required by the Plans necessary to fully and completely construct the Building. Developer shall perform or cause to be performed all Work and furnish all materials, equipment, labor services, scaffolds, hoisting, transportation, tools, leases and machinery necessary to perform and protect the Work. All equipment and materials supplied as part of the Work shall be new and all workmanship shall be of the best quality in strict accordance with this Agreement and the Plans.

          c. CHANGES IN THE WORK. Developer shall have no right to change, modify or amend, in any manner, the Plans previously approved by CNT without the prior written consent of CNT.

          d.   INSURANCE AND BONDS.

               i. GENERAL CONTRACTOR INSURANCE. Developer hereby agrees to cause the
     General Contractor approved by CNT to maintain worker's compensation and general liability policies in form, amount and substance approved by CNT and to deliver evidence of the same to CNT concurrently herewith. Developer shall cause General Contractor to name CNT as an additional insured under said policies as its interest may appear.

               ii. OWNER'S INSURANCE. Developer shall provide, pay for and maintain and deliver evidence to CNT concurrently herewith of all-risk builder's risk insurance for the full insurable value of the Work in form and content approved by CNT. The builder's risk policy shall name CNT as an additional insured as its interest may appear.

               iii. PAYMENT AND PERFORMANCE BONDS. If requested by any governmental authority, Developer shall further cause General Contractor to obtain a payment and performance bond in the amount of the Work naming Developer and CNT as dual obligees. The payment and performance bond shall be issued in a surety approved by CNT.

          e. COMPLETION OF THE WORK. Developer shall cause General Contractor to (i) prosecute promptly and diligently the Work, (ii) supply enough properly skilled workmen and proper materials to complete the Work, and (iii) prosecute and complete the Work as provided in the Lease and in the Plans. Developer shall Substantially Complete the Work on or before [THE MATURITY DATE OF THE CONSTRUCTION LOAN] subject to "force majeure" delays as set forth in the Lease, provided the tenant's obligations under the Lease remain in full force and effect, or "Unavoidable Delays," in the event no lease is in existence, which in any event shall not exceed the Put Termination Date. The Work shall be completed in a good and workmanlike manner, free and clear of defects and liens and in strict accordance with (a) the Plans, (b) all federal, state and local laws, codes, ordinances and regulations relating thereto, (c) all permits, licenses and other governmental approvals which have been obtained or are required to be obtained for the completion of the Work, and (d) the Lease. For the purposes of this Agreement, "Unavoidable Delays" shall mean delays due to strikes, acts of God, enemy action, civil commotion, fire, unavoidable casualty, materials shortages or other causes beyond the control of Developer.

          f. SUBSTANTIAL COMPLETION. For purposes of this Agreement, "Substantial Completion" of the Work shall be deemed to have occurred upon the date the last of the following provisions have been complied with and satisfied by Developer (unless any of such provisions are waived by CNT in its sole discretion):

               i. Developer shall have furnished to CNT and Title Insurer copies of all final waivers or lien and final sworn statements from General Contractor, all subcontractors and materialmen;

               ii. Substantial Completion as defined in the Lease shall have occurred;

               iii. Developer shall have delivered to CNT a certificate from General Contractor dated within fifteen (15) days prior to the exercise of the Put Option certifying that no notices of violations of laws or ordinances arising from the Work were served upon General Contractor during the performance of the Work and General Contractor has no knowledge that the Project is in violation of any applicable laws or ordinances;

               iv. Developer shall have furnished to CNT an "as built" set of Plans, showing all paving, driveways, fences, interior and exterior improvements and original guaranties and warranties from the General Contractor and all subcontractors and material suppliers, including, but not limited to, a ____________ (_____) year full system roof warranty;

               v. Developer shall have caused Architect to furnish to CNT a certificate stating (a) that the Work is sufficiently complete in accordance with the Plans so that Tenant can occupy the Building for the use intended under the Lease, (b) that the Building complies with all applicable laws and ordinances and (c) such other information reasonably requested by CNT or Tenant.

               vi. Developer shall have furnished to CNT a final certificate of occupancy for the Project or, if available and if sufficient to permit the tenant, if any, for the Project to occupy and use the Project as contemplated by the Lease for such Project, a temporary certificate of occupancy.

          g.   DEVELOPER'S RELEASE, INDEMNITY AND WARRANTY.

               i. RELEASE. Developer hereby releases CNT and its affiliates, directors, officers, shareholders, employees and agents (the "Released Parties") from any and all claims or causes of action whatsoever which Developer or General Contractor might otherwise possess resulting in or from or in any way connected with any loss covered or which should have been covered by insurance, including the deductible portion thereof, maintained and/or required to be maintained by Developer or General Contractor, as the case may be, in accordance with this Agreement.

               ii. INDEMNITY. To the fullest extent permitted by law, Developer hereby indemnifies, defends and holds harmless CNT and CNT's directors, officers, shareholders, employees and agents (the "Indemnified Parties") from and against any and all loss, cost, expense, damage, injury, liability, claim, demand, penalty or cause of action (including attorneys' fees), directly or indirectly arising out of, resulting from or related to (in whole or in part) (1) the Work or (2) any loss, cost, expense, damage, injury, claim, demand, penalty or cause of action that is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), including the loss of use resulting therefrom, and caused in whole or in part by any negligent act or omission of the General Contractor, any subcontractor, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable.

               iii. WARRANTY. Developer hereby warrants and guarantees that the Work shall be (i) of best quality, containing all new materials, (ii) free of defects and fit for its intended use for a period of one (1) year after the later of (y) the date of substantial completion under the contract with the General Contractor dated ____________________ or (z) _________________
     and (iii) completed strictly in accordance with the Plans. In the event that any work is performed to correct, repair or remedy any portion of the Work pursuant to any guarantee, the guarantee periods specified above or elsewhere herein or in any other agreement applicable to the Work shall begin anew from the date of Tenant's and/or CNT's acceptance of such work.

          h. INSPECTIONS. From time to time, Developer will cooperate (and cause General Contractor to cooperate) with CNT to arrange for inspections of the Work in progress by Tenant, CNT or its designated agents.

          i. TERMINATION OF PUT OPTION. In the event Substantial Completion does not occur on or before the earlier of (i) the date which is mandated in the Lease, or (ii) eighteen (18) months following the date of this Agreement (the "Put Termination Date"), the Put Option shall terminate.

          j. EXISTENCE OF LEASE AND RIGHT TO LEASE. In the event no Lease is identified in Paragraph D of the Recitals to this Agreement, the requirements and provisions of Sections 5.e and 5.f of this Agreement insofar as such requirements and provisions relate to a Lease shall be deemed waived by CNT and of no force or effect. However, Developer must obtain the prior approval of

CNT prior to entering into any lease(s) relating to the Project subsequent to the date of this Agreement.

     6. NOTICES. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by facsimile telecommunication, by overnight air express service or by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto at their respective addresses set forth below. Such notice or other communication shall be deemed given (a) upon receipt or upon refusal to accept delivery if delivered by personal delivery or by facsimile telecommunication, (b) one (1) business day after tendering to an overnight air express service, or (c) three (3) business days after mailing if by registered or certified mail.

          To Developer:                 CenterPoint Development Corporation
                                        1808 Swift Road
                                        Oak Brook, Illinois  60523
                                        Attention:  Paul S. Fisher
                                        Facsimile No.:  630-_______________

          With a copy to:               Ungaretti & Harris
                                        3500 Three First National Plaza
                                        Chicago, Illinois  60602
                                        Attention:  Richard A. Ungaretti, Esq.
                                        Facsimile No.:  312-977-4405

          To CNT:                       CenterPoint Properties Trust
                                        1808 Swift Road
                                        Oak Brook, Illinois  60523
                                        Attention:  Paul S. Fisher
                                        Facsimile No.:  630-_______________

          With a copy to:               Ungaretti & Harris
                                        3500 Three First National Plaza
                                        Chicago, Illinois  60602
                                        Attention:  Richard A. Ungaretti, Esq.
                                        Facsimile No.:  312-977-4405

Notice of change of address shall be given by written notice in the manner detailed in this Section.

     7.   MISCELLANEOUS.

          a. PARTIAL INVALIDITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          b. WAIVERS. No waiver of any breach or any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

          c. SURVIVAL. The covenants, agreements, representations and warranties made herein shall survive the exercise of the Put Option, the Purchase Agreement and the Loan and shall extend to the respective successors, heirs and assigns of Developer and CNT, subject to any limitations expressly set forth herein.

          d. PROFESSIONAL FEES. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party rising out of this Agreement, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including, without limitation, actual attorneys' fees, accounting and engineering fees, and any other professional fees resulting therefrom.

          e. ENTIRE AGREEMENT. All Exhibits attached to this Agreement are hereby incorporated herein by reference. This Agreement (including all Exhibits attached hereto) contains the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. Other than as expressly set forth in this Agreement, the parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

          f. TIME OF ESSENCE. Developer and CNT hereby acknowledge and agree time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.

          g. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

          h. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall, for all purposes, be deemed an original and all such counterparts shall together constitute one and the same agreement.

          i. CAPTIONS. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions.

          j. TERMS. The use of any pronoun in this Agreement shall include the singular, plural, masculine, feminine and neuter, the use of the singular or plural form shall include the plural or singular form and the use of any gender shall include all genders, as the context may require.

          k. BUSINESS DAYS. If the final day of any period or any date of performance under this Agreement falls on a Saturday, Sunday or legal holiday, then the final day of the period or the date of performance shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

          l. CONSTRUCTION. The parties acknowledge that each party and its counsel have received and approved this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or Exhibits hereto.

     IN WITNESS WHEREOF, Developer and CNT have entered into this Put Agreement as of the day and year first above written.

DEVELOPER:                                   CNT:

CenterPoint Development Corporation,         CenterPoint Properties Trust,
an Illinois corporation                      a Maryland real estate investment
                                             trust



By:                                          By:
     --------------------------                   ----------------------------
     Name:                                   Name:
            -------------------                          ---------------------


                                             By:
                                                  ----------------------------
                                                  Name:
                                                         ---------------------

                                     EXHIBIT "A"

                                  LEGAL DESCRIPTION

                                     EXHIBIT "B"

                 PURCHASE AND SALE AGREEMENT (PUT OPTION AGREEMENT)

     THIS PURCHASE AND SALE AGREEMENT is dated as of this _____ day of _________, 199_ ("Agreement") by and between CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation ("Seller"), and CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Purchaser"). For the purposes of this Agreement, "Effective Date" shall mean the date this Agreement is accepted by Seller and an executed original thereof is delivered to Purchaser.

                                   R E C I T A L S:

     A. Seller currently is the fee title holder of certain real estate and appurtenant rights consisting of approximately ________ acres of vacant land ("Real Estate") located in _________________, Illinois, legally described on EXHIBIT "A" attached hereto and made a part hereof.

     B. Pursuant to the terms hereof, Seller is required to construct on the Real Estate a building containing approximately _______________ square feet and other related improvements (collectively, the "Building").

[[   C.   _________________, as landlord, and ____________________________, as tenant ("Tenant"), have entered into that certain Industrial Building Lease dated _______________ ("Lease") whereby Seller has agreed to construct the Building on the Real Estate in accordance with the Plans, defined in the Put Option Agreement dated ____________________ between Seller and Purchaser ("Put Option Agreement"). The term "Lease" shall not be deemed to include (i) any modifications or amendments of the foregoing lease not identified in the preceding sentence, or (ii) any other lease of all or any portion of the Project.

                                         OR

     C.   Intentionally Deleted.  ]]

     D. Purchaser desires to purchase the Project (as hereinafter defined) from Seller and Seller desires to sell the Project to Purchaser upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the Purchase Price (as hereinafter defined) and the mutual promises, representations, warranties, agreements, covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller all of the following described property (collectively, the "Project"):

          (a)  The Real Estate.

          (b)  The Building.

          (c) All equipment, mechanical systems, leasehold improvements, appliances, tools, machinery, supplies, building materials, office equipment and other personal property of every kind and character owned by Seller and attached to, appurtenant to, located in, or used in connection with the operation of the Building or Real Estate (collectively, "Personal Project"), but excluding any personal property owned by tenants in possession, or public or private utilities.

          (d) All intangible property (collectively, the "Intangible Project") owned or held by Seller in connection with the Real Estate, the Building or the Personal Project, including, but not limited to (i) all contract rights,
(ii) all transferable licenses relating to the Project, (iii) all transferable warranties covering the Project or any part thereof (including, but not limited to, those relating to the occupancy, operation, construction or fabrication thereof), (iv) all transferable certificates, permits and other similar documents or authorizations pertaining to the ownership and operation of the Project and (v) all transferable utility contracts, advertising materials, plans and specifications, governmental approvals, occupancy permits, licenses and development rights related to the Project and all site plans, surveys, as-built plans and specifications, soil tests and all other information and documentation in Seller's possession or control related to the Project.

     2. PURCHASE PRICE. Subject to prorations and credits hereunder provided, Purchaser agrees to pay an amount equal to ________________________________________ AND _____/100 ($_______________)
DOLLARS ("Purchase Price") for the Project. The Purchase Price shall be paid as follows: on or before the Closing Date, Purchaser shall deposit with Title Insurer (as hereinafter defined), as escrowee ("Escrowee") the balance of the Purchase Price, plus or minus prorations, in cash, certified or cashier's check or by federal wire transfer funds.

     3. CONVEYANCE. In consideration of the Purchase Price, on or before the Closing Date, Seller shall convey to Purchaser fee simple title to the Project, by good, sufficient and recordable Special Warranty Deed ("Deed"), subject only to the Permitted Exceptions (as hereinafter defined)

     4.   TITLE POLICY.

          (a) TITLE COMMITMENT. No longer than ten (10) days following the Effective Date, Seller shall, at Seller's sole cost and expense, provide Purchaser with a title insurance commitment ("Title Commitment") prepared by Chicago Title Insurance Company ("Title Insurer") covering the Project and showing fee simple title in Seller.

          (b) TITLE AND SURVEY CONDITIONS. The Title Commitment shall be subject only to those matters set forth on EXHIBIT "B" attached hereto and made a part hereof and all other title exceptions and survey conditions are hereinafter collectively referred to as "Unpermitted Exceptions"). In the event of any Unpermitted Exceptions, Seller shall have until two (2) business days prior to the Closing in which to cause any such Unpermitted Exceptions to be waived by Title

Insurer or corrected and reflected in the Survey, as applicable. Failure of Seller to cause such Unpermitted Exceptions to be waived by Title Insurer or corrected and reflected in the Survey, as applicable, shall entitle Purchaser, at Purchaser's election, either (x) to terminate this Agreement by written notice to Seller, in which event this Agreement shall be null and void and of no further force or effect, or (y) to accept title to the Project subject to such Unpermitted Exceptions that Title Insurer has not removed or the surveyor has not corrected on the Survey, as applicable, with a further right with respect to each Unpermitted Exception then remaining (r) to deduct from the Purchase Price amounts secured by any unpermitted lien or encumbrance of a definite or ascertainable amount, or (s) in Purchaser's discretion, to cause Seller to cause Title Insurer to issue its endorsement insuring against loss or damage caused by any such Unpermitted Exception. In the event Purchaser elects to terminate this Agreement in accordance with election (x) above as the result of an Unpermitted Exception caused by Seller, then Purchaser shall be entitled to exercise all other remedies available to it at law or in equity.

          (c) TITLE POLICY. Through the Escrow, Seller shall, on the Closing Date, at its sole cost and expense, cause Title Insurer to issue its current form ALTA Owner's Title Insurance Policy ("Title Policy") in the amount of the Purchase Price with (i) extended coverage over all general exceptions, (ii) a
3.1 zoning endorsement with parking, (iii) a waiver of the creditor's rights exclusion and (iv) such other endorsements as Purchaser may reasonably require, guaranteeing Purchaser's title to the Project and to all easements for the benefit of the Project, subject only to the Permitted Exceptions and to those Unpermitted Exceptions subject to which Purchaser agreed to take title pursuant to subparagraph 5(b) above.

     5.   SURVEY.

          No later than ten (10) days after the Effective Date, Seller, at Seller's sole cost and expense, shall deliver to Purchaser a survey ("Survey") of the Building and Real Estate prepared subsequent to Substantial Completion by a licensed Illinois land surveyor and certified to have been prepared in accordance with the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys as adopted by the American Land Title Association and American Congress on Surveying and Mapping (1992) as an Urban Survey, including Table A requirements 1, 2, 3, 4, 6, 7(a), 7(b), 7(c), 8, 9, 10, 11(a), 11(b), 11(c) and
11(d) contained therein for the benefit of Purchaser and Title Insurer. Notwithstanding the foregoing, the Survey shall include, by way of example and not by limitation, (i) the legal description and correct address, if any, of the Project, (ii) all improvements (including fences), if any, located on the Project, (iii) easements (visible or recorded), whether benefitting or burdening the Project, together with recording information concerning the documents creating such easements, (iv) building lines, (v) curb cuts, (vi) sewage, water, electricity, gas and other utility facilities, (vii) roads and means of physical and record ingress and egress to and from the Project by public roads, (viii) the gross square footage of the Project, (ix) the square footage of the Building, (x) flood zone designation, (xi) the location of the Building on the Real Estate to be within the applicable lot and setback lines and that the Building does not encroach upon any adjoining properties or easements burdening the Project, and (xii) improvements located within five (5) feet of the boundary lines of the Project.

     6.   ESCROW AND CLOSING.

          (a) CLOSING. The transaction contemplated by this Agreement shall be closed through an escrow ("Escrow") at the office of Title Insurer at 171 North Clark Street, Chicago, Illinois, in accordance with the general provisions of the usual form of "New York Style" Deed and Money Escrow Agreement ("Escrow Agreement") then provided and used by the Escrowee with such special provisions inserted in the Escrow Agreement as may be required to conform with this Agreement. In the event of any conflict between the Escrow Agreement and this Agreement, the terms of this Agreement shall prevail unless the Escrow Agreement specifically recites it is intended to amend or modify this Agreement. Seller agrees to execute any instrument, including gap undertakings, in form customarily required by Escrowee in order to facilitate the "New York Style" Closing.

          (b) CLOSING COSTS. The cost of the Escrow and the New York Style Closing shall be divided equally between Purchaser and Seller. Seller shall pay for the cost of all state and county documentary stamp and transfer taxes, the cost of the Title Policy and Survey. Any transfer tax required by local ordinance shall be paid by the party made responsible thereunder or, if no responsibility is assigned, by Seller.

     7.   CLOSING DOCUMENTS.

          (a) SELLER'S CLOSING DOCUMENTS TO BE DELIVERED ON OR BEFORE THE CLOSING DATE. Seller shall deliver to Escrowee, pursuant to the Escrow Agreement, or to Purchaser, as applicable, and Seller hereby covenants and agrees to deliver to Escrowee or to Purchaser, as applicable, on or before the Closing Date, the following instruments and documents, all of which shall be subject to Purchaser's prior review and approval as to form, scope and substance, the delivery of each of which shall be a condition to Closing:

               (i)    The Deed.

               (ii)   Plat Act Affidavit, if necessary.

               (iii) Affidavit of Non-Foreign Status described under the Internal Revenue Code 1445, or otherwise establish to the satisfaction of Title Insurer an exemption from withholding under the Foreign Investment in Real Project Tax Act of 1980.

               (iv) A bill of sale duly executed by Seller with warranty of title in favor of Purchaser conveying the Personal Project to Purchaser free and clear of any and all claims, liens, encumbrances, security interests, restrictions or other charges.

               (v) An assignment of Intangible Property duly executed by Seller with warranty of title in favor of Purchaser assigning and conveying the Intangible Project free and clear of any and all claims, liens, encumbrances, security interests, restrictions or other charges.

               (vi) A counterpart original of an assignment and assumption of the Lease, including, without limitation, all rental deposits, security deposits and all prepaid rentals ("Assignment and Assumption of Lease") duly executed and acknowledged by Seller in favor of Purchaser.

               (vii) Estoppel certificate ("Estoppel Certificate") addressed to Purchaser in the form required by the Lease and executed by Tenant.

               (viii) An original of the Lease (and copies of material correspondence relating to the Lease).

               (ix) Attornment letter executed by Seller addressed to Tenant advising Tenant to pay rent to Purchaser or as Purchaser directs.

               (x)    all keys to the Project.

               (xi)   ALTA Statement, in duplicate.

               (xii) A written reaffirmation that all of the representations and warranties set forth in this Agreement continue to be true and correct as of the Closing Date.

               (xiii) Personal "GAP" undertaking executed by Seller or an entity, other than Seller, acceptable to Title Insurer.

               (xiv) Such proof of Seller's authority and authorization to enter into this transaction as may be required by Purchaser or Title Insurer.

               (xv) Such additional documents or instruments, which in the reasonable opinion of Purchaser and/or Title Insurer, are necessary for the proper consummation of the transaction contemplated by this Agreement, provided none of said additional documents or instruments impose any cost or obligation upon Seller not otherwise specifically imposed upon Seller pursuant to the terms of this Agreement.

          (b) DELIVERIES BY PURCHASER ON OR BEFORE THE CLOSING DATE. Purchaser shall deliver to Escrowee pursuant to the Escrow Agreement or to Seller, as applicable, and Purchaser hereby covenants and agrees to deliver to Escrowee or Seller, as applicable, on or before the Closing Date, the following monies, instruments and documents, the delivery of each of which shall be a condition precedent to the delivery of the Deed in accordance with the terms of the Escrow
Agreement:

               (i)    The balance of the Purchase Price.

               (ii) Such proof of Purchaser's authority and authorization to enter into this transaction as may be reasonably required by Title Insurer.

               (iii) An original counterpart copy of the Assignment and Assumption of Lease.

               (iv)   ALTA Statements, in duplicate.

               (v) Such additional documents or instruments, which in the reasonable opinion of Seller and/or Title Insurer, are necessary for the proper consummation of the transaction contemplated by this Agreement, provided none of said additional documents or instruments impose any cost or obligation upon Purchaser not otherwise specifically imposed upon Purchaser pursuant to the terms of this Agreement.

          (c) JOINT DELIVERIES ON OR BEFORE THE CLOSING DATE. The Escrow Agreement shall provide that the parties shall deliver to Escrowee and the parties hereby covenant and agree to deliver to Escrowee on or before the Closing Date the following instruments and documents, all of which shall be subject to Purchaser's prior review and approval as to form, scope and substance, the mutual delivery of each of which shall be a condition precedent to Closing:

          (i)  Closing Statement, in triplicate.

          (ii) State, county and municipal transfer tax declarations.

     8. CLOSING DATE. The closing of the transactions contemplated by this Agreement shall be on a date ("Closing Date" or "Closing") no later than fifteen
(15) business days after this Agreement is executed by Seller and Purchaser or such earlier or later date as agreed upon by Seller and Purchaser.

     9. POSSESSION. Possession of the Project shall be delivered to Purchaser on the Closing Date, free and clear of all possessory interests other than the possessory interest of Tenant.

     10. BROKERAGE COMMISSION. Seller and Purchaser hereby agree to indemnify each other, their successors and assigns, and hold each other harmless in the event any claim, suit or demand for a brokerage commission is brought against either Seller or Purchaser or their respective successors or assigns based upon the actions of either Seller or Purchaser relating to the Project (including the purchase and sale contemplated hereunder). This indemnity shall include all costs, fees and reasonable expenses incurred by Seller or Purchaser, their respective successors and assigns, as a result of participation in, or defense of, any claim, suit or demand.

     11. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows, which representations and warranties shall be deemed to have been remade on the Closing Date (the truth and accuracy of which shall constitute a condition to the disbursement of the Purchase Price to Seller in accordance with the terms of the Escrow Agreement):

          (a) SELLER'S PERFORMANCE. Seller has not done or performed, and until the conveyance of the Project in accordance with the terms of this Agreement, it will not do or perform any act which would in any way interfere with or adversely affect Seller's ability to consummate this transaction in accordance with the terms hereof.

          (b) VIOLATION OF LAWS. Seller has no actual knowledge and has received no notices from any city, village, county or other governmental authority of violations with reference to the Project or any part thereof, including, without limitation, violations of zoning, building, conservation, environmental, fire or health codes that have not been heretofore corrected.

          (c) AGREEMENTS AFFECTING THE PROJECT. Seller has not entered into any agreements written or oral with any governmental agency or any party which would affect or impair the development, use or occupancy of the Project.

          (d) LEGAL MATTERS. To Seller's actual knowledge, there is no pending or threatened condemnation or similar proceeding affecting the Project or any portion thereof or presently contemplated which will in any manner affect either Purchaser or the Project or any part thereof. To Seller's actual knowledge, there is no pending public improvement in, about or outside the Project which will affect access to the Project.

          (e) POWER. This Agreement and all agreements, instruments and documents herein provided to be executed by Seller are duly authorized, executed and delivered by and binding upon Seller in accordance with their terms. Seller has the legal power, right and authority to enter into this Agreement and consummate the transactions contemplated hereby.

          (f) REQUISITE ACTION. All requisite action (corporate, trust, partnership or otherwise) has been taken or obtained by Seller in connection with the entering into this Agreement and the consummation of the transactions contemplated hereby, or shall have been taken prior to the Closing Date.

          (g) DEFAULT. Seller is not in default in respect of any of its obligations or liabilities pertaining to the Project, nor is there any state of facts or circumstances which, after notice or lapse of time, or both, would constitute such a default.

          (h) MECHANICS' LIENS. There are no claims for mechanics' liens or any unpaid amounts for labor or materials which could give rise to mechanics' liens against the Project which have not been bonded over by Seller.

          (i) DOCUMENTS OF RECORD. Seller has no notice or knowledge of any default with respect to any obligations of Seller under any easements, deeds, or other documents of record.

          (j) POSSESSING AGREEMENTS. Seller has not entered into any leases, tenancies or occupancy agreements pertaining to the Project other than the Lease or any other lease, tenancy or occupancy agreement approved by Purchaser.

          (k) UTILITIES. All utility lines are or will be available, at Seller's sole cost and expense, at the perimeter of the Project and are located in a public right-of-way or in dedicated easements servicing the Project and are of a capacity and size to service the Building.

          (l) FLOOD PLAIN. To Seller's actual knowledge, the Project or any portion thereof is not located within a flood plain or "floodway" as defined in Ill. Rev. Stat. ch. 19, 11659.

          (m) WETLANDS. To Seller's actual knowledge, the Project or any portion thereof does not constitute a wetland pursuant to the applicable provisions of the Clean Water Act, 33 U.S.C. Section 1251 et seq., or the regulations thereto.

          (n) RECAPTURE AGREEMENTS. To Seller's actual knowledge, there are no obligations in connection with the Project or any so called "recapture agreement" involving refund for sewer extension, oversizing utility lines, lighting or like expense or charge for work or services done upon or relating to the Project which will bind Purchaser or the Project from and after the Closing Date.

          (o) ROADWORK. To Seller's actual knowledge, there is no agreement or undertaking or bond with any governmental agency respecting construction of any acceleration or deceleration lane, road, access or street lightings.

          (p) DONATIONS. To Seller's actual knowledge, there are no donations or payments to or for schools, parks, fire departments or any other public entity or facilities which are required to be made by an owner of the Project.

          (q) PRORATIONS. The information to be furnished by Seller on which the computation of prorations is based shall be true, correct and complete in all respects.

          (r) CONSTRUCTION. The Building shall be constructed in strict accordance with the Plans (as hereinafter defined) and all applicable laws and ordinances relating thereto. The Plans shall be completed in strict accordance with all applicable laws and ordinances applicable to the Work (as hereinafter defined).

          (s) DOCUMENTS AND INFORMATION. All documents and information provided by Seller to Purchaser in connection herewith are complete, accurate, true and correct and, to Seller's best knowledge, no information has been omitted therefrom.

          All representations and warranties contained in this Paragraph 11 or elsewhere in this Agreement shall be deemed remade as of the Closing Date. All such warranties and representations shall survive Closing for a period of one
(1) year except for the warranties and representations contained in subparagraphs 11(e), 11(f) and 12(b) which shall survive the Closing without limitation. This Agreement shall not be canceled or merged on the Closing.
Each and every representation and warranty of Seller contained in this Agreement shall be deemed to have been relied upon by Purchaser, notwithstanding any investigation Purchaser may have made with respect thereto, or any information developed by or made available to Purchaser prior to the Closing and consummation of this transaction.

     12.  ENVIRONMENTAL MATTERS.

          (a) ENVIRONMENTAL DEFINITIONS. The term "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the State of Illinois, or the United States Government, including, but not limited to, any material or substance which is (i) defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," or "restricted hazardous waste" under any provision of Illinois law, (ii) petroleum, (iii) asbestos, (iv) polychlorinated biphenyl, (v) radioactive material, (vi) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.
Section 1251 ET SEQ., (33 U.S.C. Section 1317), (vii) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 ET SEQ. (42 U.S.C. Section 6903), or (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 ET SEQ. (42 U.S.C. Section 9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental, health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials.

          (b) ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Seller represents and warrants that as of the date hereof and as of the Closing Date: (i) no notice, demand, claim or other communication has been given to or served on Seller, from any entity, governmental body or individual claiming any violation of any Environmental Law or demanding payment, contribution, indemnification, remedial action, removal action or any other action or inaction with respect to any actual or alleged environmental damage or injury to persons, property or natural resources (any of the foregoing, whether now existing or hereafter brought, is herein called a "Claim"); (ii) no underground storage tanks are currently located on the Project as the result of the act or omission of Seller;
(iii) the soil, surface water and ground water of, under, or on the Project are free from any Hazardous Material (as hereinafter defined) as a result of the act or omission of Seller; (iv) Seller shall not permit or acquiesce in the use for or in connection with the manufacture, refinement, treatment, storage, generation, transport or hauling of any Hazardous Material in excess of levels permitted by applicable Environmental Laws or the disposal of any such material;
(v) no Hazardous Material has been discharged, dispersed, released, disposed of, or allowed to escape on, under or in the Project as a result of the act or omission of Seller; (vi) no asbestos or asbestos-containing materials have been installed, used, incorporated into or disposed of on the Project as a result of the act or omission of Seller; and (vii) no polychlorinated biphenyls ("PCBs") are or ever have been located on, in, or used in connection with the Project as a result of the act or omission of Seller. If any such representation is in any manner inaccurate or any such warranty is in any matter breached (collectively, a "Breach"), and if such Breach gives rise to or results in liability (including, but not limited to, a response action, remedial action or removal action) under any Environmental Laws or any existing common law theory based on nuisance or strict liability, or causes a significant effect on public health, Seller shall promptly take any and all remedial and removal action as required by law to clean up the Project, mitigate exposure to liability arising from, and keep the Project free of any lien imposed pursuant to, any Environmental Laws as a result of such Breach.

          (c) ENVIRONMENTAL INDEMNITY. Additionally, but not in lieu of Seller's affirmative undertakings set forth in subparagraph 12(b) above, Seller agrees to indemnify, defend and hold harmless Purchaser from and against any and all debts, liens, claims, causes of action, administrative orders and notices, costs (including, without limitation, response and/or remedial costs), personal injuries, losses (including loss of value of the Project), damages, liabilities, demands, interest, fines, penalties and expenses, including reasonable attorneys' fees and expenses, consultants' fees and expenses, court costs and all other out-of-pocket expenses, suffered or incurred by Purchaser as a result of any Breach.

     13.  PRORATIONS.

          (a) REAL ESTATE TAXES. Seller agrees to pay general real estate taxes due and payable on or before the Closing Date, and the parties shall prorate general real estate taxes not yet due and payable as of the Closing Date on the basis of the most recently ascertainable assessed valuation, tax rate and multiplier for the Project and shall reprorate such tax proration within thirty
(30) days of either party's receipt of the actual tax bills therefor.

          (b) RENT. All payments required to be made by any tenant under any lease of all or a portion of the Project, including, but not limited to, base rent and tax or insurance escrow payments, if any, received by Seller and attributable to periods subsequent to the Closing Date, shall be credited to Purchaser as of the Closing Date.

          (c) OPERATING EXPENSES. All operating expenses on the Project required to be paid by Seller under any lease ("Operating Expenses") which have not in fact been paid by Seller as of the Closing Date shall be credited to Purchaser at Closing on an accrual basis. It is agreed between the parties Seller is responsible for the payment of all Operating Expenses accruing prior to the Closing Date and Purchaser is responsible for the payment of all Operating Expenses accruing after the Closing Date.

          (d) SECURITY DEPOSIT. Purchaser shall be credited with any security deposit or pre-paid rental paid to Seller by any tenant under any lease of all or a portion of the Project.

          (e) OTHER CUSTOMARY PRORATIONS. Other items which are customarily prorated in a purchase and sale of the type contemplated hereunder shall be prorated as of the Closing Date.

          (f) ADJUSTMENTS. In the event any prorations, apportionments or computations made under this paragraph 13 shall prove to be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from whom it is entitled to such adjustment within two (2) years after Closing.

     14.  DEFAULT AND REMEDIES.

          (a) PURCHASER'S DEFAULT. If Purchaser fails to perform in accordance with the terms of this Agreement as Seller's sole and exclusive remedy for such default, Seller shall be entitled to (i) assert the right of specific performance, or (ii) assert an action at law against Seller for monetary damages.

          (b) SELLER'S DEFAULT. If Seller (i) fails to perform in accordance with the terms of this Agreement or (ii) breaches any of the covenants, conditions, agreements, representations or warranties of this Agreement, or
(iii) any information contained herein or in the exhibits or in any documents or information submitted hereunder for Purchaser's review is false, inaccurate or misleading in any respect, then, in any such event, Purchaser shall retain and be entitled to exercise all rights and remedies available to Purchaser at law or in equity.

     15. CASUALTY OR CONDEMNATION. In the event of any casualty, or condemnation of the Project by any governmental authority, or in the event any notice of such condemnation is received by Seller and in the event that Tenant may terminate the Lease, Seller shall so advise Purchaser within three (3) days of such event and Purchaser may elect, by written notice to Seller, to terminate this Agreement in which event this Agreement shall be of no further force and effect. If Purchaser does not so elect, then this transaction shall close as scheduled, and on the Closing Date, Purchaser shall receive a credit equal to the cost of restoring the Property.

     16. ASSIGNMENT AND DESIGNATION OF DESIGNEE. The parties hereto agree Purchaser shall have the right, prior to the Closing Date and without the consent of Seller, to assign this Agreement or to designate a designee(s). Seller shall not assign this Agreement without the prior written consent of Purchaser.

     17. SECTION 1445 OF THE INTERNAL REVENUE CODE. At Closing, Seller shall complete and execute a Certifications of Non-Foreign Status. In the event Seller does not do so or if Purchaser receives notice such certifications are false, then Purchaser may elect either (a) to consummate the transactions contemplated herein, in which event Purchaser shall, pursuant to said Section 1445, withhold ten (10%) percent of the Purchase Price at Closing; provided, however, in the event Seller shall, prior to the Closing Date, procure from the Internal Revenue Service a withholding certificate specifying no withholding is required, or a reduced withholding is required, Purchaser shall withhold at Closing only the amount specified in said withholding certificate; or (b) to terminate this Agreement, in which event this Agreement shall be null and void and the parties shall have no further liability to each other.

     18. NOTICES. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by facsimile telecommunication, by overnight air express service or by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto at their respective addresses set forth below. Such notice or other communication shall be deemed given (a) upon receipt or upon refusal to accept delivery if delivered by personal delivery or by facsimile telecommunication, (b) one (1) business day after tendering to an overnight air express service, or (c) three (3) business days after mailing if by registered or certified mail.

          To Seller:
                                        CenterPoint Development Corporation
                                        1808 Swift Road
                                        Oak Brook, Illinois  60523
                                        Attention:  Paul S. Fisher
                                        Facsimile No.:  630-_______________

          With a copy to:               Ungaretti & Harris
                                        3500 Three First National Plaza
                                        Chicago, Illinois  60602
                                        Attention:  Richard A. Ungaretti, Esq.
                                        Facsimile No.:  312-977-4405

          To Purchaser:                 CenterPoint Properties Trust
                                        1808 Swift Road
                                        Oak Brook, Illinois  60523
                                        Attention:  Paul S. Fisher
                                        Facsimile No.:  630-_______________

          With a copy to:               Ungaretti & Harris
                                        3500 Three First National Plaza
                                        Chicago, Illinois  60602
                                        Attention:  Richard A. Ungaretti, Esq.
                                        Facsimile No.:  312-977-4405

Notice of change of address shall be given by written notice in the manner detailed in this Section.

     19.  PROVISIONS REGARDING CONSTRUCTION.

          (a) SUBSTANTIAL COMPLETION. For purposes of this Agreement, "Substantial Completion" of the Work shall be deemed to have occurred upon the date the last of the following provisions have been complied with and satisfied by Seller (unless waived by Purchaser in its sole discretion):

               (i)    Seller shall have furnished to Purchaser and Title
     Insurer copies of all final waivers or lien and final sworn statements from General Contractor, all subcontractors and materialmen;

               (ii) Substantial Completion as defined in the Lease has occurred;

               (iii) Seller shall have delivered to Purchaser a certificate from General Contractor dated within fifteen (15) days of the Closing Date certifying that no notices of violations of laws or ordinances arising from the Work were served upon General Contractor during the performance of the Work and General Contractor has no knowledge that the Project is in violation of any applicable laws or ordinances;

               (iv) Seller shall have furnished to Purchaser an "as built" set of Plans, showing all paving, driveways, fences and exterior improvements and all original guaranties and warranties from the General Contractor and all subcontractors and material suppliers including, but not limited to, a ____________ year roof warranty;

               (v) Seller shall have caused Architect to furnish to Purchaser a certificate stating that (a) the Work is sufficiently complete in accordance with the Plans so that Tenant can occupy the Building for the use intended under the Lease, (b) the Building complies with all applicable laws and ordinances and (c) such other information reasonably requested by Purchaser ("Architect's Certificate"); and

               (vi) Developer shall have furnished to CNT a final certificate of occupancy for the Project or, if available and if sufficient to permit the tenant, if any, for the Project to occupy and use the Project as contemplated by the Lease for such Project, a temporary certificate of occupancy.

          (b) FINAL COMPLETION. At such time as Purchaser has received the Architect's Certificate, Purchaser shall have access to the Building to inspect the same and to prepare with Seller and Tenant a list of "punchlist" items or other incomplete or defective items (collectively, "Remaining Work"). As a condition to Closing as aforesaid, Seller shall either (i) promptly complete all Remaining Work and shall provide to Purchaser evidence that all Remaining Work has been completed by Seller and accepted by Tenant; or (ii) allow Purchaser to withhold a portion of the Purchase Price in an amount equal to 150% of Purchaser's reasonable estimate of the cost of completing the Remaining Work until such time as the Remaining Work is complete; provided, however, the cost of completing the Remaining Work shall not exceed $_______________ plus the cost of other work such as landscaping, exterior painting and paving to the extent the same cannot be completed due to weather conditions.

          (c)  SELLER'S RELEASE, INDEMNITY AND WARRANTY.

               (i) RELEASE. Seller hereby releases Purchaser and its affiliates, directors, officers, shareholders, employees and agents (the "Released Parties") from any and all claims or causes of action whatsoever which Seller or General Contractor might otherwise possess resulting in or from or in any way connection with any loss covered or which should have been covered by insurance, including the deductible portion thereof, maintained and/or required to be maintained by Seller or General Contractor, as the case may be, in accordance with this Agreement.

               (ii) INDEMNITY. To the fullest extent permitted by law, Seller hereby indemnifies, defends and holds harmless Purchaser and Purchaser's directors, officers, shareholders, employees and agents (the "Indemnified Parties") from and against any and all loss, cost, expense, damage, injury, liability, claim, demand, penalty or cause of action (including attorneys' fees), directly or indirectly arising out of, resulting from or related to (in whole or in part) (1) the Work, or (2) any loss, cost, expense, damage, injury, claim, demand, penalty or cause of action that is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), including the loss of use resulting therefrom, and caused in whole or in part by any negligent act or omission of the General Contractor, any subcontractor, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable.

               (iii) WARRANTY. Seller hereby warrants and guarantees that the Work shall be (i) of best quality, containing all new materials, (ii) free of defects and fit for its intended use for a period of one (1) year after the later of (y) the date of substantial completion under the contract with the General Contractor dated __________________ or (z) ____________________
     and (iii) completed strictly in accordance with the Plans. In the event that any work is performed to correct, repair or remedy any portion of the Work pursuant to any guarantee, the guarantee periods specified above or elsewhere herein or in any other agreement applicable to the Work shall begin anew from the date of Tenant's and/or Purchaser's acceptance of such work.

                      The foregoing remedies shall not deprive Purchaser of any action, right or remedy otherwise available to it for breach of any of the provisions of this Agreement. The periods referred to above or such longer time as may be specified elsewhere in the Agreement shall not be construed as a limitation on the time in which Purchaser may pursue such other action, right or remedy.

          (d) INSPECTIONS. From time to time, Seller will cooperate (and cause General Contractor to cooperate) with Purchaser to arrange for inspections of the Work in progress by Purchaser or its designated agents.

     20.  MISCELLANEOUS.

          (a) PARTIAL INVALIDITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          (b) WAIVERS. No waiver of any breach or any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

          (c) SURVIVAL. The covenants, agreements, representations and warranties made herein shall survive the Closing and shall extend to the respective successors, heirs and assigns of Seller and Purchaser, subject to any limitations expressly set forth herein.

          (d) PROFESSIONAL FEES. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party rising out of this Agreement, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including, without limitation, actual attorneys' fees, accounting and engineering fees, and any other professional fees resulting therefrom.

          (e) ENTIRE AGREEMENT. All Exhibits attached to this Agreement are hereby incorporated herein by reference. This Agreement (including all Exhibits attached hereto) contains the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. Other than as expressly set forth in this Agreement, the parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

          (f) TIME OF ESSENCE. Seller and Purchaser hereby acknowledge and agree time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.

          (g) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

          (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall, for all purposes, be deemed an original and all such counterparts shall together constitute one and the same agreement.

          (i) CAPTIONS. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions.

          (j) TERMS. The use of any pronoun in this Agreement shall include the singular, plural, masculine, feminine and neuter, the use of the singular or plural form shall include the plural or singular form and the use of any gender shall include all genders, as the context may require.

          (k) BUSINESS DAYS. If the final day of any period or any date of performance under this Agreement falls on a Saturday, Sunday or legal holiday, then the final day of the period or the date of performance shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

          (l) CONSTRUCTION. The parties acknowledge that each party and its counsel have received and approved this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or Exhibits hereto.

          (m) ASSIGNMENT. Purchaser shall have the right to assign any and all of its right, title and interest hereunder without the consent of Seller.

          (n) EXISTENCE OF LEASE. In the event the terms "Lease" and "Tenant" are not defined in Paragraph C of the Recitals to this Agreement, the requirements and provisions of Sections 7, 15 and 19 of this Agreement insofar as such requirements and provisions relate to a Lease or Tenant shall be deemed waived by Purchaser and of no force or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SELLER:                                      PURCHASER:

CenterPoint Development Corporation,         CenterPoint Properties Trust,
an Illinois corporation                      a Maryland real estate investment
                                             trust



By:                                          By:
     --------------------------                   ----------------------------
     Name:                                        Name:
            -------------------                          ---------------------


                                             By:
                                                  ----------------------------
                                                  Name:
                                                         ---------------------

                                      EXHIBIT A

                                  LEGAL DESCRIPTION


                                        B-A-1

                                      EXHIBIT B

                                 PERMITTED EXCEPTIONS

1.   TAXES FOR THE CURRENT YEAR WHICH ARE A LIEN ALTHOUGH NOT YET DUE AND
     PAYABLE.

2.   ACTS OF PURCHASER OR PARTIES ACTING BY, THROUGH OR UNDER PURCHASER.

3.   LIST OTHERS:


                                        B-B-1

                        ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made and entered into this 30th day of July, 1998 by and between CENTERPOINT REALTY SERVICES CORPORATION, an Illinois corporation ("Assignor"), and CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation ("Assignee"), with reference to the following facts:

     WHEREAS, Assignor desires to assign to Assignee the real property described on Exhibit A hereto (the "Real Property"), subject to certain indebtedness of Assignor to CenterPoint Properties Trust with respect to such Real Property in the aggregate principal amount of $2,000,000.00, bearing interest at 8.125% and payable on demand (the "Outstanding Debt").

     NOW, THEREFORE, in consideration of $10, the mutual covenants and obligations set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. ASSIGNMENT OF REAL PROPERTY. Assignor does hereby assign, transfer and convey to the Assignee all of Assignor's right, title and interest in and to the Real Property (the "Assignment").

     2. ASSUMPTION OF OUTSTANDING DEBT. Assignee does hereby assume the Outstanding Debt, and Assignor shall have no further obligations with respect to the Outstanding Debt.

     3. CONSIDERATION. In consideration of the Assignment, the Assignor shall be deemed to have made an equity contribution to Assignee in the amount of $4,359,000.00 on the date hereof.

     4. FURTHER ASSURANCES. Each of the parties shall execute such documents and other instruments and perform such further acts as may be reasonably required or desirable to effect the provisions hereof and the transactions contemplated hereby.

     5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

     6. EFFECTIVE DATE. The effective date of the Assignment shall be the date hereof.

     7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     8. SUBORDINATION. Pursuant to the terms of an Intercreditor Agreement dated as of July 31, 1998 among the CenterPoint Properties Trust, the Assignor, the Assignee, LaSalle National Bank ("LaSalle") and U.S. Bank National Association ("USBank"), payment of all amounts due hereunder is subordinated to the prior payment of the Assignee's liabilities to LaSalle and USBank. Reference is hereby made to the Intercreditor Agreement for a statement of the terms and provisions thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written through their duly authorized representatives hereinafter designated.

                                        CENTERPOINT REALTY SERVICES
                                           CORPORATION

                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------


                                        CENTERPOINT DEVELOPMENT
                                           CORPORATION

                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------


ACKNOWLEDGMENT AND CONSENT:

     CenterPoint Properties Trust hereby acknowledges and consents to the assumption of the Outstanding Debt by CenterPoint Development Corporation.


                                        CENTERPOINT PROPERTIES TRUST

                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------
                                        Date:
                                             -------------------------

                                     EXHIBIT A
                            DESCRIPTION OF REAL PROPERTY


1.   Address:         Route 88 and Shore Road (vacant), Naperville, Illinois
     PIN:             07-04-403-020 and 07-04-403-021
     Assumed Debt:    $102,000.00
     Value:           $334,000.00

2.   Address:         Route 88 and Diehl Road (vacant), Naperville, Illinois
     PIN:             07-04-303-001; 07-04-400-006; 07-04-401-008;
                      07-04-302-002; 07-04-401-007
     Assumed Debt:    $858,000.00
     Value:           $2,814,000.00

3.   Address:         71st St. and Adams St., Willowbrook, Illinois
     PIN:             09-23-407-051
     Assumed Debt:    $246,000.00
     Value:           $806,000.00

4.   Address:         71st St. and Madison St., Willowbrook, Illinois
     PIN:             09-23-407-052; 09-23-407-054; 09-23-407-057
     Assumed Debt:    $794,000.00
     Value:           $2,605,000.00

                                   LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Agreement") is entered into as of the 31st day of July, 1998 by and between CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Lender"), and CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation ("Borrower"), with respect to the following:

     1.   INCORPORATION AND DEFINITIONS

     1.1 INCORPORATION AND DEFINITIONS. All exhibits attached hereto and incorporated herein are hereby made a part of this Agreement. The defined terms used herein shall have the meanings set forth on Exhibit "A" attached hereto.

     2.   THE LOAN

     2.1 THE LOAN. Subject to the terms and conditions of this Agreement, from time to time between the date hereof and the Maturity Date, Lender agrees to lend to Borrower an amount not to exceed the Loan Amount. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay and reborrow up to the Loan Amount at any time prior to the Maturity Date. The Loan shall be evidenced by the Note which is by reference made a part hereof. The Note shall be executed by Borrower and shall provide for the payment of all unpaid principal evidenced thereby and all interest thereon to be made on or before the Maturity Date. If any sum of principal or interest is not paid when due hereunder or under the Note, such past due sum shall bear interest, to the extent permitted by applicable law, at the Default Rate (as defined in the Note).

     2.2 PURPOSE OF ADVANCES. The Borrower agrees to use the Advances to fund the costs of construction of projects for which Borrower has obtained financing under the Construction Loan Agreement.

     2.3 LENDER'S RIGHT TO CEASE DISBURSEMENT. Notwithstanding the foregoing, Lender may, in its sole discretion, cease to make disbursements of the Loan upon the occurrence of an Event of Default or an event which, with the lapse of time or the giving of notice or both, would constitute an Event of Default.

     3.   CONDITIONS PRECEDENT

     The obligation of Lender to make the initial Advance is subject to the condition that, on the Closing Date, there shall have been delivered to Lender, in form and substance reasonably satisfactory to Lender, the following:.

     3.1 AUTHORITY DOCUMENTS. A copy of a corporate resolution of Borrower authorizing this transaction.

     3.2 LOAN DOCUMENTS. The Loan Documents shall have been fully executed and delivered to Lender.

     3.3 CONSTRUCTION LOAN AGREEMENT. The Bank Lenders under the Construction Loan Agreement shall have made the initial advance of funds under the facility.

     4.   COVENANTS

     Borrower covenants and agrees that until the full and final payment of the Loan and any other indebtedness incurred hereunder, it will, unless Lender waives in writing compliance thereto, comply as to the following:

     4.1 AFFIRMATIVE COVENANTS. Borrower shall comply with the covenants set forth in the Construction Loan Agreement.

     4.2 REIMBURSE LENDER. Whether or not the Loan is disbursed, pay or reimburse Lender for all governmental fees, charges, taxes or penalties imposed on this Agreement or on any agreements or financing statements delivered hereunder and any taxes imposed on or assessed against Lender arising out of, by reason of, or relating to this Agreement (except state franchise taxes and state and federal income taxes) and for any out-of-pocket expenses reasonably incurred by Lender in connection herewith.

     5.   EVENTS OF DEFAULT AND REMEDIES

     Upon the occurrence of any of the following events ("Events of Default"), at the option of Lender, all sums of interest and principal remaining on the Loan and all other sums owing hereunder shall become immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character.

     5.1 FAILURE TO PAY. The Borrower fails to pay any interest due under the Note within five (5) days from the date due or principal due under the Note.

     5.2 INSOLVENCY. Borrower admits in writing its inability to pay its debts generally as they become due, or makes an assignment for the benefit of creditors or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors.

     5.3 BANKRUPTCY. An involuntary petition is filed under any bankruptcy or insolvency statute against Borrower, or a custodian, receiver or trustee has been appointed to take possession of any real property or other assets of Borrower or any entity or individual comprising Borrower, unless such petition or appointment is or has been set aside or withdrawn or ceases or has ceased to be in effect within sixty (60) days from the date of said filing or appointment.

     5.4 DEFAULT UNDER CONSTRUCTION LOAN AGREEMENT. Any default occurs under the Construction Loan Agreement or any other agreement executed in connection therewith which is not cured within the applicable grace period, if any.

     5.5 BREACH GENERALLY. Borrower breaches, or defaults under, any term, obligation, condition or provision contained in this Agreement not specifically referred to in this Article 5, if such breach or default shall continue or has continued for thirty (30) days after Borrower's receipt from Lender of a written notice describing said default or such additional time as may be necessary to cure said default not to exceed sixty (60) additional days, provided: (i) Borrower has commenced cure of said default within said thirty (30) day period,
(ii) such default is not susceptible to cure within said thirty (30) day period and (iii) Borrower is diligently pursuing said cure to completion.

     6.   MISCELLANEOUS

     6.1 NOTICES. Any communications between the parties hereto or notices provided herein to be given may be given by personal or overnight delivery or by certified or registered mail, postage prepaid, return receipt requested, at the address set forth opposite each party's name on the signature pages hereto, or to such other addresses as any party may in writing hereafter indicate. Such notice shall be effective upon receipt or refusal to accept receipt.

     6.2 DEFENSE OF ACTIONS BY LENDER. Lender shall have the right to commence, appear in, or defend any action or proceeding purporting to affect the rights or duties of the parties hereto or the disbursement of any Loan proceeds and in connection therewith pay necessary expenses, employ counsel and pay reasonable counsel's fees.

     6.3 WAIVER BY LENDER. No delay or omission to exercise any right, power or remedy accruing to Lender upon any breach or default of Borrower under the Loan Documents shall impair any such right, power or remedy of Lender, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character by Lender of any breach or default under the Loan Documents, or any waiver by Lender of any provision or condition of the Loan Documents, must be written and shall be effective only to the extent specified. All remedies, either under the Loan Documents or by law or otherwise afforded to Lender, shall be cumulative and not alternate.

     6.4  TIME OF ESSENCE.  Time is the essence of this Agreement.

     6.5 SUBORDINATION. Pursuant to the terms of an Intercreditor Agreement dated as of July 31, 1998 among the Lender, Borrower and the Bank Lenders, payment of all amounts due hereunder is subordinated to the prior payment of Borrower's liabilities to the

Bank Lenders. Reference is hereby made to the Intercreditor Agreement for a statement of the terms and provisions thereof.

     6.5 GOVERNING LAW. This Agreement, the Note and all other documents required hereunder, shall be governed by, and construed under, the laws of the State of Illinois.

     6.6 HEADINGS. Paragraph headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

BORROWER:                               CENTERPOINT DEVELOPMENT
                                        CORPORATION, an Illinois corporation


                                        By:
                                             ---------------------------------
                                             Its:
                                                 -----------------------------

                                        Address:

                                        1808 Swift Road
                                        Oak Brook, Illinois  60523-1501



LENDER:                                 CENTERPOINT PROPERTIES
                                        TRUST, a real estate investment trust


                                        By:
                                             ---------------------------------
                                             Its:
                                                 -----------------------------

                                        Address:

                                        1808 Swift Road
                                        Oak Brook, Illinois  60523-1501

                                    EXHIBIT "A"

                                    DEFINITIONS



     Unless the context otherwise requires, the following terms when capitalized and used in the Loan Documents have the meanings respectively ascribed to them:

     "Advance" means a borrowing under the Loan.

     "Bank Lenders" means LaSalle National Bank, as agent and lender, and U.S. Bank National Association, as lender, under the Construction Loan Agreement.

     "Business Day" means every day on which national banking associations located in the State of Illinois are allowed to be open for general lending business.

     "Closing Date" means the date on which the Loan Documents have been executed and all Conditions Precedent required by Article 3 hereof have been satisfied.

     "Construction Loan Agreement" means the Construction Loan Facility Agreement dated as of July 31, 1998 among CenterPoint Development Corporation, as borrower, and the Bank Lenders.

     "Event of Default" means any of the events constituting an Event of Default under Article 5 hereof.

     "Loan" means the loan described and provided for in Article 2 hereof.

     "Loan Amount" means the sum of up to One Million and no/100 Dollars ($1,000,000.00).

     "Loan Documents" means this Agreement, the Note and any other documents evidencing or securing the Loan.

     "Maturity Date" means August 1, 2001.

     "Note" means the Revolving Promissory Note evidencing the Loan, in the form attached hereto as Exhibit B.

                                   LOAN AGREEMENT

                                   BY AND BETWEEN


                           CENTERPOINT PROPERTIES TRUST,
                      A MARYLAND REAL ESTATE INVESTMENT TRUST,
                                       LENDER

                                        AND

                        CENTERPOINT DEVELOPMENT CORPORATION,
                              AN ILLINOIS CORPORATION
                                      BORROWER





                                   JULY 31, 1998

                             REVOLVING PROMISSORY NOTE



$1,000,000.00                                               Oak Brook, Illinois
                                                                  July 31, 1998


     FOR VALUE RECEIVED, CENTERPOINT DEVELOPMENT CORPORATION, an Illinois corporation ("Maker"), hereby promises to pay to the order of CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust ("Payee"), at its office in Oak Brook, Illinois, or at such other place as Payee may from time to time designate, in the manner hereinafter provided, the principal sum of ONE MILLION AND NO/100THS DOLLARS ($1,000,000.00), in lawful money of the United States of America or so much thereof as has been disbursed from time to time, payable on August 1, 2001 (the "Maturity Date") and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of LIBOR plus 250 basis points per annum from the date hereof until the Maturity Date, payable on the Maturity Date. The Maker agrees to pay interest on overdue principal or, to the extent permitted by law, interest at the rate of LIBOR plus 600 basis points per annum (the "Default Rate") until paid.

     This Note is issued pursuant to a Loan Agreement dated as of July 31, 1998 between the Maker and Payee (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Loan Agreement.

     The Payee shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record, the date and amount of each Advance and the date and amount of each principal payment hereunder.

     This Note may be declared due prior to its expressed maturity date, on the terms and in the manner and amounts as provided in the Loan Agreement.

     Maker, for itself and its successors and assigns, and each co-maker, endorser or guarantor, if any, of this Note, for their successors and assigns, hereby forever waives presentment, protest and demand, notice of protest, demand, dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, right of redemption, appraisement, exemption and homestead law now provided or which may hereby be provided by any federal or state statute or decisions, including but not limited to exemptions provided by or allowed under the Bankruptcy Code, against the enforcement and collection of the obligations evidenced by this Note, and any and all amendments, substitutions, extensions, renewals, increases, and modifications hereof. Maker agrees to pay all costs and expenses of collection and enforcement of this Note when incurred, including appraisal fees and Payee's attorneys' fees and legal and court costs, including any incurred on appeal or in connection with bankruptcy or insolvency, whether or not any lawsuit or proceeding is ever filed with respect hereto. No extensions of time of the payment of this Note or any installment hereof or any other modification, amendment or forbearance made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the liability of any co-maker, endorser, guarantor or any other person with regard to this Note, either in whole or in part.

     No failure on the part of Payee or any holder hereof to exercise any right or remedy hereunder, whether before or after the occurrence of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute a waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose the Default Rate retroactively or prospectively, or to impose late payment charges, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Payee or any holder hereof may have, whether by the laws of the State of Illinois, by agreement or otherwise, and none of the foregoing shall operate to release, change or affect the liability of Maker or any co-maker, endorser or guarantor of this Note, and Maker and each co-maker, endorser and guarantor hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be modified or amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     The parties hereto intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provisions, provision, or portion of any provision in this Note is found by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, or administrative or judicial decision, or public policy, and if such court would declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force and effect to the fullest possible extent they are legal, valid and enforceable, and the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were severable and not contained therein, and the rights, obligations and interest of Maker and the holder hereof under the remainder of this Note shall continue in full force and effect.

     All terms, conditions and agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the holders hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable laws. If, from any circumstances whatsoever, fulfillment of any provision hereof shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if under any circumstances the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to reduction of the unpaid principal balance due hereunder and not to the payment of interest.

     This Note shall inure to the benefit of Payee and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. As used herein, the term "Payee" shall mean and include the successors and assigns of the identified payee and the holder or holders of this Note from time to time.

     Maker acknowledges and agrees that (i) this Note and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of Illinois; (ii) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C. Section 1601, et seq.; (iii) said obligation constitutes a "business loan" under Illinois law; and (iv) the proceeds of the loan evidenced by this Note will not be used for the purchase of registered equity securities.

     Pursuant to the terms of an Intercreditor Agreement dated as of July 31, 1998 among the Maker, the Payee, LaSalle National Bank ("LaSalle") and U.S. Bank National Association ("USBank") and CenterPoint Realty Services Corporation, payment of all amounts due hereunder is subordinated to the prior payment of the Maker's liabilities to LaSalle and USBank. Reference is hereby made to the Intercreditor Agreement for a statement of the terms and provisions thereof.

     The obligations of the maker of this Note shall be direct and primary, and when the context or construction of the terms of this Note so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter.

     EXECUTED AND DELIVERED at Oak Brook, Illinois as of the 31st day of July, 1998.

                         CENTERPOINT DEVELOPMENT
                         CORPORATION, an Illinois corporation


                         By:
                              ---------------------------------
                              Its:
                                  -----------------------------
                              Title:
                                    ---------------------------

                                Schedule of Advances
                                         to
                      CenterPoint Development Corporation Note

                Principal Amount             Principal           Unpaid
Date               of Advance                Payments            Balance
----               ----------                --------            -------

